   As filed with the Securities and Exchange Commission on May 17, 1999

                                               1933 Act File No. 333-78325
                                                    1940 Act File No. 811-06294
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2
                       (Check appropriate box or boxes)

[_] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1
[_] Post-Effective Amendment No.
                                    and/or
[_] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 9

                       Nuveen California Select Quality
                             Municipal Fund, Inc.
               Enter Name of Registrant as Specified in Charter

                333 West Wacker Drive, Chicago, Illinois 60606
  Address of Principal Executive Offices (Number, Street, City, State and Zip
                                     Code)

                                (312) 917-7700
              Registrant's Telephone Number, including Area Code

           Gifford R. Zimmerman, Esq.--Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
   Name and Address (Number, Street, City, State and Zip Code) of Agent for
                                    Service

                         Copies of Communications To:
          Thomas S. Harman                           Gary S. Schpero
     Morgan, Lewis & Bockius LLP               Simpson Thacher & Bartlett
         1800 M Street, N.W.                      425 Lexington Avenue
        Washington, DC 20036                       New York, NY 10017

                 Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

   If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
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
                                        Proposed       Proposed
                           Amount       Maximum        Maximum      Amount of
  Title of Securities      Being     Offering Price   Aggregate    Registration
   Being Registered      Registered     Per Unit    Offering Price    Fee(1)
-------------------------------------------------------------------------------
Municipal Auction Rate
 Cumulative Preferred
 Stock Series W.......  1,680 shares    $25,000      $42,000,000     $11,676

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Previously paid.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

   The undersigned registrant hereby undertakes that: (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424 (b) (1) or (4) or 497 (b) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective. (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
                             CROSS REFERENCE SHEET

                               Part A--Prospectus

     Items in Part A of Form N-2                Location in Prospectus
     ---------------------------                ----------------------
  Item 1.  Outside Front Cover         Cover Page
  Item 2.  Inside Front and Outside    Inapplicable
           Back Cover Page
  Item 3.  Fee Table and Synopsis      Inapplicable
  Item 4.  Financial Highlights        Financial Highlights
  Item 5.  Plan of Distribution        Cover Page; Prospectus Summary; The
                                       Auction; Underwriting
  Item 6.  Selling Shareholders        Inapplicable
  Item 7.  Use of Proceeds             Use of Proceeds; Investment Objectives
                                       and Policies
  Item 8.  General Description of      Cover Page; Prospectus Summary; The
           the Registrant              Fund; Investment Objective and
                                       Policies; Description of MuniPreferred;
                                       Common Stock
  Item 9.  Management                  Prospectus Summary; Management of the
                                       Fund; Other Service Providers
 Item 10.  Capital Stock, Long-Term
           Debt, and Other             Capitalization; Investment Objectives
           Securities                  and Policies; Description of
                                       MuniPreferred; The Auction; Common
                                       Stock; Control of the Fund; Tax Matters
 Item 11.  Defaults and Arrears on     Inapplicable
           Senior Securities
 Item 12.  Legal Proceedings           Legal Proceedings
 Item 13.  Table of Contents of the
           Statement of Additional     Table of Contents for the Statement of
           Information                 Additional Information

                  Part B--Statement of Additional Information

                                               Location in Statement of
     Items in Part B of Form N-2                Additional Information
     ---------------------------               ------------------------
 Item 14.  Cover Page                  Cover Page
 Item 15.  Table of Contents           Cover Page
 Item 16.  General Information and     Inapplicable
           History
 Item 17.  Investment Objective and    Investment Objectives and Policies;
           Policies                    Certain Trading Strategies of the Fund;
                                       Portfolio Transactions
 Item 18.  Management                  Management of the Fund; Portfolio
                                       Transactions
 Item 19.  Control Persons and
           Principal Holders of        Management of the Fund; Certain Owners
           Securities                  of Record
 Item 20.  Investment Advisory and     Management of the Fund; Experts
           Other Services
 Item 21.  Brokerage Allocation and    Portfolio Transactions
           Other Practices
 Item 22.  Tax Status                  Tax Matters
 Item 23.  Financial Statements         Financial Statements

                           Part C--Other Information
Items 24-33 have been answered in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this Prospectus is not complete and may be changed. We may + +not sell these securities until the Registration Statement filed with the + +Securities and Exchange Commission is effective. This Prospectus is not an + +offer to sell these securities and is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                 SUBJECT TO COMPLETION, DATED MAY 12, 1999

PROSPECTUS

           Nuveen California Select Quality Municipal Fund, Inc.
     Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)")

                           1,680 Shares Series W
                    Liquidation Preference $25,000 Per Share

                                  ----------

 This Prospectus Part A may not be distributed unless accompanied by the Part B of the Nuveen Exchange-Traded Funds MuniPreferred Prospectus to which any reference in this Part A applies. This Prospectus sets out the information that a prospective investor should know before investing in the Fund. You should retain both Parts of the Prospectus for future reference. Investing in MuniPreferred shares involves certain risks, which are described in the "Risk Factors" section beginning on page B-5 of this Prospectus.

 Nuveen California Select Quality Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. The Fund's primary investment objective is current income exempt from both regular Federal and California personal income taxes, consistent with the Fund's investment policies. The Fund's secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal bonds that, in the opinion of the Fund's investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in tax-exempt California municipal bonds rated within the four highest grades (Baa or BBB or better) by Moody's or Standard & Poor's, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds that, in the opinion of the Fund's adviser, are of comparable quality to those so rated. There is no assurance that the Fund will achieve its objectives.

 Dividends paid to MuniPreferred shareholders, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular Federal income tax and California personal income tax. All or a portion of the Fund's exempt-interest dividends may be subject to the alternative minimum tax and therefore MuniPreferred shares may not be suitable for persons subject to this tax. The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year. The Fund, in the case of the ordinary seven-day rate periods or special rate periods of no more than 28 days, will give notice of taxable income to be included in a dividend on MuniPreferred shares in advance of the auction for these shares, and may give advance notice to MuniPreferred shareholders during longer rate periods. Under certain circumstances the Fund will be required to make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gain. The amount of taxable income and gain allocated to MuniPreferred shares will depend on the amount of taxable income and gain the Fund realizes.

 The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. A Statement of
Additional Information dated      has been filed with the Securities and
Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may receive a copy of the Statement of Additional Information, the table of contents of which appears at page B-28 of this Prospectus, at no charge by calling the Fund at (800) 257-8787. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. This Prospectus (comprised of Parts A and B) does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

 The Fund is offering the shares of MuniPreferred, Series W, listed above. The shares are referred to in this Prospectus as "New MuniPreferred." Except as otherwise described in this Prospectus, the terms of this offering and all other series of MuniPreferred the Fund previously offered are the same. The dividend rate for the initial rate period (the period from the date of issue
through        , 1999) will be     %. For subsequent rate periods,
MuniPreferred shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described beginning at Page B-18 of this Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell MuniPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. MuniPreferred shares are not listed on an exchange. You may only buy or sell MuniPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity.

                                  ----------

 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

 (R)Registered Trademark of John Nuveen & Co. Incorporated

                                     Per Share      Total
                                    ------------ ------------
Public Offering Price               $     25,000 $ 42,000,000
                                    ------------ ------------
Sales Load                          $            $
                                    ------------ ------------
Proceeds to Fund (before expenses)  $            $
                                    ============ ============

 The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the New MuniPreferred shares are first issued.

                                  ----------

 The underwriters are offering the shares of the New MuniPreferred subject to various conditions. It is expected that the shares of New MuniPreferred will be delivered to the underwriters through the facilities of The Depository Trust
Company on or about         , 1999.

                                  ----------

Salomon Smith Barney
       A.G. Edwards & Sons, Inc.
              BT Alex. Brown
                     Goldman, Sachs & Co.
                             John Nuveen & Co. Incorporated

                                    PaineWebber Incorporated
                                            Prudential Securities

   You should rely only on the information contained in this Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                               Prospectus Summary

   The following information is a summary of more detailed information included in Parts A and B of this Prospectus and the Fund's Statement of Additional Information.

The Fund and its Adviser

   Nuveen California Select Quality Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. Nuveen Advisory Corp. ("Nuveen Advisory") is the Fund's investment adviser. Nuveen Advisory is responsible for the selection and on-going monitoring of the Fund's investment portfolio. As of March 31, 1999 the Fund had 22,730,529 shares of common stock outstanding, and 6,000 MuniPreferred shares outstanding.

The Offering

   The Fund is offering 1,680 shares of New MuniPreferred. The purchase price for this series is $25,000 per share.

Investment Objectives

   The Fund's primary investment objective is current income exempt from regular Federal income tax and California personal income tax, consistent with the Fund's investment policies. The Fund's secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal bonds that, in the opinion of Nuveen Advisory, are underrated or undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in California tax-exempt municipal bonds rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("Standard & Poor's"), except that the Fund may invest up to 20% of its assets in unrated California municipal bonds that, in Nuveen Advisory's opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds rated Baa or BBB or better. There is no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

Risk Factors

   Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. See "Risk Factors" at Page B-5 of this Prospectus. The primary risks of investing in MuniPreferred shares are: if an auction fails you may not be able to sell some or all of your shares; because of the nature of the market for MuniPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising; a rating agency could downgrade MuniPreferred shares, which could affect liquidity; the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares under certain circumstances; and in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends. In addition, because the Fund invests substantially all of its assets in California municipal bonds, the Fund is susceptible to political, economic or regulatory factors affecting California state and governmental bodies in California. See "Factors Pertaining to California."

Trading Market

   MuniPreferred shares are not listed on an exchange. Instead, you may buy or sell MuniPreferred shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MuniPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. See "The Auction--Secondary Market" at Page B-25 of this Prospectus. New MuniPreferred will trade at auction starting in the week following this offering.

   The first auction date for New MuniPreferred will be Wednesday,   , 1999,
the business day before the dividend payment date for the initial rate period for New MuniPreferred. The auction date for New MuniPreferred shares normally will be a Wednesday, and the start date for subsequent rate periods normally will be the following business day, typically a Thursday, unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

Dividends and Rate Periods

   The dividend rate for the initial rate period on the shares offered in this Prospectus will be %. For subsequent rate periods, New MuniPreferred shares will pay dividends based on a rate set at these auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum Rate. See "Description of MuniPreferred--Dividends and Rate Periods--Maximum Rate" at Page B-12 of this Prospectus.

   Dividends on New MuniPreferred shares will accumulate at the initial rate
beginning on Friday,       , 1999. Dividends will be paid on shares of New
MuniPreferred on Thursday,        and normally thereafter on each Thursday. If
the Thursday on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls before that Thursday.

   The initial rate period will be six days. Subsequent rate periods generally will be seven days. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. See "Description of MuniPreferred--Dividends and Rate Periods--Designation of Special Rate Periods" at Page B-12 of this Prospectus.

Taxation

   Because under normal circumstances the Fund will invest substantially all of its assets in municipal bonds that pay interest exempt from regular Federal income tax, as well as California personal income tax, the income you receive will be similarly exempt. All or a portion of the income from these bonds will be subject to the Federal alternative minimum tax, so MuniPreferred shares may not be a suitable investment if you are subject to this tax. Taxable income or gain earned by the Fund will be allocated proportionately to holders of MuniPreferred shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified MuniPreferred dividends may be subject to income tax on income or gains attributed to the Fund. The Fund intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income to be paid for the period relating to that auction. For longer rate periods, the Fund may notify shareholders. Under certain circumstances, the Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income. See "Tax Matters" at Page B-25 of this Prospectus.

Ratings

   Shares of each series of MuniPreferred are issued with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Corporation ("Standard & Poor's"). Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines--Rating Agencies" at Page B-15 of this Prospectus. Redemption

   Although the Fund does not ordinarily redeem MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem MuniPreferred shares under certain conditions. See "Description of MuniPreferred--Redemption" and "Description of MuniPreferred--

Asset Maintenance and Rating Agency Guidelines--Rating Agencies" at Pages B-14 and B-15 of this Prospectus.

Liquidation Preference

   The liquidation preference of New MuniPreferred shares will be $25,000 per share plus any accumulated, unpaid dividends.

                              FINANCIAL HIGHLIGHTS

   The table below shows financial information for the Fund, expressed in terms of one share outstanding throughout the period. The information in the table is covered by the report of Ernst & Young LLP except where noted. The report is contained in the Statement of Additional Information and is available from the Fund.

                                                             Year Ended 8/31
                           ---------------------------------------------------------------------------------------------
                              1999+       1998      1997      1996      1995      1994       1993     1992++    1991+++
                           -----------  --------  --------  --------  --------  --------   --------  --------   --------
                           (Unaudited)
 Net asset value
  beginning of period....   $  16.02    $  15.65  $  15.19  $  15.23  $  14.96  $  16.44   $  14.93  $  14.41   $  14.05
                            --------    --------  --------  --------  --------  --------   --------  --------   --------
 Operating performance:
 Net investment income...        .57        1.16      1.19      1.19      1.21      1.21       1.24      1.04        .34
 Net realized &
  unrealized gain (loss)
  from investments.......       (.05)        .41       .52       .09       .35     (1.43)      1.57       .49        .45
                            --------    --------  --------  --------  --------  --------   --------  --------   --------
 Total from investment
  operations.............        .52        1.57      1.71      1.28      1.56      (.22)      2.81      1.53        .79
                            --------    --------  --------  --------  --------  --------   --------  --------   --------
 Dividends from net
  investment income:
 To Common shareholders..       (.47)       (.97)     (.98)     (.98)     (.99)    (1.05)     (1.06)     (.82)      (.24)
 To Preferred
  shareholders#..........       (.08)       (.21)     (.20)     (.21)     (.25)     (.18)      (.19)     (.19)      (.03)
 Distributions from
  capital gains:
 To Common shareholders..       (.11)       (.02)     (.06)     (.10)     (.04)     (.03)      (.04)       --         --
 To Preferred
  shareholders#..........       (.02)         --      (.01)     (.03)     (.01)       --       (.01)       --         --
                            --------    --------  --------  --------  --------  --------   --------  --------   --------
    Total distributions..       (.68)      (1.20)    (1.25)    (1.32)    (1.29)    (1.26)     (1.30)    (1.01)      (.27)
                            --------    --------  --------  --------  --------  --------   --------  --------   --------
 Organization and
  offering costs and
  Preferred share
  underwriting discounts.         --          --        --        --        --        --         --        --       (.16)
                            --------    --------  --------  --------  --------  --------   --------  --------   --------
 Net asset value end of
  period.................   $  15.86    $  16.02  $  15.65  $  15.19  $  15.23  $  14.96   $  16.44  $  14.93   $  14.41
                            ========    ========  ========  ========  ========  ========   ========  ========   ========
 Per Common share market
  value end of period....   $16.6875    $16.7500  $16.4375  $15.5000  $14.3750  $14.4380   $16.7500  $15.1250   $15.0000
 Total investment return
  on market value**......       3.10%       8.11%    13.22%    15.73%     7.14%    (7.60)%    18.89%     6.53       1.62
 Total return on net
  asset value**..........       2.66%       8.93%    10.17%     6.95%     9.22%    (2.52)%    18.24%     9.54       4.31
 Ratios/Supplemental
  data:
 Net assets end of
  period (in thousands)..   $510,251    $512,671  $502,648  $490,214  $489,967  $483,986   $515,938  $480,490   $467,392
 Ratio of expenses to
  average net assets
  applicable to common
  shares##...............       1.10%*      1.11%     1.12%     1.13%     1.16%     1.16%      1.20%     1.16%*      .79%*
 Ratio of net investment
  income to average net
  assets applicable to
  common shares##........       7.18%*      7.35%     7.68%     7.73%     8.25%     7.76%      8.00%     8.45%*     5.38%*
 Ratio of expenses to
  average total net
  assets including
  preferred##............        .78%*       .78%      .78%      .79%      .80%      .81%       .84%      .79%*      .75%*
 Ratio of net investment
  income to average
  total net assets
  including preferred##..       5.08%*      5.18%     5.36%     5.38%     5.66%     5.43%      5.57%     5.78%*     5.13%*
 Portfolio turnover
  rate...................          3%         17%        5%       13%       12%       15%         9%       14%         3%

--------

*  Annualized.

** Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return on net asset value is the combination of reinvested dividend income, reinvested capital gains, if any, and changes in net asset value per share. Total returns are not annualized.

#  The amounts shown are based on Common share equivalents.

## Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

+For the six months ended February 28, 1999.

++For the 10 months ended August 31, 1992.

+++For the period May 22, 1991 to October 31, 1991.

                                   THE FUND

   The Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Minnesota corporation on April 3, 1991, and may issue up to 1 million shares of MuniPreferred and up to 200 million shares of common stock. In May and June, 1991, the Fund issued 22,000,000 shares of common stock. In September 1991, the Fund issued 3,000 shares of MuniPreferred stock (1,200 shares of Series T and 1,800 shares of Series TH). On January 6, 1994, the Fund conducted a 2-for-1 preferred stock split which was effected by dividing each outstanding share of MuniPreferred into two shares, with a liquidation preference of $25,000 per share, for an aggregate of 6,000 MuniPreferred shares. The Fund had 22,730,529 shares of common stock outstanding as of March 31, 1999. The common stock trades on the New York Stock Exchange under the symbol "NVC." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is
(800) 257-8787.

   The table below provides information on MuniPreferred shares since their issuance.

                    Amount Outstanding
   Year ended      Exclusive of Treasury Asset Coverage Involuntary Liquidating
   10/31                Securities         Per Share*    Preference Per Share
   ----------      --------------------- -------------- -----------------------
   1991+..........         3,000            $155,797            $50,000

   Year ended
   8/31
   ----------
   1992++.........         3,000            $160,163            $50,000
   1993...........         3,000            $171,979            $50,000
   1994...........         6,000            $ 80,664            $25,000
   1995...........         6,000            $ 81,661            $25,000
   1996...........         6,000            $ 81,702            $25,000
   1997...........         6,000            $ 83,775            $25,000
   1998...........         6,000            $ 85,445            $25,000
   1999+++........         6,000            $ 85,042            $25,000

--------
*Calculated by dividing net assets by the number of MuniPreferred shares outstanding.

+For the period May 22, 1991 to October 31, 1991.

++For the 10 months ended August 31, 1992.

+++For the six months ended February 28, 1999.

   The following provides information about the Fund's outstanding shares as of March 31, 1999:

                                          Amount Held by the
                                           Fund or for its
   Title of Class       Amount Authorized      Account       Amount Outstanding
   --------------       ----------------- ------------------ ------------------
   Common..............    200,000,000             0             22,730,529
   MuniPreferred.......      1,000,000             0                  6,000

                                USE OF PROCEEDS

   The Fund will use the net proceeds of the offering, about $ after payment of the sales load and offering costs, to buy municipal bonds (see "Investment Objectives and Policies--Portfolio Investments"). The Fund expects to invest almost all of the proceeds in long-term California municipal bonds within eight to ten weeks after the offering concludes, but if it cannot, it will invest in high quality short-term securities, the income on which may be exempt from both regular federal and California personal income taxes; or in high quality California municipal bonds with relatively low volatility, such as pre-refunded and intermediate-term securities, if these securities are available. In the unlikely event that the Fund cannot find suitable short-term, tax-exempt securities, the Fund may buy short-term taxable securities. The income on these securities would be subject to California personal income taxes and regular Federal income tax.

                                CAPITALIZATION
                                  (Unaudited)

   The following table sets forth the capitalization of the Fund as of August 31, 1998, February 28, 1999 and as adjusted, as of February 28, 1999 to give effect to the issuance of the shares of New MuniPreferred offered hereby.

                                            Actual       Actual    As Adjusted
                                          August 31,  February 28, February 28,
                                             1998         1999         1999
                                         ------------ ------------ ------------
Shareholders' Equity:
 Preferred Stock, $25,000 stated value
  per share, at liquidation value;
  1,000,000 shares authorized (6,000,
  6,000 and 7,680 shares issued, as
  adjusted, respectively)............... $150,000,000 $150,000,000 $192,000,000
 Common Stock, $.01 par value per share;
  200,000,000 shares authorized,
  22,643,989, 22,718,352 and 22,718,352
  shares outstanding, respectively*.....      226,440      227,184      227,184
 Paid-in surplus........................  315,503,967  316,757,810  316,218,134
 Balance of undistributed net investment
  income................................      325,742      767,879      767,879
 Accumulated net realized gain (loss)
  from investment transactions..........    2,947,641       33,063       33,063
 Net unrealized appreciation of
  investments...........................   43,666,892   42,465,292   42,465,292
                                         ------------ ------------ ------------
    Net Assets.......................... $512,670,682 $510,251,228 $551,711,552
                                         ============ ============ ============

--------

*None of these outstanding shares are held by or for the account of the Funds.

                      INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

   The Fund's primary investment objective is current income exempt from both regular Federal and California personal income taxes, consistent with the Fund's investment policies The Fund's secondary investment objective is to enhance portfolio value relative to the California municipal bond market through investments in tax-exempt California municipal bonds which, in Nuveen Advisory's opinion, are underrated or undervalued or that represent municipal market sectors that are undervalued.

   The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in tax-exempt California municipal bonds rated at the time of purchase within the four highest grades (Baa or BBB or better by Moody's or Standard and Poor's, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory's opinion, are underrated or undervalued and have credit characteristics equivalent to, and are of comparable quality to, municipal bonds rated Baa or BBB or better. The Fund will not invest in any rated California municipal bonds that are rated lower than Baa by Moody's or BBB by Standard & Poor's at the time of purchase. Municipal bonds rated Baa or BBB or better are considered "investment grade" securities. Bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and in fact have speculative characteristics as well, while municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. See Appendix A to the Statement of Additional Information for a description of securities ratings.

   California municipal bonds are those municipal bonds that, in the opinion of bond counsel to the issuer (or on the basis of other authority Nuveen Advisory believes to be reliable), are exempt from regular federal income taxes as well as California personal income taxes. The Funds will invest primarily in California municipal bonds that are issued by the state of California and cities and local authorities in California, but the Fund also may invest no more than 10% of its assets in municipal bonds issued by U.S. possessions or territories, the income on which is exempt from regular federal income tax as well as California personal income taxes. These U.S. possessions or territories bonds are considered to be California municipal bonds.

   Underrated municipal bonds are those municipal bonds whose ratings do not, in Nuveen Advisory's opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal bonds are those bonds that, in Nuveen Advisory's opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). Nuveen Advisory may buy such a bond even if the value of that bond is consistent with the value of other bonds in that sector. Municipal bonds also may be undervalued because there has been a general decline in the market price of municipal bonds for reasons that do not apply to the particular municipal bonds that Nuveen Advisory considers undervalued. Nuveen Advisory believes that the prices of these municipal bonds should ultimately reflect their true value. Therefore, the Fund's secondary investment objective of enhancing portfolio value relative to the municipal bond market refers to the Fund's objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Capital appreciation, alone, is not an investment objective. Rather, the Fund seeks to enhance portfolio value relative to the municipal bond market by prudently selecting municipal bonds, regardless of whether the market is rising or declining.

Portfolio Investments

   Except to the extent that the Fund buys temporary investments as described in Part B, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt California municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or Standard and Poor's, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory's opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated. These policies and the Fund's investment objectives are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting separately. For this purpose, "a majority of the outstanding shares" means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

   The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

Factors Pertaining to California

   The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. Additional information regarding the factors affecting the financial situation in California may be found in the Statement of Additional Information. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Because the Fund primarily purchases municipal bonds from California, shareholders may be exposed to additional risks. In particular, the performance of the Fund is susceptible to various statutory, political and economic factors unique to California. Some of these factors, including the State budget process, the State's economy, and voter initiatives, may weaken or jeopardize the ability of California municipal bond issuers to pay principal or interest on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. For more information, see the Statement of Additional Information.

   During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

   California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1996 and 1.6% in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

   Total personal income in the State, at an estimated $846 billion in 1997, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

   From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The Asian economic crisis beginning in mid-1997 has significantly reduced exports to that region, although this has been offset by increased exports to Latin America and other areas. Overall, the Asian crisis has had a moderate dampening effect on the State's economy, but the economy is still expected to match or outpace the nation in 1999. Any delay or reversal of the recovery may create new shortfalls in State revenues.

                                 UNDERWRITING

   Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of New MuniPreferred shares set forth opposite the name of such underwriter.

      Name                                                      Number of Shares
      ----                                                      ----------------
      Salomon Smith Barney Inc. ...............................
      A.G. Edwards & Sons, Inc. ...............................
      BT Alex. Brown Incorporated..............................
      Goldman, Sachs & Co. ....................................
      John Nuveen & Co. Incorporated...........................
      PaineWebber Incorporated.................................
      Prudential Securities Incorporated.......................
                                                                     -----
          Total................................................      1,680
                                                                     =====

   The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the New MuniPreferred shares if they purchase any of the shares.

   The underwriters, for whom Salomon Smith Barney Inc. is acting as representative, propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a
concession not in excess of $     per share. The sales load the Fund will pay
of $     per share is equal to   % of the initial offering price. The
underwriters may allow, and such dealers may reallow, a concession not in
excess of $     per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any New MuniPreferred shares purchased in
the initial public offering on or before             , 1999.

   The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. John Nuveen & Co. Incorporated may engage in these transactions only in compliance with the 1940 Act.

   The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers as set forth under "The Auction."

   John Nuveen & Co. Incorporated, one of the underwriters, is the parent company of Nuveen Advisory.

   The Fund and Nuveen Advisory have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

                                LEGAL OPINIONS

   Morgan, Lewis & Bockius LLP, Washington, D.C., will pass on certain legal matters for the Fund, and Simpson Thacher & Bartlett will pass on certain legal matters for the underwriters. Morgan, Lewis & Bockius LLP and Simpson Thacher & Bartlett will rely as to certain matters under Minnesota law on the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota and as to certain matters of California law on Orrick, Herrington & Sutcliffe LLP, San Francisco, California.

                                    EXPERTS

   The financial statements of the Fund at August 31, 1998 and the selected per share data and ratios set forth under the caption "Financial Highlights" for the period 1991 to August 31, 1998, appearing in Part A of this Prospectus, have been audited by Ernst & Young LLP, Sears Tower, 223 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth on their report appearing elsewhere in this Registration Statement, and are included in reliance upon that report given upon Ernst & Young's authority as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

NUVEEN
EXCHANGE-TRADED FUNDS

MuniPreferred(R) Shares

Prospectus Part B

   The Prospectus offering MuniPreferred shares for a Nuveen closed-end fund (each, a "Fund") is divided into two parts. Part A of the Prospectus relates exclusively to a particular closed-end fund and provides specific information about the Fund's portfolio, investment objectives, and financial highlights. Part B of the Prospectus provides a more general description of the municipal bonds in which each Fund invests and related risks, and more general information about MuniPreferred shares, including the auction at which MuniPreferred shares are traded, dividends and rate periods, tax status, and voting rights. You should read both parts of the Prospectus and retain them for future reference. Except as provided in Part A or this Part B, the information contained in this Part B will apply to each Fund.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(R)Registered Trademark of John Nuveen & Co. Incorporated

Municipal Bonds

   States, local governments and municipalities issue municipal bonds to raise money for public purposes such as building public facilities, refinancing outstanding obligations, and financing internal operating expenses. Municipal bonds are generally either general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, or revenue bonds, which may be repaid only from the revenues of a specific facility or source. Each Fund also may buy municipal bonds that represent interests in lease obligations. These bonds carry special risks because the issuer may not be required to appropriate money annually to make payments under the lease. To reduce this risk, a Fund will only buy these bonds where the issuer has a strong incentive to continue making appropriations until the municipal bond matures. The Funds do not have any limits on investing in lease obligations that do not contain a "nonappropriation" clause. A Fund may invest no more than 10% of its net assets in municipal bonds issued by U.S. possessions or territories, which pay interest exempt from regular Federal income tax.

   Each Fund may buy municipal bonds that pay a variable or floating rate of interest that changes with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. As used in this Prospectus, the term "municipal bonds" includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Funds, however, intend to emphasize investments in municipal bonds with long- or intermediate-term maturities.

   Yields on municipal bonds depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal bond. Moody's and Standard & Poor's ratings represent their opinions of the quality of a particular municipal bond, but these ratings are general and are not absolute quality standards. Therefore, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds with the same maturity and coupon and different ratings may have the same yield. The market value of municipal bonds will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

   Obligations of municipal bond issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future Federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal bond issuer to pay interest and/or principal when due.

Portfolio Investments

   Each Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, a Fund's portfolio may include long-term and intermediate-term municipal bonds. If the long-term municipal bond market is unstable, a Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal bonds that may either be tax-exempt or taxable. Each Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. Each Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody's or Standard & Poor's, and that mature within one year from the date of issuance. The Funds' policies on securities ratings only apply when the Fund buys a security, and a Fund is not required to sell securities that have been downgraded. See Appendix A to the Statement of Additional Information for a description of securities ratings. Each Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each Fund is required to allocate taxable income on temporary investments, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year.

Insured Funds: Municipal Bond Insurance

   The following discussion relates only to the following Funds: Nuveen Insured Quality Municipal Fund, Inc.; Nuveen Insured Municipal Opportunity Fund, Inc.; Nuveen Premier Insured Municipal Income Fund, Inc.; Nuveen New York Investment Quality Municipal Fund, Inc.; Nuveen New York Select Quality Municipal Fund, Inc.; Nuveen New York Quality Income Municipal Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2.

   Each insured municipal bond a Fund acquires will be covered by a specific insurance policy (either original issue insurance or secondary market insurance) or portfolio insurance. While each Fund has obtained several policies of portfolio insurance, a Fund may emphasize investments in municipal bonds insured under specific insurance policies. Each Fund has obtained portfolio insurance from the insurers described in Appendix C to the Statement of Additional Information and may in the future obtain portfolio insurance from other insurers. In any event, each Fund has obtained and in the future will only obtain portfolio insurance issued by insurers whose claims-paying ability Moody's rates "Aaa" or Standard & Poor's rates "AAA." There is no limit on the percentage of a Fund's assets that may be invested in municipal bonds insured by any one insurer.

   Municipal bonds covered by a specific insurance policy, rather than by portfolio insurance, will be rated "Aaa" by Moody's or "AAA" by Standard & Poor's, because of the rating of the insurer's claims-paying ability. Municipal bonds covered by portfolio insurance, however, will be rated based primarily on the credit characteristics of the issuer, without regard to the portfolio insurance, and generally will be rated below "Aaa" or "AAA." While a Fund holds a municipal bond covered by portfolio insurance, it will, effectively, be of the same credit quality as a municipal bond covered by a specific insurance policy.

   Each Fund's policy of buying municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only when the Fund buys the municipal bond. If either rating agency downgrades an insurer's claims-paying ability, the Fund is not required to sell bonds covered by that insurer's policies. If a rating agency downgrades its rating of an insurer, it likely would downgrade its rating of a municipal bond covered by that insurer's original issuance insurance or secondary market insurance. Municipal bonds in the Fund's portfolio covered by that insurer's portfolio insurance also would be downgraded. Moody's and Standard & Poor's continually assess the claims-paying ability of insurers and the creditworthiness of municipal bond issuers, and the Fund cannot guarantee that Moody's and Standard & Poor's will not downgrade their ratings. The value of municipal bonds covered by portfolio insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the portfolio insurance.

   Original Issue Insurance. The issuer of municipal bonds or a third party buys original issue insurance for a particular issue of municipal bonds at the time the municipal bonds are issued. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest when and as these payments become due if the issuer does not pay them. However, if the due date of the principal is accelerated because of mandatory or optional redemption (other than acceleration because of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as principal payments would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts the holders receive from any trustee for the municipal bonds issuer or from any other source. Original issue insurance does not guarantee the payment of any redemption premium (except for certain premium payments for certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares or the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original issue insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

   Original issue insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, original issue insurance may be considered to represent an element of market value of the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

   Secondary Market Insurance. After a municipal bond is issued, the Fund or a third party may purchase insurance on that security. Secondary market insurance generally provides the same type of coverage as original issue insurance and, as with original issue insurance, secondary market insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

   One of the purposes of acquiring secondary market insurance for a particular municipal bond is to enable the Fund to enhance the value of the security. The Fund, for example, might seek to buy a particular municipal bond and obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the market value of the security, as insured, would exceed the current value of the security without insurance plus the cost of the secondary market insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by portfolio insurance, the Fund might seek to obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the net proceeds of the Fund's sale of the security, as insured, would exceed the current value of the security plus the cost of the secondary market insurance. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

   Portfolio Insurance. Each Fund has purchased several policies of portfolio insurance, each of which would guarantee the payment of principal and interest on specified eligible municipal bonds the Fund has bought. Except as described below, portfolio insurance generally provides the same type of coverage as original issue insurance or secondary market insurance. Municipal bonds insured under one portfolio insurance policy would generally not be insured under any other policy the Fund buys. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. If a municipal bond is already covered by original issue insurance or secondary market insurance, then the security is not required to be additionally insured under any portfolio insurance policy that the Fund may buy.

   Each portfolio insurance policy will terminate for any municipal bond that has been redeemed or that the Fund has sold, on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date.

   One or more portfolio insurance policies may provide the Fund, under an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance for a municipal bond that the Fund will sell. The Fund would exercise the right to obtain permanent insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain permanent insurance for a municipal bond only if, in Nuveen Advisory's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

   The permanent insurance premium for each municipal bond is determined based upon the insurability of each security as of the date the Fund originally bought the security. This premium will not be increased or decreased for any change in the security's creditworthiness, unless the security is in default as to payment of principal or interest, or both. If this happens, the permanent insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

   Each Fund generally intends to retain any insured bonds covered by portfolio insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds defaulted municipal bonds, it may be limited in its ability to manage its investment portfolio and to purchase other bonds. Except as described above for bonds covered by portfolio insurance that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal bonds it holds.

   Because each portfolio insurance policy will terminate for a particular covered bond on the date a Fund sells that bond, the insurer will be liable only for those payments of principal and interest that are then due and owing (unless the Fund obtains permanent insurance). Portfolio insurance will not enhance the marketability of the Fund's bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because original issue insurance and secondary market insurance will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by original issue insurance or secondary market insurance that are in default or in significant risk of default.

   Each Fund generally pays the premiums for a portfolio insurance policy monthly, and premiums are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums the Fund pays which, in turn, will depend upon the characteristics of the covered municipal bonds. If the Fund were to buy secondary market insurance for any municipal bond then covered by a portfolio insurance policy, the coverage and the obligation to pay monthly premiums under the portfolio policy would cease.

Investment Restrictions

   The following investment restrictions are fundamental policies of each Fund which may not be changed without the approval of the holders of a majority of the outstanding shares of common and MuniPreferred shares (voting together as a single class) and of the holders of a majority of the outstanding shares of MuniPreferred shares (voting as a separate class).

   Each Fund may not:

  . Invest more than 25% of its total assets in securities of issuers in any one industry, other than municipal bonds issued by states and local governments and their instrumentalities or agencies (not including those backed only by the assets and revenues of non-governmental users), and municipal bonds issued or guaranteed by the U.S. Government or its instrumentalities or agencies; and

  . Invest more than 5% of its total assets in securities of any one issuer
    (not including securities of the U.S. Government and its agencies, or the investment of 25% of the Fund's total assets).

   See the Statement of Additional Information for additional fundamental and non-fundamental policies of each Fund.

   Moody's and Standard & Poor's, in connection with establishing and maintaining ratings on the Fund's MuniPreferred shares, restrict a Fund's ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. Each Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and a Fund may change them without shareholder approval.

   Except to the extent that a Fund invests in temporary investments, each Fund will invest substantially all of its assets in municipal bonds that pay interest that is exempt from regular Federal income tax. No Fund has set any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the Federal alternative minimum tax. Because a substantial part of the income from these bonds is expected to be subject to the Federal alternative minimum tax, MuniPreferred shares may not be a suitable investment for shareholders subject to this tax. Suitability will depend on a comparison of the Fund's likely after-tax yield with the likely after-tax yield from comparable tax-exempt investments not subject to the alternative minimum tax, and with fully taxable investments, in light of an investor's tax position. Special considerations apply to corporate shareholders. Dividends paid on MuniPreferred shares may include an allocated portion of net capital gain or other Federal taxable income. See "Tax Matters" and "The Auction--Auction Dates; Advance Notice of Allocation of Taxable Income."

Risk Factors

   Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MuniPreferred shares.

   Auction Risk. You may not be able to sell your MuniPreferred shares at an auction if the auction fails; that is, if there are more MuniPreferred shares offered for sale than there are buyers for those shares. The Fund believes this event is unlikely. Also, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of MuniPreferred" and "The Auction--Summary of Auction Procedures" and "-- Acceptance or Rejection of Orders and Allocation of Shares."

   Secondary Market Risk. If you try to sell your MuniPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for MuniPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. MuniPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your MuniPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rates.

   Ratings and Asset Coverage Risk. While Moody's and Standard & Poor's assign ratings of "Aaa" or "AAA" to MuniPreferred shares (except for MuniPreferred shares of the Nuveen Michigan Quality Income Municipal Fund, Inc., which are assigned ratings of Aa1 and AAA), the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades MuniPreferred shares, the Fund will alter its portfolio or redeem MuniPreferred shares. The Fund may voluntarily redeem MuniPreferred shares under certain circumstances. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

   Interest Rate Risk. The Fund issues MuniPreferred shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. So long as the return on the Fund's long-term bond portfolio, net of Fund expenses, exceeds MuniPreferred dividend rates, the investment of the proceeds of the issuance of MuniPreferred will generate more income than is needed to pay MuniPreferred dividends, and the excess will be used to pay higher dividends on common shares. Dividends paid to MuniPreferred shareholders could, however, exceed the income from the portfolio securities purchased with the proceeds from the sale of MuniPreferred. Short-term interest rates may fluctuate. If short-term rates exceed the net rate of return on the Fund's bond portfolio, the Fund could invest up to 100% of its assets in temporary, short-term instruments. Only if MuniPreferred dividend rates were to greatly exceed the Fund's net portfolio returns would the Fund need to sell municipal bonds to pay MuniPreferred dividends, which would tend to reduce the amount of the assets standing behind the MuniPreferred shares.

   Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your MuniPreferred investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MuniPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, MuniPreferred dividend rates would increase, tending to offset this risk.

   Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. If rating agencies lower their ratings of municipal bonds in a Fund's portfolio, the value of those bonds could decline, which could jeopardize the rating agencies' ratings of MuniPreferred shares. In that case, the Fund may be forced to sell downgraded portfolio securities (possibly at a loss) and buy higher-rated securities to replace them. In general, lower-rated municipal bonds are perceived to carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments. Credit risk is reduced because of the Fund's asset coverage ratio for MuniPreferred shares. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines."

   Year 2000 Risk. Nuveen Advisory relies on computer systems to manage the Fund's investments, process shareholder transactions, and maintain shareholder accounts. Because of the way computers historically have stored dates, some of these systems currently may not be able to process activity occurring in the year 2000. Nuveen Advisory is working with the Fund's service providers to adapt their systems to address this "Year 2000" issue. Although there can be no absolute assurance, Nuveen Advisory and the Fund expect that the necessary work will be completed on a timely basis. In addition, Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

   State Concentration Risk. Some of the Funds invest primarily in bonds from a single state. These Funds bear investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the Fund's investment portfolio. See Part A of the Prospectus for a discussion of the specific risks for each state.

                            MANAGEMENT OF THE FUND

Board of Directors

   Each Fund's Board of Directors is responsible for the management of the Fund, including general supervision of Nuveen Advisory's duties.

Investment Adviser and Portfolio Managers

   Nuveen Advisory was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). The offices of Nuveen Advisory and Nuveen are located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is responsible for the selection and ongoing monitoring of the bonds in each Fund's investment portfolio. Nuveen Advisory also administers each Fund's business affairs and provides office facilities, equipment and certain administrative services. Nuveen Advisory may buy municipal bonds or other portfolio investments for a Fund from an underwriting syndicate of which Nuveen or its affiliates is a member under conditions set out in Rule 10f-3 under the 1940 Act. A Fund also may buy or sell municipal bonds or other portfolio investments from or to another Fund or account managed by Nuveen Advisory or an affiliate, under conditions set out in Rule 17a-7 under the 1940 Act.

   Founded in 1898, Nuveen currently sponsors 100 investment company portfolios with approximately $39 billion of assets under management. Nuveen is a subsidiary of The John Nuveen Company, which is a majority-owned subsidiary of The St. Paul Companies.

Portfolio Managers

   Michael Davern, a Vice President and Portfolio Manager of Nuveen Advisory (since 1997), and prior thereto Vice President and Portfolio Manager of Flagship Financial Inc., manages Nuveen Michigan Quality Income Municipal Fund, Inc. (since 1993), and Nuveen Texas Quality Income Municipal Fund (since
1998). Mr. Davem manages eight Nuveen-sponsored open-end and seven other Nuveen-sponsored closed-end investment companies.

   William Fitzgerald, a Vice President (since 1995) and Portfolio Manager (since 1998) of Nuveen Advisory, manages Nuveen Municipal Market Opportunity Fund, Inc. (since 1990), Nuveen Quality Income Municipal Fund, Inc. (since
1991), Nuveen California Performance Plus Municipal Fund, Inc. (since 1991), Nuveen California Municipal Market Opportunity Fund, Inc. (since 1991), Nuveen California Investment Quality Municipal Fund, Inc. (since 1990), Nuveen California Select Quality Municipal Fund, Inc. (since 1998), and Nuveen California Quality Income Municipal Fund, Inc. (since 1991). Mr. Fitzgerald manages three Nuveen-sponsored open-end and three other Nuveen-sponsored closed-end investment companies.

   J. Thomas Futrell, a Vice President (since 1991) and Portfolio Manager of Nuveen Advisory (since 1986), manages Nuveen Premium Income Municipal Fund, Inc. (since 1988), Nuveen Investment Quality Municipal Fund, Inc. (since
1990), and Nuveen New Jersey Investment Quality Municipal Fund, Inc. (since
1998). Mr. Futrell manages five Nuveen-sponsored open-end and four other Nuveen-sponsored closed-end investment companies.

   Richard Huber, a Vice President and Portfolio Manager of Nuveen Advisory (since 1997), and prior thereto Vice President and Portfolio Manager of Flagship Financial Inc., manages Nuveen Municipal Advantage Fund, Inc. (since
1998) and Nuveen Select Quality Municipal Fund, Inc. (since 1998). Mr. Huber manages three Nuveen-sponsored open-end investment companies.

   Steven Krupa, a Vice President and Portfolio Manager of Nuveen Advisory (since 1990), manages Nuveen Insured Municipal Opportunity Fund, Inc. (since
1991), Nuveen Insured Quality Municipal Fund, Inc. (since 1991), Nuveen Premier Insured Municipal Income Fund, Inc. (since 1998), and Nuveen Insured Premium Income Municipal Fund 2 (since 1998). Mr. Krupa manages one Nuveen-sponsored open-end investment company.

   Edward Neild, a Vice President (since 1996), and prior thereto Assistant Vice President (since 1993) of Nuveen Advisory, manages Nuveen Premium Income Municipal Fund 4, Inc. (since 1993). Mr. Neild manages one other Nuveen-sponsored closed-end investment company. He is Managing Director of Nuveen Investment Advisory Services, and has overall supervisory responsibility for Nuveen's investment and management activity.

   Thomas O'Shaughnessy, an Assistant Vice President (since 1998) and Portfolio Manager of Nuveen Advisory since 1991, manages Nuveen Pennsylvania Investment Quality Municipal Fund (since 1991), Nuveen Florida Investment Quality Municipal Fund (since 1991), and Nuveen Florida Quality Income Municipal Fund (since 1991). Mr. O'Shaughnessy manages seven Nuveen-sponsored open-end and three other Nuveen-sponsored closed-end investment companies.

   Stephen Peterson, a Vice President (since 1997) and Portfolio Manager of Nuveen Advisory (since 1991), manages Nuveen Premier Municipal Income Fund, Inc. (since 1992), Nuveen Premium Income Municipal Fund 2, Inc. (since 1994), Nuveen Performance Plus Municipal Fund, Inc. (since 1998), Nuveen New York Select Quality Municipal Fund, Inc. (since 1999), Nuveen New York Quality Income Municipal Fund, Inc. (since 1999), Nuveen New York Performance Plus Municipal Fund, Inc. (since 1999), and Nuveen New York Investment Quality Municipal Fund, Inc. (since 1999). Mr. Peterson manages one Nuveen-sponsored open-end and two other Nuveen-sponsored closed-end investment companies.

   For its services, Nuveen Advisory is paid an annual management fee for each Fund, as a percentage of average daily net asset value of each Fund, according to the following schedule:

                                Management Fees

      Average Daily Net Asset Value                             Management Fee
      -----------------------------                             --------------
      For the first $125 million                                    .6500%
      For the next $125 million                                     .6375%
      For the next $250 million                                     .6250%
      For the next $500 million                                     .6125%
      For the next $1 billion                                       .6000%
      For assets over $2 billion                                    .5875%

   In addition to the management fee, each Fund pays all other costs and expenses of its operations, including fees to third-party service providers such as the custodian and transfer agent, the compensation of its directors (other than those affiliated with Nuveen Advisory), legal and accounting fees, and printing expenses.

Legal Proceedings

   On June 21, 1996, a lawsuit was filed against Nuveen, Nuveen Advisory, six Nuveen-sponsored closed-end funds (Nuveen Massachusetts Premium Income Municipal Fund (ticker symbol NMT), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Insured Premium Income Municipal Fund, Inc. (NPE), Nuveen Premium Income Municipal Fund 2, Inc. (NPM), Nuveen Insured Premium Income Municipal Fund 2 (NPX), and Nuveen Premium Income Municipal Fund 4, Inc.
(NPT)), and two of the funds' former directors (the "Defendants"). The suit, which is pending in federal district court in the Northern District of Illinois, seeks unspecified damages, an injunction, and other relief. The plaintiffs allege that the funds' directors and Nuveen Advisory breached their fiduciary duty in connection with alleged undisclosed conflicts of interest relating to the maintenance of leverage in the funds and the alleged financial interest of the Defendants. The plaintiffs also allege various misrepresentations and omissions in prospectuses and shareholder reports about the use of leverage through the issuance and auctioning of MuniPreferred and the Defendants' alleged financial interest in maintaining leverage, and relating to expense ratios. The plaintiffs filed a motion to certify a plaintiff class (which would include current and former shareholders of all Nuveen leveraged closed-end funds) and a motion to certify a defendant class (which would include the same leveraged closed-end funds). On March 30, 1999, the court entered a memorandum opinion and order granting the Defendants' motion to dismiss four of the plaintiffs' counts; denying the Defendants' motion to dismiss the remaining count (breach of fiduciary duty under Section 36(b) of the 1940 Act) as to Nuveen Advisory, and granting the same motion as to the remaining Defendants; and denying the plaintiffs' motion to certify a plaintiff class and a defendant class.

                    CERTAIN TRADING STRATEGIES OF THE FUNDS

   When-Issued or Delayed-Delivery Securities. Each Fund may buy municipal bonds on a when-issued or delayed-delivery basis, paying for and taking delivery of the bonds at a later date, normally within 15 to 45 days of the trade date. These transactions may be more risky than transactions in which a Fund pays for and takes delivery of bonds within several days of the trade date, because the value of the bond to be purchased may decline before the delivery date. When a Fund buys on a when-issued or delayed-delivery basis, it establishes a separate account with its custodian that consists at all times of cash, cash equivalents, or liquid securities having a market value at least equal to the amount of the bonds the Fund has committed to buy. A "when-issued" municipal bond will be covered under a portfolio insurance policy upon the security's settlement date. See "Insured Funds: Municipal Bond Insurance."

   Portfolio Trading and Turnover Rate. Each Fund may buy and sell municipal bonds to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. A Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. A Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. A Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. A Fund will attempt to achieve its investment objectives by prudently selecting municipal bonds with a view to holding them for investment. Each Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100%. Turnover rate will not be a limiting factor when a Fund deems it desirable to buy or sell securities, so depending on market conditions, the turnover rate may exceed 100% in some years.

                         DESCRIPTION OF MUNIPREFERRED

General

   The following is a brief description of the terms of the New MuniPreferred shares. This is not a complete description and is subject to and entirely qualified by reference to a Fund's Articles of Incorporation or Declaration of Trust and the Statement of Preferences. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund's registration statement of which this Prospectus is a part and the Statement of Preferences (the "Statement") also is Appendix B to the Fund's Statement of Additional Information. Copies may be obtained as described under "Available Information." Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Preferences.

   MuniPreferred shares are shares of preferred stock that pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. MuniPreferred shares may be bought and sold at these auctions for $25,000 per share. Shares also may trade in the secondary market. MuniPreferred shareholders, voting separately, elect at least two of a Fund's directors and will elect a majority of the Fund's directors in the unlikely event that the Fund fails to pay dividends to MuniPreferred shareholders for two years. MuniPreferred shares have a liquidation preference of $25,000 per share plus accumulated but unpaid dividends, whether or not earned or declared.

   MuniPreferred shares are fully paid and non-assessable when issued and have no preemptive, conversion, or exchange rights or rights to cumulative voting. New MuniPreferred shares will rank equally with shares of all other MuniPreferred series of a Fund, and with any other series of preferred stock of the Fund, as to payment of dividends and the distribution of the Fund's assets upon liquidation.

   As long as either Moody's or Standard & Poor's is rating MuniPreferred shares, a Fund may, without the vote of MuniPreferred shareholders, issue additional series of MuniPreferred only if (1) any additional series ranks equally with the outstanding MuniPreferred shares as to payment of dividends and distribution of assets on liquidation; and (2) the Fund obtains written confirmation from Moody's and/or Standard & Poor's that issuing additional series of MuniPreferred would not impair the rating for outstanding MuniPreferred shares.

Dividends and Rate Periods

   General. The following is a general description of dividends and rate periods. The calculation of dividends and rate periods is complex and subject to special rules. See Appendix B to the Statement of Additional Information for a description of the terms used in this section and a more detailed discussion of this topic.

   The dividend rate for the initial rate period for New MuniPreferred shares will be the rate set out on the cover of Part A of the Prospectus for a particular Fund. For subsequent rate periods, New MuniPreferred shares will pay dividends based on a rate set at these auctions, normally held weekly, but the rate set at the auction will not exceed the Maximum Rate. See "Description of MuniPreferred--Dividends and Rate Periods--Maximum Rate." Rate periods generally will be seven days, and a rate period will begin on the first business day after the auction. In most instances, dividends are also paid weekly, on the day following the end of the rate period. Each Fund, subject to certain conditions, may change the length of rate periods, designating them as "Special Rate Periods." See "Description of MuniPreferred--Dividends and Rate Periods--Designation of Special Rate Periods."

   Dividend Payments. Except as provided below, the dividend payment date will be the day after the rate period ends. If your shares normally pay dividends on Monday or Tuesday, and that day is not a business day, then your dividends will be paid on the first business day that falls after that Monday or Tuesday. If your shares normally pay dividends on Wednesday, Thursday, or Friday, and that day is not a business day, then your dividends will be paid on the first business day that falls before that Wednesday, Thursday, or Friday. See "Description of MuniPreferred--Dividends and Rate Periods-- Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

   Dividends on New MuniPreferred shares will be paid on the dividend payment date to holders of record as their names appear on a Fund's stock books, on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time, to holders of record as their names appear on the Fund's stock books, on that date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

   The Depository Trust Company, in accordance with its current procedures, is expected to credit on each dividend payment date dividends received from a Fund to the accounts of its agent members, in next-day funds. "Agent members" are Broker-Dealers or broker-dealers that are members of or participants in the Depository Trust Company who act on behalf of MuniPreferred shareholders. Agent members, in turn, are expected to distribute these dividend payments to the person for whom they are acting as agents. Each of the firms listed on the front cover of Part A of the Prospectus, however, has indicated to the Funds that it or the agent member it designates will make these dividend payments available in same-day funds, rather than next-day funds, on each dividend payment date to customers that use that Broker-Dealer or its designee as its agent member. A MuniPreferred shareholder that does not use one of the firms listed on the front cover of Part A of the Prospectus, or one of its affiliates, should contact his or her Broker-Dealer or broker-dealer to determine whether it will make dividends payments available to the shareholder in same-day or next-day funds. If a Broker-Dealer or a broker-dealer that is an agent member of the Depository Trust Company does not make dividends available to MuniPreferred shareholders in same-day funds, these shareholders will not have funds available until the next business day.

   Dividend Rate Set at Auction. MuniPreferred shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and MuniPreferred shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from

Broker-Dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy MuniPreferred shares, and determines the lowest dividend rate that will result in all of the outstanding MuniPreferred shares of that series continuing to be held. The shares in this offering will trade at auction starting in the week following this offering. See "The Auction."

   Determination of Dividend Rate. Each Fund computes the dividends per share by multiplying the dividend rate determined at the auction by the following fraction: the numerator normally is seven and the denominator is 365. If a Fund has designated a special rate period, then the numerator is the number of days in the rate period, and the denominator is 360. In either case, this rate is then multiplied against $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday. If an auction for any subsequent rate period of New MuniPreferred shares is not held for any reason other than as described below, the dividend rate on those shares will be the Maximum Rate on the auction date for that subsequent rate period.

   Each Fund may only pay dividends when and if the Fund's Board of Directors declares dividends out of monies legally available for this purpose, at the applicable rate per year for this purpose and no more (except as described under "Gross-Up Payments"), payable on the dates determined as described below. If the Fund does not pay a dividend when the Board declares it, then that dividend will be added to dividends payable on those MuniPreferred shares in the future.

   Effect of Failure to Pay Dividends in Timely Manner. If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any New MuniPreferred shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), but the Fund cures the failure and pays any late charge before 12:00 Noon on the third business day following the date the failure occurred, no auction will be held for New MuniPreferred shares for the first subsequent rate period thereafter, and the dividend rate for New MuniPreferred shares for that subsequent rate period will be the Maximum Rate on the auction date for that subsequent rate period.

   If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any New MuniPreferred shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), and the Fund does not cure the failure and pay any late charge before 12:00 Noon on the third business day next succeeding the date on which the failure occurred, no auction will be held for New MuniPreferred shares for the first subsequent rate period thereafter (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid) (the late charge is to be paid only in the event Moody's is rating the shares at the time the Fund cures the failure), and the dividend rate for shares of that series for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for that subsequent rate period (but with the prevailing rating for New MuniPreferred, for purposes of determining the Maximum Rate, being "Below ba3/BB-").

   If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any shares of New MuniPreferred during a special rate period of more than 364 rate period days, or during any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured, and the Fund does not cure the failure and pay a late charge before 12:00 Noon on the fourth business day preceding the auction date for the rate period subsequent to such rate period, no auction will be held for New MuniPreferred shares for the subsequent rate period (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge paid) (the late charge is to be paid only in the event Moody's is rating New MuniPreferred shares at the time the Fund cures the failure), and the dividend rate for New MuniPreferred shares for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for each such subsequent rate period (but with the prevailing rating for New MuniPreferred, for purposes of determining the Maximum Rate, being "Below ba3/BB-").

   A Fund cures a failure to pay dividends on shares of New MuniPreferred for any rate period if, within the respective time periods described in the Statement, the Fund pays the auction agent all accumulated and unpaid dividends on the New MuniPreferred shares.

   Designation of Special Rate Periods. Each Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. A Fund may do this if, for example, Fund management expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on common shareholders. If a Fund decides to use a special rate period, the special rate period will consist of a number of days evenly divisible by seven and not more than 1,820 days (approximately five years), subject to certain adjustments. The Funds do not currently expect to hold auctions and pay dividends less frequently than weekly in the near future, although this has happened in the past. If a Fund designates a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.

   Before a Fund designates a special rate period: (1) at least 20 and not more than 30 days before the first day of the proposed special rate period, the Fund must publish a notice of its intention to designate a special rate period in a newspaper circulated to the financial community in New York, and must mail a notice to MuniPreferred shareholders of that series of its intent to designate a special rate period; (2) the Fund must inform the auction agent by 11:00 a.m. Eastern time on the second business day before the first day of the proposed special rate period; (3) an auction must have been held in the rate period before the special rate period, and in that auction potential shareholders seeking a dividend rate equal to or lower than the dividend rate resulting from the auction entered bid orders for as many or more MuniPreferred shares than current shareholders entering sell orders submitted and current shareholders entering bid orders and seeking a dividend rate higher than the dividend rate resulting from the auction; and (4) the Fund must deposit the redemption price with the auction agent for any shares of that series it has decided to redeem.

   If a Fund has designated a special rate period of 14, 21, or 28 days, then dividends will be paid weekly on the same day of the week on which dividends are paid in a seven day rate period. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. The dividend payment date will be a business day, and the last dividend payment date for any special rate period will be the business day immediately following the last day of the special rate period. After any special rate period, the rate periods normally will be seven days, and dividends on New MuniPreferred shares will be payable, except as described below, on each succeeding regular dividend payment date, but the Fund may further designate any subsequent rate period as a special rate period.

   Maximum Rate. The dividend rate that results from an auction for New MuniPreferred shares will not be greater than the Maximum Rate, which is:

     (a) for any auction date which is not the auction date immediately prior to the first day of any proposed special rate period, the product of (i) the Reference Rate on that auction date for the next rate period of New MuniPreferred shares and (ii) the Rate Multiple on that auction date, unless New MuniPreferred shares have or had a special rate period (other than a special rate period of 28 days or fewer) and an auction at which "sufficient clearing bids" existed has not yet occurred after that special rate period for a minimum rate period (seven days) of New MuniPreferred shares, in which case the higher of.

       (A) the dividend rate on New MuniPreferred shares for the then-ending rate period, and

       (B) the product of (x) the higher of (I) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was more than 364 days, and (II) the Reference Rate on that auction date for a rate period equal in length to that special rate period of New MuniPreferred shares, if that special rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to that special rate period, if that special rate period was more than 364 days and (y) the Rate Multiple on that auction date; or

     (b) for any auction date that is the auction date immediately prior to the first day of any proposed special rate period, the product of (i) the highest of (x) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was more than 364 days, (y) the Reference Rate on that auction date for the special rate period for which the auction is being held if that special rate period is 364 days or fewer or the Treasury Note Rate on that auction date for the special rate period for which the auction is being held if that special rate period is more than 364 days, and (z) the Reference Rate on that auction date for minimum rate periods and (ii) the Rate Multiple on that auction date.

   The "Reference Rate" is, for a seven-day rate period or a special rate period of 28 days or less, the higher of the taxable equivalent of the short-term municipal bond rate and the "AA" Composite Commercial Paper Rate; for a special rate period of more than 28 but less than 183 days, the "AA" Composite Commercial Paper Rate; and for a special rate period of more than 182 but less than 365 days, the Treasury Bill Rate.

   The "AA" Composite Commercial Paper Rate, Treasury Note Rate, and Treasury Bill Rate will be the rates announced on the auction date for the business day immediately before the auction date. See Appendix B to the Statement of Additional Information for a definition of these rates and the taxable equivalent of the short-term municipal bond rate. The "Rate Multiple" will be a percentage, determined as set out below, based on the prevailing rating of MuniPreferred shares of that series in effect at the close of business on the business day immediately before the auction date. See Page B-A-5 of Appendix B to the Statement of Additional Information for a description of "prevailing rating."

      Prevailing MuniPreferred Rating                                 Percentage
      -------------------------------                                 ----------
      aa3/AA- or higher..............................................    110%
      a3/A-..........................................................    125%
      baa3/BBB-......................................................    150%
      ba3/BB-........................................................    200%
      Below ba3/BB-..................................................    250%

   If a Fund has notified the auction agent that it intends to allocate Federal taxable income to MuniPreferred shares before the auction establishing the dividend rate for those shares, the applicable percentage in the table above will be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater (or if the Fund is a state Fund, the maximum marginal combined Federal, state and local individual or corporate income tax rate (taking into account the Federal income tax deductibility of state and local taxes paid or incurred)). If only one rating agency is rating MuniPreferred shares, that agency's rating will be the prevailing rating.

   Restrictions on Dividends and Other Distributions. When a Fund has any MuniPreferred shares outstanding, the Fund may not pay any dividend or distribution (other than a stock dividend) to shareholders of its common stock unless (1) it has paid all cumulative dividends on MuniPreferred shares; (2) it has redeemed any MuniPreferred shares that it has called for mandatory redemption, and (3) after paying the dividend, the Fund meets Moody's and Standard & Poor's asset coverage requirements for "Aaa" and "AAA" ratings, respectively (or Aa1 and AAA, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.) and 1940 Act asset coverage requirements.

   Gross-Up Payments. If a Fund allocates net capital gain or other taxable income on a dividend on MuniPreferred shares for a rate period of 28 days or less, the Fund usually will inform the auction agent of this fact before the next auction. The auction agent will notify Broker-Dealers, who in turn are expected to notify MuniPreferred shareholders and potential MuniPreferred shareholders. If the Fund does not inform the auction agent that the dividend will include net capital gain or other taxable income before the next auction, and the allocation is made retroactively solely as a result of the redemption of some or all of the MuniPreferred shares or the liquidation of the Fund, the Fund will, before the end of the calendar year in which the dividend was paid, send a "gross-up" payment to MuniPreferred shareholders.

   If a Fund allocates net capital gains or other taxable income~ on a dividend on MuniPreferred shares for a rate period of more than 28 days, the Fund will send a "gross-up" payment to MuniPreferred shareholders before the end of the calendar year in which the dividend was paid. A "gross-up" payment is the amount of money that, giving effect to the taxable portion of a dividend, would cause a shareholder's Federal after-tax return (taking into account both the taxable portion of the dividend and the gross-up payment) to be equal to the after-tax return the shareholder would have received if no such taxable allocation had occurred. For state funds, the gross-up payment will take into account what the shareholder's Federal, state and local after-tax return would have been (taking into account the Federal income tax deductibility of state and local taxes paid or incurred). When the Fund calculates the gross-up payment, it does not take into account the time value of money, and it assumes that you are in the highest applicable federal, state and local tax bracket and that you are not subject to the federal alternative minimum tax. See "Tax Matters" in the Statement of Additional Information for additional details.

   The Funds have received an opinion of counsel to the effect that the manner in which the Funds intends to allocate items of tax-exempt income, net capital gain and other taxable income, if any, between common shares and MuniPreferred shares will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the Internal Revenue Service or the courts. The Funds are not required to make gross-up payments for any net capital gain or other taxable income the Internal Revenue Service ("IRS") determines is allocable in a manner different from the manner in which the Funds allocated those gains or income. See "Tax Matters" in the Statement of Additional Information.

Redemption

   You do not have the right to redeem your MuniPreferred shares. A Fund will be required to redeem your shares in certain circumstances, and has the right to redeem your MuniPreferred shares under certain conditions.

   Mandatory Redemption. Each Fund is required under the 1940 Act to maintain a ratio of total assets to MuniPreferred shares of at least two to one (200% asset coverage). Essentially, for every two dollars of Fund assets, a Fund can issue one dollar of MuniPreferred shares (measured by liquidation preference). Each Fund's Articles of Incorporation or Declaration of Trust require it to redeem MuniPreferred shares if it does not maintain this two to one ratio. After the offering, each Fund expects that its asset coverage will be approximately 285%. Each Fund also must redeem MuniPreferred shares if it fails to maintain the rating agencies' MuniPreferred Basic Maintenance Amount. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines --Rating Agencies." The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. A Fund will redeem only the amount of MuniPreferred shares necessary to comply with the 1940 Act restrictions, the rating agencies' requirements, or both.

   Optional Redemption. Each Fund may, but is not required to, redeem MuniPreferred shares under certain conditions. The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. A Fund may redeem MuniPreferred shares in whole or in part, on the second business day before any dividend payment date for shares of that series, out of funds legally available, at the redemption price, but
(1) the Fund may not redeem shares in part if after the partial redemption there are fewer than 500 shares of that series outstanding; and (2) the notice establishing a special rate period of shares of that series may provide that shares of that series may not be redeemable during all or a part of the special rate period, or shall be redeemable only upon payment of specified redemption premiums. The Fund also may redeem shares as a whole but not in part, out of funds legally available, on the first day after any dividend period included in a special rate period of more than 364 days if, on the date the dividend rate was determined for shares of that series for the special rate period, the dividend rate equaled or exceeded the yield on the most recently auctioned U.S. Treasury note with a remaining maturity closest to the same special rate period.

   Notice of Redemption. Notice of redemption will be made by mailing a notice to each shareholder of any series to be redeemed, at least 20 but not more than 45 days before the redemption date, at the address as it appears in a Fund's stock books. The notice will state (1) the redemption date; (2) the number of shares of each MuniPreferred series to be redeemed; (3) the CUSIP number for that series; (4) the redemption price; (5) that the dividends on shares to be redeemed will cease to accumulate on the redemption date; and (6) the provisions of the Statement of Preferences under which the redemption is made. If the Fund intends to redeem fewer than all of the shares of a series, the notice will state the number of shares to be redeemed from the shareholder.

   Other Redemption Procedures. If a Fund mails a notice of redemption, but does not redeem shares because there are no legally available monies for this purpose, the Fund will redeem shares as soon as practicable when monies are legally available. The Fund will be deemed to have failed to redeem shares at any time after a redemption date when the Fund has failed, for any reason, to deposit the redemption price for those shares with the auction agent. Even if the Fund has failed to redeem shares for which a notice has been mailed, dividends on MuniPreferred shares may be declared and paid on all shares of MuniPreferred, including those shares for which a notice of redemption has been mailed.

   When the Fund has mailed a notice of redemption and deposited monies sufficient to redeem those shares with the auction agent, dividends on those shares will cease to accumulate and the shares will no longer be deemed to be outstanding for any purpose. All rights of the holders of these shares will cease except for the right to receive the redemption price, but without any interest or other payments, except as provided under "Description of MuniPreferred--Dividends and Rate Periods--Gross-Up Payments." The Fund is entitled to receive from the auction agent, promptly after the redemption date, any monies deposited in excess of the redemption price of the shares called for redemption, and all other amounts to which MuniPreferred shares called for redemption may be entitled. Any deposited funds that are unclaimed after 90 days from the redemption date will, if permitted by law, be repaid to the Fund. After this time MuniPreferred shareholders whose shares were called for redemption may look only to the Fund for payment of the redemption price and all other amounts to which they may be entitled. The Fund may receive, after the redemption date, any interest on the funds deposited with the auction agent.

   If any dividends on MuniPreferred shares of a series are in arrears, a Fund may not redeem any MuniPreferred shares of that series unless it redeems all outstanding shares of that series simultaneously, and the Fund may not buy or acquire any MuniPreferred shares of that series. This will not prevent the Fund from buying or acquiring all of the outstanding shares of that MuniPreferred series through the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, all holders of outstanding shares of that series of MuniPreferred.

Liquidation

   If a Fund is liquidated, MuniPreferred shareholders will receive $25,000 per share, plus all dividends that have been declared but not paid, and any gross-up payments (see "Description of MuniPreferred--Dividends and Rate Periods--Gross-Up Payments"), subject to the rights of holders of shares ranking equally with MuniPreferred shares as to distribution of assets on liquidation. MuniPreferred shareholders will receive these payments before any common shareholders receive any payments or distributions. After MuniPreferred shareholders have been paid, they will not have the right to receive any remaining assets of the Fund. The Fund will not be considered "liquidated" if it sells all or substantially all of its property, or merges or consolidates with or into any other corporation.

Asset Maintenance and Rating Agency Guidelines

   1940 Act. The 1940 Act requires each Fund to maintain, immediately after the issuance of New MuniPreferred, asset coverage of at least 200% for senior securities that are stock, including MuniPreferred shares. Each Fund's Articles of Incorporation or Declaration of Trust require the Fund to maintain, as of the last business day of each month in which any MuniPreferred shares are outstanding, asset coverage of at least 200% for MuniPreferred shares (or other asset coverage that the 1940 Act may require in the future). If a Fund fails to maintain this asset coverage, and the Fund does not cure this failure as of the last business day of the following month, the Articles of Incorporation or Declaration of Trust require the Fund under certain circumstances to redeem MuniPreferred shares. See "Description of MuniPreferred--Redemption." Based on the composition of each Fund's portfolio and market conditions as of the date of the offering, assuming the issuance of all shares of New MuniPreferred for each Fund, and taking into account the deduction of offering costs and sales loads, the asset coverage for each Fund's MuniPreferred shares would have been approximately 285%.

   Rating Agencies. So long as a Fund has MuniPreferred shares outstanding, the Fund is required to maintain ratings for MuniPreferred shares of "Aaa" from Moody's or "AAA" from Standard & Poor's (Aa1 or AAA, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.). These ratings reflect the rating agencies' opinion of the creditworthiness of MuniPreferred shares. The Fund will pay fees to Moody's and/or Standard & Poor's for these ratings. A preferred stock rating is a rating agency's assessment of the issuer's capacity and willingness to pay preferred share obligations. MuniPreferred ratings are not recommendations to buy, hold, or sell MuniPreferred shares, because they do not comment on market price or suitability for a particular investor. Ratings agency guidelines do not address the likelihood that a shareholder will be able to sell its shares at an auction or otherwise. The ratings are based on current information the Fund and Nuveen Advisory furnish to the rating agencies, and on information obtained from other sources. The rating agencies may change, suspend, or withdraw their ratings because of changes in, or the unavailability of, this information. No rating agency has rated the Fund's common stock.

   Moody's and Standard & Poor's have developed guidelines the Funds must follow to maintain these ratings. The guidelines are designed to ensure that portfolio securities underlying MuniPreferred shares will be sufficiently varied, and of sufficient quality and amount, to justify the assigned ratings. While the guidelines do not have the force of law, each Fund has adopted them to obtain the rating agencies' ratings on MuniPreferred shares. The guidelines supplement and in some cases are more restrictive than the 1940 Act's requirements for closed-end funds that issue preferred stock. A Fund may, but is not required to, adopt any modifications to these guidelines that Moody's or Standard & Poor's may later establish. If a Fund fails to adopt these modifications, however, the rating agencies may change or withdraw their ratings. In any event, the rating agencies may at any time change or withdraw their ratings. Because each Fund's Articles of Incorporation or Declaration of Trust require it to maintain "Aaa" (from Moody's) or "AAA" (from Standard & Poor's) ratings on MuniPreferred shares (Aa1 or AAA, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.), each Fund would be required to take action if the rating agencies lowered or withdrew their ratings. See "Description of MuniPreferred--Redemption." A Fund's Board of Directors may, without shareholder approval, change certain definitions or restrictions that the Fund has adopted in connection with the rating agency guidelines, but only if Moody's or Standard & Poor's has confirmed to the Fund or the Board in writing that any change would not impair their ratings of MuniPreferred shares.

   The rating agencies also limit some of each Fund's activities. So long as a rating agency is rating a Fund's MuniPreferred shares, the Fund will only enter into futures or options transactions in accordance with that agency's guidelines and after the rating agency confirms in writing that these transactions will not impair the rating on MuniPreferred shares. In addition, a Fund may not, among other things, (1) borrow money (except to clear securities transactions or pay dividends and only if the Fund maintains the MuniPreferred Basic Maintenance Amount, described below); (2) sell securities short, or (3) lend any securities, unless the rating agency confirms in writing that the loan would not impair the rating on MuniPreferred shares. Each Fund does not intend to borrow money; each has an operating policy that prevents it from borrowing an amount greater than 5% of its total assets so long as MuniPreferred shares are outstanding; and the rating agencies restrict each Fund's ability to borrow money. Nevertheless, under certain circumstances each Fund is allowed to borrow money for temporary or emergency purposes or to repurchase shares when borrowing is deemed to be in the best interests of the common shareholders. See "Repurchase of Shares or Conversion to an Open-End Fund." If a Fund borrows, it would be required to pay interest on that debt before it pays any dividends to MuniPreferred shareholders, and it likely would have to repay the principal due before it could pay the liquidation preference on MuniPreferred shares. Interest expense will reduce the Fund's net investment income, and thus borrowing may impair the Fund's ability to pay dividends to MuniPreferred shareholders. This risk will be higher if the Fund borrows money at a variable interest rate that increases when prevailing market rates increase.

   MuniPreferred Basic Maintenance Amount. Moody's and Standard & Poor's require each Fund to maintain assets having, in the aggregate, a "discounted value" at least equal to the MuniPreferred Basic Maintenance Amount. Each rating agency has its own guidelines for determining the "discounted value" of the value of the Fund's portfolio holdings. The discount factors applied by each rating agency to portfolio securities include the sensitivity of a security's value to changes in interest rates, the liquidity and depth of the market for the security, the security's credit quality, and how often the security is marked to market. If a security in the Fund's portfolio does not meet a rating agency's guidelines, all or part of it will not be included in the calculation of "discounted value." See Appendix A to the Statement of Additional Information for a detailed description of the Moody's and Standard & Poor's rating guidelines. These requirements are discussed below.

   The Moody's and Standard & Poor's guidelines do not limit the percentage of a Fund's assets that may be invested in holdings not eligible to be included in calculating discounted value. The amount of these ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although each Fund does not expect that in the normal course of business the value of these ineligible assets would exceed 20% of the Fund's total assets.

   The MuniPreferred Basic Maintenance Amount is, on any day, the sum of the liquidation preference value of MuniPreferred shares outstanding, accumulated but unpaid dividends, estimated dividends for the next nine weeks, a Fund's anticipated expenses for the next three months, any gross-up payments the Fund intends to pay to MuniPreferred shareholders, and any other current liabilities; minus the value of any assets the Fund has set aside to pay its current liabilities.

   If a Fund does not cure its failure to maintain the MuniPreferred Basic Maintenance Amount, the Fund promptly will alter its portfolio to reattain the MuniPreferred Basic Maintenance Amount, which will cause the Fund to incur transaction costs and possible gains or losses on the sale of portfolio securities. Further, if the Fund does not cure a failure in a timely manner and Moody's and/or Standard & Poor's is rating MuniPreferred shares, the Fund will be required to redeem MuniPreferred shares. See "Description of MuniPreferred--Redemption." Nuveen Advisory will not alter the Fund's portfolio if, in its reasonable belief, the effect of the alteration would cause the Fund to have "eligible" assets (assets that can be included in the calculation of discounted value) on any business day with an aggregate discounted value of less than the MuniPreferred Basic Maintenance Amount as of the previous business day. If, however, on a business day the Fund has "eligible" assets with an aggregate discounted value that exceeds the MuniPreferred Basic Maintenance Amount by
5 percent or less as of the previous business day, Nuveen Advisory will not alter the Fund's portfolio in a manner reasonably expected to reduce the discounted value of the Fund's eligible assets, unless the Fund confirms that after the alteration, the aggregate discounted value of the Fund's eligible assets would exceed the MuniPreferred Basic Maintenance Amount.

Voting Rights

   MuniPreferred shareholders generally have equal voting rights with common shareholders (that is, each common or MuniPreferred share has one vote), and will vote with them as a single class. MuniPreferred shareholders vote separately in several circumstances. First, MuniPreferred shareholders vote as a separate class to elect two of a Fund's directors, and to elect a majority of the Fund's directors if the Fund fails to pay dividends to MuniPreferred shareholders for two years. The common shareholders and the MuniPreferred shareholders, voting together, will elect the remaining directors, in each case. Second, a majority of MuniPreferred shareholders, voting as a separate class, must approve a Fund's conversion from a closed-end to an open-end fund, or a plan of reorganization adversely affecting the MuniPreferred shares. Third, a majority of MuniPreferred shareholders, voting as a separate class, must approve changes to a Fund's fundamental investment policies.

   For those Funds organized as Minnesota corporations, when MuniPreferred shareholders vote as a class, Minnesota law requires a vote of holders of a majority of the MuniPreferred shares to approve the action, unless the Fund's Articles of Incorporation or the 1940 Act require a different percentage. For those Funds organized as Massachusetts business trusts, when MuniPreferred shareholders vote as a class, the Declaration of Trust generally requires a vote of holders of a majority of the MuniPreferred shares to approve the action, unless the 1940 Act requires a different percentage.

   Each Fund may not, without the approval of holders of a majority of the MuniPreferred shares: (1) create or issue any class of security that ranks superior to shares of MuniPreferred, as to paying dividends or distributing assets if the Fund liquidates, or (2) materially modify the Fund's Articles of Incorporation, Declaration of Trust, or the Statement of Preferences to affect the rights or powers of the MuniPreferred shareholders. Subject to certain rating agency approvals, the Board, without the vote or consent of the MuniPreferred shareholders, may from time to time authorize and create (and a Fund may from time to time issue) additional shares of any series of MuniPreferred or classes or series of preferred stock that rank equal to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation.

   If you do not vote your MuniPreferred shares, and you hold your shares through a member of the New York Stock Exchange, the Exchange's rules allow your Broker-Dealer or broker-dealer to vote them for you and for all of its customers who own MuniPreferred shares but have not voted, if: (1) the Broker-Dealer or broker-dealer has sent you the proxy; (2) you have not instructed your Broker-Dealer or broker-dealer how to vote your shares; (3) the owners of at least 30% of the MuniPreferred shares of a particular Fund (or shares of each series of a Fund's MuniPreferred shares, when a series-by-series vote is required) have voted; (4) less than 10% of the MuniPreferred shares of a particular Fund (or shares of each series of the Fund's MuniPreferred shares, when a series-by-series vote is required) have voted against the proposal; (5) in situations when the common and MuniPreferred shareholders vote together on the proposal, the common shareholders have approved the proposal; and (6) a majority of the Fund's independent directors approved the proposal. Your Broker-Dealer or broker-dealer will vote your shares in the same proportion as all of its other customers who own MuniPreferred shares and who actually voted. For example, if 60% of a Broker-Dealer's customers who own MuniPreferred shares vote their shares, and 92% vote "for" a proposal and 8% vote "against," then the Broker-Dealer will vote the remaining 40% of its customers MuniPreferred shares 92% "for" and 8% "against." If you do not hold your shares through a member of the New York Stock Exchange, your Broker-Dealer, broker-dealer, or other nominee may not be able to vote your shares for you and for all of its customers who own MuniPreferred shares but have not voted, depending on the rules applicable to that Broker-Dealer, broker-dealer, or nominee.

                                  THE AUCTION

Summary of Auction Procedures

   The following is a brief summary of the auction procedures. They are described in more detail after this summary. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Preferences. See Appendix B to the Statement of Additional Information for a full description of the auction procedures. The auction determines the Applicable Rate (the dividend rate) for MuniPreferred shares, but the Applicable Rate will not be higher than the Maximum Rate. See "Description of MuniPreferred--Dividends and Rate Periods-- Maximum Rate." You also may buy or sell shares in the auction.

   If you own MuniPreferred shares, you may instruct, orally or in writing, a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter an order in the auction. If your broker-dealer is not an agent member of the Depository Trust Company, or an affiliate of an agent member, it may submit orders for MuniPreferred shares to John Nuveen & Co. Incorporated. Existing MuniPreferred shareholders can enter three kinds of orders regarding their MuniPreferred shares: sell, bid, and hold.

  . If you enter a sell order, you indicate that you want to sell shares of MuniPreferred at $25,000 per share, no matter what the next rate period's Applicable Rate will be.

  . If you enter a bid (or "hold at a rate") order, you indicate that you want to sell shares of MuniPreferred only if the next rate period's Applicable Rate is less than the rate you specify.

  . If you enter a hold order, you indicate that you want to continue to own shares of MuniPreferred, no matter what the next rate period's Applicable Rate will be.

   You may enter different types of orders for your MuniPreferred shares, as well as orders for additional MuniPreferred shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of MuniPreferred shares, and the Applicable Rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own MuniPreferred shares and submit a bid higher than the Maximum Rate, your bid will be treated as a sell order. If you do not enter an order, the Broker-Dealer will assume that you want to continue to hold MuniPreferred shares, but if you fail to submit an order and the rate period is longer than 28 days, the Broker-Dealer will treat your failure to submit a bid as a sell order.

   If you do not currently own shares of MuniPreferred, or want to buy more shares, you may instruct a Broker-Dealer, or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter a bid order to buy shares in an auction at $25,000 per share, at a specified dividend rate. If your bid specifies a rate higher than the Maximum Rate, your order will not be accepted.

   Broker-Dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to submit orders from existing shareholders and potential shareholders. A Broker-Dealer's failure to submit orders for MuniPreferred shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the Broker-Dealer. A Broker-Dealer (other than an affiliate of a Fund) may submit orders to the auction agent for its own account.

   If the number of MuniPreferred shares of a series subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for shares of that series is at least equal to the number of MuniPreferred shares of that series subject to sell orders, then the Applicable Rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the MuniPreferred shares available for purchase in the auction.

   If the number of MuniPreferred shares of a series subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for shares of that series is less than the number of MuniPreferred shares of that series subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the Maximum Rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all the shares for which they submitted sell orders.

   The auction agent will not accept a bid above the Maximum Rate from a potential shareholder, and will treat such a bid from an existing shareholder as a sell order. The purpose of the Maximum Rate is to place an upper limit on MuniPreferred dividends and in so doing to help protect the earnings available to pay common share dividends, and to serve as the Applicable Rate in the event of a failed auction (that is, an auction where there are more MuniPreferred shares offered for sale than there are buyers for those shares).

   If Broker-Dealers submit or are deemed to submit hold orders for all outstanding shares of a series of MuniPreferred, this is considered an "all hold" auction and the Applicable Rate for the next rate period will be the All Hold Order Rate. See "The Auction--Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable Rate" and Appendix B to the Statement of Additional Information for a description of this rate.

   The auction procedures include a pro rata allocation of shares for purchase and sale. This may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, Broker-Dealers will be required to make appropriate pro rata allocations among their customers.

   Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date, through the Depository Trust Company. Purchasers will pay for their shares through Broker-Dealers in same-day funds to the Depository Trust Company against delivery to the Broker-Dealers. The Depository Trust Company will make payment to the sellers' Broker-Dealers in accordance with its normal procedures, which require Broker-Dealers to make payment against delivery in same-day funds.

   If a Fund plans to include any net capital gains or other Federal taxable income in a MuniPreferred dividend, it generally will notify the auction agent of the amount to be included, at least a week before the dividend payment date for the rate period in which taxable income will be included in a dividend. The auction agent will notify Broker-Dealers, who in turn will notify their customers.

   The following is a simplified example of how a typical auction works. Assume that a Fund has 1,000 outstanding shares of New MuniPreferred, and three current shareholders. The three current shareholders and three potential shareholders submit orders through Broker-Dealers at the auction:

Current Shareholder A...  Owns 500 shares, wants to sell all Bid order of 3.5% rate for all 500
                          500 shares if auction rate is less shares
                          than 3.5%

Current Shareholder B...  Owns 300 shares, wants to hold     Hold order--will take the
                                                             auction rate

Current Shareholder C...  Owns 200 shares, wants to sell all Bid order of 3.3% rate for all 200
                          200 shares if auction rate is less shares
                          than 3.3%

Potential Shareholder D.  Wants to buy 200 shares            Places order to buy at or above
                                                             3.4%

Potential Shareholder E.  Wants to buy 300 shares            Places order to buy at or above
                                                             3.3%

Potential Shareholder F.  Wants to buy 200 shares            Places order to buy at or above
                                                             3.5%

   The lowest dividend rate that will result in all 1,000 shares of New MuniPreferred continuing to be held is 3.4% (the offer by D). Therefore, the Applicable Rate will be 3.4%. Current shareholders B and C will continue to own their shares, and current shareholder A will sell its shares, because A's dividend rate bid was higher than the Applicable Rate. Potential shareholder D will buy 200 shares, and Potential shareholder E will buy 300 shares, because their bid rates were at or below the Applicable Rate. Potential shareholder F will not buy any shares because its bid rate was above the Applicable Rate.

   The foregoing discussion is a summary of the auction procedures. What follows is a more detailed explanation of the auction procedures.

Auction Dates; Advance Notice of Allocation of Taxable Income

   An auction to determine the Applicable Rate for New MuniPreferred shares for each rate period after the initial rate period will be held on the first business day preceding the first day of the rate period. The date is the "auction date." The auction date and the first day of the related rate period (which is also the dividend payment date for the preceding rate period) must be business days but need not be consecutive days. See "Description of MuniPreferred--Dividends and Rate Periods--Designation of Special Rate Periods" for information about the circumstances under which the first day of a rate period or the auction date, or both, may be moved to another date.

   Whenever a Fund intends to include any net capital gains or other federal taxable income in any MuniPreferred dividend, it will, for any rate period of 28 days or less, and may, for any rate period of more than 28 days, notify the auction agent of the amount to be included, on or before the dividend payment date next preceding the auction date on which the Applicable Rate is to be set. When the auction agent receives this notice from the Fund, it will in turn notify each Broker-Dealer who, on or before the auction date and in accordance with its broker-dealer agreement, will notify its existing shareholders and persons it believes are interested in submitting an order in that auction.

Orders by Existing Shareholders and Potential Shareholders

   You may submit orders for an auction only through a Broker-Dealer (one that has signed a dealer agreement with a Fund and the auction agent), or through a broker-dealer that has entered into a correspondent arrangement with a Broker-Dealer. Your order must be submitted before the submission deadline, which is 1:30 p.m. Eastern time on the auction date. Your orders must indicate whether you want to buy, sell, or hold some or all of your shares, and the lowest dividend rate you will accept for the next rate period (normally one week, although this can be extended). The auction agent selects the lowest dividend rate bid that will result in all of the MuniPreferred continuing to be held.

   You may enter different types of orders for your MuniPreferred shares, as well as orders for additional MuniPreferred shares. All orders you submit are irrevocable. An existing shareholder's sell order will be an irrevocable offer to sell MuniPreferred shares subject to the order. An existing shareholder's bid order will be an irrevocable offer to sell MuniPreferred shares subject to the order if the Applicable Rate is less than the rate specified in the bid order. A potential shareholder's bid order will be an irrevocable offer to buy MuniPreferred shares subject to the order if the Applicable Rate is equal to or greater than the rate specified in the bid order. The number of shares you buy or sell may be subject to proration.

   Your order must be in whole shares. If you are an existing shareholder and want to buy additional MuniPreferred shares, you will be treated as a potential shareholder for those additional shares, for the purpose of determining the priority of orders. See "The Auction--Submission of Orders by Broker-Dealers to Auction Agent." Broker-Dealers may contact prospective purchasers of MuniPreferred shares to determine whether they wish to submit orders.

   Any bid order that specifies a rate higher than the Maximum Rate will be
(1) treated as a sell order if an existing shareholder submits the order, and
(2) not be accepted if a potential shareholder submits the order. The auction procedures establish the Maximum Rate that can result from an auction. See "The Auction-- Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable Rate" and "The Auction--Acceptance or Rejection of Orders and Allocation of Shares."

Submission of Orders by Broker-Dealers to Auction Agent

   Before the submission deadline, which is 1:30 p.m. Eastern time on each auction date (or another time the auction agent specifies), each Broker-Dealer will submit to the auction agent in writing all orders it obtained for the auction. Any order submitted before the auction deadline will be irrevocable. The auction agent is entitled to rely on the terms of any order a Broker-Dealer submits. If any rate specified in a bid order contains more than three figures to the right of the decimal point, the auction agent will round up that rate to the next highest one-thousandth (.001) of 1%. If a potential shareholder submits more than one bid order through a Broker-Dealer, each bid order will be treated as a separate bid order with the rate and number of shares specified in the order. If an existing shareholder submits through a Broker-Dealer one or more orders covering in the aggregate more MuniPreferred shares of a series than the existing shareholder owns, the orders will be considered valid in the following order of priority:

     1. All hold orders will be considered valid, up to and including in the aggregate the number of MuniPreferred shares of that series the shareholder owns.

     2. (a) Any bid order will be considered valid, up to and including the excess of the number of outstanding MuniPreferred shares of that series the shareholder owns over the number of MuniPreferred shares of that series subject to hold orders referred to in clause 1 above;

       (b) subject to 2(a), if more than one bid order with the same specified rate is submitted on behalf of an existing shareholder and the number of MuniPreferred shares of that series subject to those bid orders is greater than the excess, the bid orders will be considered valid up to and including the amount of that excess, and the number of MuniPreferred shares of that series subject to each bid order with the same rate will be reduced pro rata to cover the number of MuniPreferred shares of that series equal to the excess;

       (c) subject to 2(a) and 2(b), if more than one bid order with different rates is submitted on behalf of an existing shareholder, the bid orders will be considered valid in the ascending order of their respective rates up to and including the amount of that excess; and

       (d) in any event, the number of shares subject to bids not valid under this clause 2 will be treated as the subject of a bid order by a potential shareholder at the rate specified in the order.

     3. All sell orders will be considered valid, up to and including the excess of the number of outstanding MuniPreferred shares of that series the existing shareholder owns, over the sum of MuniPreferred shares of that series subject to valid hold orders referred to in clause 1 above and valid bid orders referred to in clause 2 above.

Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable
Rate

   The auction agent will assemble, not earlier than the submission deadline, all valid orders submitted or deemed submitted by Broker-Dealers for a series of MuniPreferred. The auction agent will determine the excess of the number of outstanding shares of that series of MuniPreferred over the number of outstanding shares subject to submitted hold orders, and will then determine whether "sufficient clearing bids" have been made in the auction. "Sufficient clearing bids" means that the number of outstanding MuniPreferred shares of that series that are the subject of bid orders submitted by potential shareholders specifying a rate not higher than the Maximum Rate, equals or exceeds the number of outstanding shares of that series that are the subject of sell orders submitted by existing shareholders (including the shares of that series that are the subject of bid orders by existing shareholders specifying rates higher than the Maximum Rate).

   If sufficient clearing bids have been made, the auction agent will determine the winning bid rate; that is, the lowest rate specified in the bid orders which, taking into account the rates in the bid orders submitted by existing shareholders, would result in existing shareholders continuing to hold an aggregate number of outstanding MuniPreferred shares of that series which, when added to the number of outstanding MuniPreferred shares of that series to be bought by potential shareholders, would equal not less than the available amount of outstanding MuniPreferred shares. The winning bid rate will be the Applicable Rate for the next rate period for all outstanding shares of that series.

   If sufficient clearing bids have not been made (other than because all of the outstanding MuniPreferred shares of that series are subject to hold orders), the Applicable Rate for the next rate period for all outstanding shares of that series will be the Maximum Rate. If sufficient clearing bids have not been made, existing shareholders that submitted sell orders may not be able to sell any or all of their shares in the auction, and will "continue to hold those unsold shares in the next rate period. Dividends in that next rate period may include taxable income and gain. See "The Auction--Auction Dates; Advance Notice of Allocation of Taxable Income" and "--Acceptance or Rejection of Orders and Allocation of Shares."

   If all of the outstanding shares of MuniPreferred for that series are subject to hold orders, the Applicable Rate for the next period for all shares of that series will be the All Hold Order Rate, which is the lesser of the Kenny Index (if the rate period is less than 183 days) or the product of:

     (1) (a) the "AA" Composite Commercial Paper Rate on the auction date for that rate period if the rate period is less than 183 days; (b) the Treasury Bill Rate on that auction date for that rate period if the rate period is more than 182 days but less than 365 days; or (c) the Treasury Note Rate on that auction date for that rate period if the rate period is more than 364 days (the rate in clauses a, b or c is the "benchmark rate"); and

     (2) 1 minus the maximum marginal combined regular Federal, and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

   If a Fund has notified the auction agent that it intends to allocate any net capital gains or other Federally taxable income to MuniPreferred shares for that rate period, the Applicable Rate in an "all hold" auction for the portion of the dividends that represents the allocation of net capital gains or other Federally taxable income will be:

     (1) if the "taxable yield rate" is greater than the benchmark rate, then the benchmark rate; or

     (2) if the taxable yield rate is less than or equal to the benchmark rate, then the rate equal to the sum of (a) the lesser of the Kenny Index (if the rate period is less than 183 days) or the product of the benchmark rate multiplied by the factor in clause (2) above, and (b) the product of the maximum marginal combined regular Federal and California individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the taxable yield rate.

     The "taxable yield rate" is the rate determined by (a) dividing the amount of taxable income available for distribution per share of MuniPreferred by the number of days in the dividend period in which the Fund intends to distribute taxable income, (b) multiplying the amount in
  (a) by 365 (if the dividend period is seven days) or by 360 (for any other dividend period), and (c) dividing the amount determined in (b) by $25,000. See Appendix B to the Statement of Additional Information for the definitions of "Kenny Index," "AA Composite Commercial Paper Rate," "Treasury Bill Rate" and "Treasury Note Rate."

Acceptance or Rejection of Orders and Allocation of Shares

   Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate," and subject to the auction agent's discretion to round and allocate shares as described below, the auction agent will accept or reject submitted bid and sell orders in the order of priority set out in the Auction Procedures. The result will be that existing and potential shareholders will sell, continue to hold, and/or purchase outstanding MuniPreferred shares of that series as described below. Existing shareholders that submitted or were deemed to have submitted hold orders will continue to own MuniPreferred shares subject to those hold orders.

   Sufficient Clearing Bids. If sufficient clearing bids have been made in an auction for a series of MuniPreferred, orders will be accepted or rejected in the following order:

     1. Each existing shareholder that submitted a sell or bid order specifying a rate higher than the winning bid rate will sell outstanding MuniPreferred shares subject to that sell or bid order.

     2. Each existing shareholder that submitted a bid order specifying a rate lower than the winning bid rate will continue to hold outstanding MuniPreferred shares subject to that bid order.

     3. Each potential shareholder that submitted a bid order specifying a rate lower than the winning bid rate will have its bid order accepted (although it may not be able to buy all the shares specified in its order).

     4. Each existing shareholder that submitted a bid order specifying a rate equal to the winning bid rate will continue to hold the outstanding MuniPreferred shares subject to that bid order. But if the number of outstanding MuniPreferred shares subject to all bid orders is greater than the number of outstanding MuniPreferred shares in excess of the available outstanding MuniPreferred shares of that series over the number of outstanding MuniPreferred shares accounted for in clauses 2 and 3 above, then each existing shareholder that submitted a bid order specifying a rate equal to the winning bid rate will continue to hold a number of the outstanding MuniPreferred shares subject to that bid order, determined on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid orders by existing shareholders.

     5. Each potential shareholder that submitted a bid order specifying a rate equal to the winning bid rate will buy any shares of available outstanding MuniPreferred shares not accounted for in clauses 2 through 4, above, on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid orders.

   Insufficient Clearing Bids. If sufficient clearing bids have not been made in an auction for a series of MuniPreferred (unless this is because all outstanding MuniPreferred shares of that series are subject to hold orders):

     1. Each existing shareholder that submitted a bid order specifying a rate equal to or lower than the Maximum Rate will continue to hold outstanding MuniPreferred shares subject to that bid order.

     2. Each potential shareholder that submitted a bid order specifying a rate equal to or lower than the Maximum Rate will buy the number of outstanding MuniPreferred shares subject to that bid order.

     3. Each existing shareholder that submitted bid order specifying a rate higher than the Maximum Rate, or a sell order, will sell a number of outstanding MuniPreferred shares determined on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid and sell orders.

   If, because of the pro rata allocation described in clauses 4 and 5 in "Sufficient Clearing Bids," or in clause 3 of "Insufficient Clearing Bids," any existing shareholder would be entitled or required to sell, or any potential shareholder would be entitled or required to buy, a fractional share of MuniPreferred, the auction agent will, in its sole discretion, round up or down to the nearest whole share the number of MuniPreferred shares sold or bought on the auction date so that the number of shares an existing or potential shareholder sells or buys will be whole shares.

   If, because of the pro rata allocation described in clause 5 in "Sufficient Clearing Bids," any potential shareholder would be entitled or required to buy less than a whole MuniPreferred share, the auction agent will in its sole discretion, allocate MuniPreferred shares for purchase among potential shareholders so that any potential shareholders will only buy whole shares, even if this means that one or more potential shareholders will not buy any MuniPreferred shares.

Notification of Results; Settlement

   The auction agent will notify, by telephone by approximately 3:00 p.m. Eastern time on the auction date, each Broker-Dealer that submitted an order, of the Applicable Rate for the next rate period and, if the order was a bid or sell order, whether the order was accepted or rejected in whole or in part. Each Broker-Dealer that submitted an order on behalf of an existing or potential shareholder will notify that person of the Applicable Rate for the next rate period and, if the order was a bid or sell order, whether the order was accepted or rejected in whole or in part; and will confirm purchases and sales with each existing or potential shareholder purchasing or selling shares as a result of the auction. The auction agent will record each transfer of MuniPreferred shares on the registry of existing shareholders it maintains.

   In accordance with the Depository Trust Company's normal procedures, on the business day after the auction date, purchases and sales of MuniPreferred shares will be executed through the Depository Trust Company and the accounts of the agent members will be debited and credited and shares delivered as necessary to effect the purchases and sales of MuniPreferred shares as determined in the auction. Purchasers will make payment through their agent members in same-day funds to the Depository Trust Company against delivery through their agent members; the Depository Trust Company will make payment in accordance with its normal procedures, which now provide for payment against delivery by its agent members in same-day funds.

   If any existing shareholder selling MuniPreferred shares in an auction fails to deliver its shares, the Broker-Dealer of any buyer of shares in an auction may deliver to that person a number of whole MuniPreferred shares that is less than the number of shares that the person otherwise was to buy. In that event, the Broker-Dealer will determine the number of MuniPreferred shares to be delivered, and delivery of the lesser number of shares will constitute good delivery.

Auction Agent

   The auction agent acts as an agent of each of the Funds. Unless the auction agent acts in bad faith or negligently, it will not be liable for any action taken, suffered, or omitted or for any error of judgment it makes in the performance of its duties under the Auction Agency Agreement, and it will not be liable for any error of judgment it makes in good faith unless it is negligent in ascertaining the pertinent facts. The auction agent may terminate the Auction Agency Agreement as to one or more Funds upon 45 days' notice to the Fund(s). If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent that contains substantially the same terms and conditions as the Auction Agent Agreement. A Fund may remove the auction agent, but before this removal, the Fund must have entered into an agreement with a successor auction agent.

Broker-Dealers; Participation Fee

   After each auction, the auction agent will pay to each Broker-Dealer, from monies a Fund provides, a participation fee at the annual rate of 1/4 of 1% of the Fund's net assets for any auction immediately preceding a rate period of less than one year. For a rate period of one year or longer, the amount will be a percentage of the purchase price of MuniPreferred shares the broker-dealer places at that auction, as the Fund and Broker-Dealers may agree. "Places at auction" means that the shares were (1) the subject of hold orders deemed to be sell orders made by existing shareholders who acquired their shares from that Broker-Dealer, or (2) the subject of an order the Broker-Dealer submitted that is (a) a bid order from an existing shareholder that results in the shareholder continuing to hold those shares as a result of the auction; (b) a bid order from a potential shareholder that results in the shareholder buying those shares as a result of the auction; or (c) a valid hold order.

   The broker-dealer agreements allow a Broker-Dealer (other than an affiliate of a Fund), to submit orders in auctions for its own account, unless a Fund notifies all Broker-Dealers that they may no longer do so. In that case, Broker-Dealers may continue to submit hold and sell orders, but not bid orders, for their own accounts. Any Broker-Dealer that is an affiliate of a Fund may submit orders in auctions, but only if these orders are not for its own account. If a Broker-Dealer submits an order for its own account in an auction, it might have an advantage over other bidders because it would know about orders it placed through the auction. This Broker-Dealer, however, would not know about orders other Broker-Dealers submitted in the auction. A Fund may request that the auction agent terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after the termination(s).

Secondary Market

   Broker-Dealers and other broker-dealers may maintain a secondary trading market for MuniPreferred shares, although they are not required to do so. The secondary trading market in MuniPreferred shares may not provide you with liquidity. MuniPreferred shares are not registered on a stock exchange or on the Nasdaq Stock Market.

   You may sell or transfer shares of MuniPreferred only in whole shares and only: (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures; (2) to a Broker-Dealer or other broker-dealer; or (3) to other persons as a Fund may permit; provided, however, that (a) a sale or transfer of your shares (if you hold your shares in the name of a Broker-Dealer) to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the shares immediately after the transaction; and (b) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                                  TAX MATTERS

Federal Income Tax Matters

   Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any Federal income tax. Substantially all of the Fund's dividends to the common shareholders and MuniPreferred shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. Each Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and MuniPreferred shares. Each Fund intends to notify MuniPreferred shareholders in advance if it will allocate income that is not exempt from regular Federal income tax. In certain circumstances a Fund will make payments to MuniPreferred shareholders to offset the tax effects of the taxable distribution. See "Description of MuniPreferred-- Dividends and Rate Periods--Gross-Up

Payments" in Part B of this Prospectus. The Statement of Additional Information contains a more detailed summary of the Federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to each Fund or its shareholders. Any change may be retroactive for Fund transactions. You should consult with your tax adviser about Federal income tax matters.

State Funds: State and Local Tax Matters

   See "Tax Matters" in the Statement of Additional Information for state tax information.

National Funds: State and Local Tax Matters

   While exempt-interest dividends are exempt from regular Federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax adviser about state and local tax matters.

                                 COMMON STOCK

   Common shares have equal voting rights and equal rights as to dividends, assets, and liquidation with respect to one another. Common shares are fully paid and non-assessable when issued and have no preemptive, conversion, or exchange rights. No Fund may declare dividends or make any distributions on common shares, or repurchase common shares, if it has declared but not paid all accumulated dividends on MuniPreferred shares.

                              CONTROL OF THE FUND

   Each Fund's Articles of Incorporation or Declaration of Trust may limit the ability of other companies or persons to acquire control of the Fund. The holders of at least two-thirds of the common and MuniPreferred shares, voting together, must approve the Fund's conversion from a closed-end to an open-end fund; its merger or consolidation; a sale, lease, or transfer of all or substantially all of the Fund's assets (other than in the course of the Fund's regular investment activities); or the Fund's liquidation or dissolution. If two-thirds of the Fund's directors vote to approve one of these transactions, then the holders of at least a majority of the shares of common and MuniPreferred, voting together, must approve the transaction.

   These voting requirements are higher than legally required. They could have the effect of making it more difficult for a third party to assume control of a Fund or merge it with another fund. However, these voting requirements could cause third parties seeking control of the Fund to negotiate the price to be paid with Nuveen Advisory, and could assure the continuity of the Fund's investment objectives and policies. Each Fund's Board believes that the higher voting requirements are in the best interest of the Fund and its shareholders.

            REPURCHASE OF SHARES OR CONVERSION TO AN OPEN-END FUND

   Each of the Funds is a closed-end fund, and you do not have the right to cause a Fund to redeem your MuniPreferred shares. MuniPreferred shares trade primarily through the auction, while each Fund's common shares trade on the New York Stock Exchange. Common shares may trade at a premium or a discount to net asset value. Each Fund's Board of Directors will consider, at least annually, whether it should take any action to reduce or eliminate a material discount from net asset value of the common shares. The Board could authorize a Fund to repurchase some of its common shares, make a tender offer for some of its common shares, or convert the Fund to an open-end fund. All of these actions are subject to certain legal restrictions. If the Fund repurchases common shares or makes a tender offer, this may not reduce the discount. The Fund may borrow money to repurchase common shares or pay for tendered shares. If the Fund borrows, the costs of borrowing would reduce the Fund's net income. If the Fund converted to an open-end fund, it could not have preferred stock outstanding.

The Fund would be required to redeem all outstanding MuniPreferred shares (requiring in turn that the Fund liquidate a portion of its portfolio), and the Fund's common shares would no longer be listed on the New York Stock Exchange.

   The Board's present policy, which is subject to change, is that the Board will not authorize any of these actions if: this would result in the delisting of the common stock from the New York Stock Exchange or cause a Fund to fail to qualify as a regulated investment company under the Code; the Fund could not sell portfolio securities in an orderly manner, or without imposing significant tax consequences on remaining common shareholders, sufficient to repurchase shares; there are material legal challenges to the repurchase; the New York Stock Exchange suspends trading; or there are other large-scale events that affect the Fund's ability to repurchase its shares, such as a federal banking moratorium.

                                NET ASSET VALUE

   The Funds' custodian calculates each Fund's net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund's Board of Directors has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund's portfolio securities) are valued at fair value. The pricing service uses methods that consider yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity, and ratings; dealers indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund's officers review the pricing service's procedures and valuations, under the general supervision of the Board of Directors.

                            OTHER SERVICE PROVIDERS

   The Chase Manhattan Bank, located at One Chase Plaza, New York, NY 10081, is the Fund's custodian, and the transfer agent and dividend disbursing agent for the Fund's common shares. Bankers Trust Company, located at 4 Albany Street, New York, NY 10006, is the auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent for the MuniPreferred shares. Purchases and sales of MuniPreferred shares are cleared and settled at the Depository Trust Company, 55 Water Street, New York, NY 10041.

                             AVAILABLE INFORMATION

   The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, the 1940 Act, and are required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois, 60661-2511. Reports, proxy statements, and other information about the Funds can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

   This Part B of the Prospectus does not contain all of the information in each Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Part B of the Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

   Additional information about each Fund and MuniPreferred shares can be found in each Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
Investment Objective and Policies..........................................  S-1
Certain Trading Strategies of the Fund.....................................  S-7
Management of the Fund..................................................... S-10
Portfolio Transactions..................................................... S-18
Net Asset Value............................................................ S-20
Additional Information Concerning the Auctions for MuniPreferred........... S-20
Tax Matters................................................................ S-22
Certain Owners of Record................................................... S-28
Experts.................................................................... S-28
Financial Statements....................................................... S-29
Report of Independent Auditors............................................. S-41
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Statement of Preferences.......................................  B-1

                                APPENDIX A

                      TAXABLE EQUIVALENT YIELD TABLE

   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

                  Taxable Equivalent of Tax-Free Yields

                              Tax Free Yield

      Tax Rate                                     4.00% 4.50% 5.00% 5.50% 6.00%
      --------                                     ----- ----- ----- ----- -----
      28.0%....................................... 5.56% 6.25% 6.94% 7.64% 8.33%
      31.0%....................................... 5.80% 6.52% 7.25% 7.97% 8.70%
      36.0%....................................... 6.25% 7.03% 7.81% 8.59% 9.38%
      39.6%....................................... 6.62% 7.45% 8.28% 9.11% 9.93%

                                CALIFORNIA

                                                Federal        State         Combined
                                                  Tax           Tax            Tax
       Single Return       Joint Return         Bracket       Bracket*       Bracket*
       -------------       ------------         -------       --------       --------
         $0-25,750           $0-43,050          15.00%         6.00%          20.00%
       25,750-62,450      43,050-104,050        28.00%         9.30%          34.50%
      62,450-130,250      104,050-158,550       31.00%         9.30%          37.50%
      130,250-283,150     158,550-283,150       36.00%         9.30%          42.00%
       Over 283,150        Over 283,150         39.60%         9.30%          45.00%

--------

*The State tax brackets are those for 1998. The 1999 brackets will be adjusted to taken into account changes in the California Consumer Price Index and are rounded down to the nearest tenth. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits,
   (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                     B-A-1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   No dealer, salesperson or other individual has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or any underwriter. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               ----------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           -----
Prospectus Summary........................................................   A-1
Financial Highlights......................................................   A-3
The Fund..................................................................   A-4
Use of Proceeds...........................................................   A-4
Capitalization............................................................   A-5
Investment Objectives and Policies........................................   A-6
Underwriting..............................................................   A-8
Legal Opinions............................................................   A-8
Experts...................................................................   A-9
Municipal Bonds...........................................................   B-1
Portfolio Investments.....................................................   B-2
Insured Funds: Municipal Bond Insurance ..................................   B-2
Investment Restrictions...................................................   B-4
Risk Factors..............................................................   B-5
Management of the Fund....................................................   B-7
Certain Trading Strategies of the Funds...................................   B-9
Description of MuniPreferred..............................................   B-9
The Auction...............................................................  B-18
Tax Matters...............................................................  B-25
Common Stock..............................................................  B-26
Control of the Fund.......................................................  B-26
Repurchase of Shares or Conversion to an Open-End Fund....................  B-26
Net Asset Value...........................................................  B-27
Other Service Providers...................................................  B-27
Available Information.....................................................  B-27
Table of Contents of the Statement of Additional Information..............  B-28
Taxable Equivalent Yield Table............................................ B-A-1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                               $42,000,000

          Nuveen California Select Quality Municipal Fund, Inc.

                Municipal AuctionRate CumulativePreferred Stock

                               MuniPreferred(R)

                          1,680 Shares Series W
                                   --------

                                  PROSPECTUS

                                       , 1999

                                   --------

                             Salomon Smith Barney
                           A.G. Edwards & Sons, Inc.
                                BT Alex. Brown
                             Goldman, Sachs & Co.
                        John Nuveen & Co. Incorporated

                           PaineWebber Incorporated
                             Prudential Securities

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                      STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY, 1999
                   NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL
                                   FUND, INC.

         This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated May ____ , 1999 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of MuniPreferred in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. Capitalized terms used but not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS

                                                     PAGE

Investment Objectives and Policies ...............   S-1
Certain Trading Strategies of the Fund ...........   S-7
Management of the Fund ...........................   S-10
Portfolio Transactions ...........................   S-18
Net Asset Value ..................................   S-20
Additional Information Concerning the Auctions for
MuniPreferred ....................................   S-20
Tax Matters ......................................   S-22
Certain Owners of Record .........................   S-28
Experts ..........................................   S-28
Financial Statements .............................   S-29
Report of Independent Auditors ...................   S-41
Ratings of Investments ...........................   A-1
Statement of Preferences .........................   B-1

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

       The Fund's primary investment objective is current income exempt from both regular Federal and California personal income taxes, consistent with the Fund's investment policies. The Fund's secondary investment objective is to enhance portfolio value relative to the California municipal bond market through investments in tax-exempt California municipal bonds which, in Nuveen Advisory's opinion, are underrated or undervalued or that represent municipal market sectors that are undervalued.

    The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in tax-exempt California municipal bonds rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or Standard and Poor's, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory's opinion, are underrated or undervalued and have credit characteristics equivalent to, and are of comparable quality to, California municipal bonds rated Baa or BBB or better. The Fund will not invest in any rated California municipal bonds that are rated lower than Baa by Moody's or BBB by Standard & Poor's at the time of purchase. Municipal bonds rated Baa or BBB or better are considered "investment grade" securities. Bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and in fact have speculative characteristics as well, while municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. See Appendix A to the Statement of Additional Information for a description of securities ratings.

PORTFOLIO INVESTMENTS

     Except to the extent that the Fund buys temporary investments as described below, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt California municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or Standard and Poor's, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory's opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated. These policies and the Fund's investment objectives are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting separately. These policies and the Fund's investment objectives are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting separately. For this purpose, a "majority of the outstanding shares" means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

     The Fund buys California municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund's portfolio may include long-term and intermediate-term California municipal bonds. If the long-term California municipal bond market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal bonds that may either be tax-exempt or taxable, for California State and California personal income tax purposes, or both for California State and California personal, and regular Federal, income tax purposes. The Fund will buy taxable temporary investments, which generally are uninsured, only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody's or Standard & Poor's, and that mature within one year from the date of issuance. The Fund's policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix A for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund is required to allocate taxable income on temporary investments, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year.

     The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and a substantial portion of the income produced by the Fund may be includable in alternative minimum taxable income. MuniPreferred shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax. The suitability of an investment in MuniPreferred shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. In addition, the dividends paid on MuniPreferred shares during specified Rate Periods will include an allocated portion of any net capital gains or other income taxable for Federal income tax purposes the Fund realizes. See "Tax Matters."


MUNICIPAL BONDS



     Included within the general category of municipal bonds described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by only investing in those "non-appropriation" Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term municipal bonds also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal bonds with long-term maturities.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common stock and preferred stock of the Fund, including MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding shares of preferred stock of the Fund, including MuniPreferred, voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;

(4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

(5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(6) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

(7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(9) Invest in securities other than California Municipal Obligations and temporary investments as described under "Investment Objectives and Policies -- Portfolio Investments" above; and purchase financial futures and options except within the limits described in "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions."

(10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

(12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

(13) Purchase or retain the securities of any issuer other than its own securities if, to its knowledge, those of its directors, or those officers and directors of the Nuveen Advisory Corp. who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity, (other than a bond insurer) it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, the guarantee or letter of credit would be considered a separate security and would be treated as an issue of that government or other entity. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the issuer; instead, the issuer of the municipal bond will be determined in accordance with the principles set out above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     In addition to the limitations set forth above, the Fund will not, as a matter of operating policy, (1) invest for the purpose of exercising control or management, (2) borrow in excess of 5% of its total assets if and so long as its preferred shares are outstanding. These policies are not fundamental and the Board may change them without shareholder approval.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                     CERTAIN TRADING STRATEGIES OF THE FUND

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of Municipal Obligations with a view to holding them for investment. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, although there can be no assurance of this. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.

WHEN-ISSUED AND DELAYED DELIVERY

     The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, it is required under rules promulgated by the Securities and Exchange Commission ("SEC") to maintain in a segregated account cash or liquid assets, equal in value to the purchase price due on the settlement date. Income these assets generate in a segregated account, which provides taxable income for Federal income tax purposes, is includable in the taxable income of the Fund. The Fund currently intends to allocate net capital gains and other income taxable for Federal income tax purposes, if any, proportionately between its common stock and its MuniPreferred shares, and dividends paid on its MuniPreferred shares during specified periods will include an allocated portion of any such net capital gains and other taxable income. See "Tax Matters." The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

     The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices Nuveen Advisory anticipates to correlate with the prices of the Municipal Obligations the Fund owns. The Fund has no present intention to engage in such hedging transactions and in no event does it expect that any material portion of its assets would be so committed. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its common stock and its MuniPreferred shares. See "Tax Matters."

     The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund's portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in the Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

         Although certain risks are involved in futures and options transactions (as discussed under "Risks of Futures and Options Transactions" below), because the Fund will engage in these transactions only for hedging purposes, these futures and options portfolio strategies should not subject the Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund engage in transactions in futures and options on futures only for bona fide hedging purposes or if the aggregate initial margin deposits and premiums the Fund pays do not exceed 5% of the market value of its assets. The Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options, and it will only write "covered" or "secured" options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund's ability to engage in hedging transactions. So long as Moody's or S&P, or both, are rating the Fund's MuniPreferred shares, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody's and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody's and S&P to such shares.

     DESCRIPTION OF FINANCIAL FUTURES AND OPTIONS. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

     RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Obligations, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Obligations that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.


     REPURCHASE AGREEMENTS. The Fund may buy repurchase agreements as temporary investments. A repurchase agreement is a contract in which the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same securities from the buyer at a specified price on a future date. The repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. Income from repurchase agreements is taxable and required to be allocated between common shares and MuniPreferred shares. See "Tax Matters" and "The Auction - Auction Dates; Advance Notice of Allocation of Taxable Income" in the Prospectus. The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in Nuveen Advisory's opinion, present minimal credit risks. The risk to the Fund is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. If the seller files for bankruptcy, the Fund may not be able to sell the collateral quickly or at all. Nuveen Advisory will monitor the value of the collateral at the time the Fund enters into a repurchase agreement and during the term of the repurchase agreement to determine that at all times that value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, Nuveen Advisory will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest.

Factors Pertaining to California

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1996 and 1.6% in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

     Total personal income in the State, at an estimated $846 billion in 1997, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The Asian economic crisis beginning in mid-1997 has significantly reduced exports to that region, although this has been offset by increased exports to Latin America and other areas. Overall, the Asian crisis has had a moderate dampening effect on the State's economy, but the economy is still expected to match or outpace the nation in 1999. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.8 billion under the limit for fiscal year 1998-99.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 1999, the State had outstanding approximately $19.2 billion of long-term general obligation bonds, plus $484 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.8 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.

Recent Financial Results

     The principal sources of General Fund revenues in 1997-1998 were the California personal income tax (51% of total revenues), the sales tax (32%), bank and corporation taxes (11%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95 (although not all of these actions were taken in each year):

  *  significant cuts in health and welfare program expenditures;

  * transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

  * transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

  * reduction in growth of support for higher education programs, coupled with increases in student fees;

  * revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

  * increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

  * various one-time adjustments and accounting changes (some of which have been challenged in court and reversed).

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

     The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.1 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $400 million as of June 30, 1997 and $1.8 billion at June 30, 1998.

     FY 1997-98 Budget. In May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the then-expected additional General Fund revenues for the fiscal year. The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. The final results for FY 1997-98 showed General Fund revenues and transfers of $54.7 billion and expenditures of $53.3 billion.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid.

     FY 1998-99 Budget. The FY 1998-99 Budget Act was signed on August 21, 1998. After giving effect to line-item vetoes made by the Governor, the Budget plan resulted in spending of about $57.3 billion for the General Fund and $14.7 billion for Special Funds. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. After enactment of the Budget Act, the Legislature passed a number of additional fiscal bills, which resulted in a net increase of expenditures of about $250 million, but the Administration also raised its estimate of revenues from the 1997-98 fiscal year. In total, the Administration projected in September, 1998 that the balance in the SFEU at June 30, 1999 would be about $1.2 billion.

     The Administration released new projections for the balance of FY 1998-99 on January 8, 1999 as part of the Governor's Proposed Budget for 1999-2000 (the "Governor's Budget"). As a result of somewhat slower economic growth largely due to the Asian economic slowdown, resulting in reduced revenues, and higher health and welfare caseloads than projected, the Administration projected that the SFEU would be reduced to about $600 million as of June 30, 1999. However, a later report in February, 1999 from the State Legislative Analyst stated that economic activity in the State appeared to be stronger in late 1998 than the Governor's Budget predicted, and revenues for 1998-99 could be as much as $750 million higher than projected by the Governor's Budget.

     As has been the case in the last several years, spending on K-12 education increased significantly, by a total of $2.2 billion, with projected per-pupil spending of $5,695, more than one-third higher than the per-pupil spending during the last recession year of 1993-94. Funding to support higher education was also increased significantly (15% for the University of California and 14% for the California State University system). The Budget included some increases in health and welfare programs, including the first increase in the monthly welfare grant since levels were cut during the recession.

     One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these is a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting in 1999, the VLF is reduced by 25%. Under current law, VLF funds are automatically transferred to cities and counties, so the new legislation provides for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years (a development which appears unlikely given more recent revenue projections), the cut could reach as much as 67.5% by the year 2003. The initial 25% VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion for future years. Other tax cuts in FY 1998-99 include an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts is estimated at $1.4 billion for FY 1998-99.

     Although, as noted, the 1998-99 Budget Act projects a budget reserve in the SFEU of about $1.2 billion on June 30, 1999 (since reduced in the Governor's Budget), the General Fund fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement

     Proposed FY 1999-2000 Budget. The newly elected Governor, Gray Davis, released his proposed FY 1999-00 Budget in January. It projected somewhat lower General Fund revenues than in earlier projections, due to slower economic growth, but totaling an estimated $60.3 billion. (This figure could be higher based on the more recent revenue estimates from the State Legislative Analyst.) The proposed budget assumes certain one-time revenues, receipt of the first installment payment from the tobacco manufacturer's litigation settlement, and increased federal aid for the cost of incarcerating illegal aliens.

     The Governor's Budget proposes expenditures of about $60.5 billion, which would result in a balance in the SFEU at June 30, 2000 of about $400 million. Major expenditures initiatives include increased funding and some new programs for K-12 schools, a modest increase in funding for higher education, an increase in certain State-funded welfare programs, combined with decreased caseloads for Medi-Cal and CalWORKs (the replacement to the old welfare system, following the 1996 federal welfare reform law).

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of February 1999 were assigned ratings of "A+" from Standard & Poor's, "Aa3" from Moody's and "AA-" from Fitch.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1996-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


         The Board of Directors is responsible for the management of the Fund, including general supervision of the duties Nuveen Advisory performs under the Investment Management Agreement. There are seven directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Fund indicated by an asterisk.




  NAME, AGE                                  POSITIONS AND OFFICES                    PRINCIPAL OCCUPATIONS
 AND ADDRESS                                     WITH FUND                            DURING PAST FIVE YEARS
---------------------------------------- ------------------------------------- -------------------------------------
Timothy R. Schwertfeger,* 50             Chairman of the Board and Director    Chairman (since July 1996) and
333 West Wacker Drive                                                          Director of The John Nuveen
Chicago, IL 60606                                                              Company, John  Nuveen & Co.
                                                                               Incorporated, Nuveen Advisory Corp.
                                                                               and Nuveen Institutional Advisory
                                                                               Corp.; prior thereto, Executive
                                                                               Vice President; Chairman and
                                                                               Director (since January 1997) of
                                                                               Nuveen Asset Management, Inc.;
                                                                               Director (since 1996) of
                                                                               Institutional Capital Corporation;
                                                                               Chairman and Director of Rittenhouse
                                                                               Financial Services Inc. (since 1999).
---------------------------------------- ------------------------------------- -------------------------------------
Robert P. Bremner, 58                    Director                              Private investor and management
3725 Huntington Street, NW                                                     consultant.
 Washington, D.C. 20015
---------------------------------------- ------------------------------------- -------------------------------------
Lawrence H. Brown, 64                    Director                              Retired in August 1989 as Senior
201 Michigan Avenue                                                            Vice President of The Northern
Highwood, IL 60040                                                             Trust Company
---------------------------------------- ------------------------------------- -------------------------------------
Anne E. Impellizzeri, 65                 Director                              President and Chief Executive
3 West 29th Street                                                             Officer of Blanton-Peale Institute,
New York, NY 10001                                                             a training and counseling
                                                                               organization.
---------------------------------------- ------------------------------------- -------------------------------------



---------------------------------------- ------------------------------------- ----------------------------------------
Peter R. Sawers, 66                      Director                              Adjunct Professor of
22 The Landmark                                                                Business and Economics,
Northfield, IL 60093                                                           University of Dubuque,
                                                                               Iowa; Adjunct Professor,
                                                                               Lake Forest Graduate
                                                                               School of Management, Lake
                                                                               Forest, Illinois; prior
                                                                               thereto, Executive
                                                                               Director, Towers Perrin
                                                                               Australia (management
                                                                               consultant); Chartered
                                                                               Financial Analyst;
                                                                               Certified Management
                                                                               Consultant.
---------------------------------------- ------------------------------------- ----------------------------------------
William J. Schneider, 54                 Director                              Senior Partner and Chief Operating
4000 Miller-Valentine Ct.                                                      Officer, Miller-Valentine Partners;
P.O. Box 744                                                                   Vice President, Miller-Valentine Group,
Dayton, OH 45401                                                               a development and contract company;
                                                                               Member Community Advisory Board,
                                                                               National City Bank, Dayton, Ohio.
---------------------------------------- ------------------------------------- ----------------------------------------
Judith M. Stockdale, 50                  Director                              Executive Director (since
35 East Wacker Drive                                                           1994) of the Gaylord and
Chicago, IL 60601                                                              Dorothy Donnelley
                                                                               Foundation, a private
                                                                               family foundation; prior
                                                                               thereto, Executive
                                                                               Director (from 1990 to
                                                                               1994) of the Great Lakes
                                                                               Protection Fund.
---------------------------------------- ------------------------------------- ----------------------------------------
Alan G. Berkshire, 38                    Vice President and Assistant          Vice President and General Counsel
333 W. Wacker Drive                      Secretary                             (since September 1997) and
Chicago, IL 60606                                                              Secretary (since May 1998) of the
                                                                               John Nuveen Company, John Nuveen &
                                                                               Co. Incorporated, Nuveen Advisory
                                                                               Corp. and Nuveen Corp., prior
                                                                               thereto, Partner in the law firm of
                                                                               Kirkland & Ellis.
---------------------------------------- ------------------------------------- -------------------------------------


---------------------------------------- ------------------------------------- -------------------------------------
Peter H. D'Arrigo, 31                    Vice President and Treasurer          Vice President of John Nuveen & Co.
333 West Wacker Drive                                                          Incorporated (since January 1999),
Chicago, IL 60606                                                              prior thereto, Assistant Vice
                                                                               President (since January 1997);
                                                                               formerly, Associate of John Nuveen
                                                                               & Co. Incorporated; Chartered
                                                                               Financial Analyst
---------------------------------------- ------------------------------------- -------------------------------------
Michael S. Davern, 41                    Vice President                        Vice President of  Nuveen Advisory
333 W. Wacker Drive                                                            Corp.; prior thereto, Vice
Chicago, IL 60606                                                              President and Portfolio Manager of
                                                                               Flagship Financial.
---------------------------------------- ------------------------------------- -------------------------------------
Lorna C. Ferguson, 53                    Vice President                        Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                            (since January 1998) of Nuveen
Chicago, IL 60606                                                              Advisory Corp. and Nuveen
                                                                               Institutional Advisory Corp.
---------------------------------------- ------------------------------------- -------------------------------------
William M. Fitzgerald, 35                Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                            Corp (since December 1995); prior
Chicago, IL 60606                                                              thereto, Assistant Vice President
                                                                               of Nuveen Advisory Corp. (from
                                                                               September 1992 to December 1995);
                                                                               Chartered Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
Stephen D. Foy, 44                       Vice President and Controller         Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                            Incorporated.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------
J. Thomas Futrell, 43                    Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                            Corp.; Chartered Financial Analyst.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
Richard A. Huber, 36                     Vice President                        Vice President of Nuveen
333 W. Wacker Drive                                                            Institutional Advisory Corp. (since
Chicago, IL 60606                                                              March 1998) and Nuveen Advisory
                                                                               Corp. (since January 1997); prior
                                                                               thereto, Vice and Portfolio Manager
                                                                               of Flagship Financial.
---------------------------------------- ------------------------------------- -------------------------------------
Steven J. Krupa, 41                      Vice President                        Vice President of Nuveen Advisory
333 West Wacker Drive                                                          Corp.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------
Larry W. Martin, 47                      Vice President and Assistant          Vice President, Assistant Secretary
333 West Wacker Drive                    Secretary                             and Assistant General Counsel of
Chicago, IL 60606                                                              John Nuveen & Co. Incorporated;
                                                                               Vice President and Assistant
                                                                               Secretary of Nuveen Advisory Corp.
                                                                               and Nuveen Institutional Advisory
                                                                               Corp.; Assistant Secretary of The
                                                                               John Nuveen Company.

---------------------------------------- ------------------------------------- -------------------------------------
Edward F. Neild, IV, 33                  Vice President                        Vice President of Nuveen Advisory
333 West Wacker Drive                                                          Corp. and Nuveen Institutional
Chicago, IL 60606                                                              Advisory Corp. (since September
                                                                               1996); prior thereto, Assistant
                                                                               Vice President of Nuveen Advisory
                                                                               Corp. (from December 1993 to
                                                                               September 1996) and Nuveen
                                                                               Institutional Advisory Corp. (from
                                                                               May 1995 to September 1996;
                                                                               Chartered Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------



---------------------------------------- ------------------------------------- -------------------------------------
Stephen S. Peterson, 41                  Vice President                        Vice President (since September
333 W. Wacker Drive                                                            1997); previously  Assistant Vice
Chicago, IL 60606                                                              President of  Nuveen Advisory Corp.
                                                                               (since September 1996), Portfolio
                                                                               Manager prior thereto; Chartered
                                                                               Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
Stuart W. Rogers, 42                     Vice President                        Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                            Incorporated.
Chicago, IL 60606
---------------------------------------- ------------------------------------- -------------------------------------
Thomas C. Spalding, Jr., 47              Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                            Corp. and Nuveen Institutional
Chicago, IL 60606                                                              Advisory Corp.,    Chartered
                                                                               Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
William S. Swanson, 33                   Vice President                        Vice President of John Nuveen & Co.
333 West Wacker Drive                                                          Incorporated (since October 1997),
Chicago, IL 60606                                                              prior thereto, Assistant Vice
                                                                               President (since September 1996);
                                                                               formerly, Associate of John Nuveen
                                                                               & Co. Incorporated; Chartered
                                                                               Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
Gifford R. Zimmerman, 42                 Vice President and Secretary          Vice President, Assistant Secretary
333 West Wacker Drive                                                          and Associate General Counsel of
Chicago, IL 60606                                                              John Nuveen & Co. Incorporated;
                                                                               Vice President  and Assistant
                                                                               Secretary of Nuveen Advisory Corp.
                                                                               and Nuveen Institutional Advisory
                                                                               Corp., Chartered Financial Analyst.
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

         At the next annual meeting of the Fund's shareholders, the holders of MuniPreferred, voting as a separate class, will elect two directors, and holders of outstanding Common Stock and MuniPreferred, voting together as a single class, will elect five directors. See "Description of MuniPreferred -- Voting Rights" in the Prospectus.

         The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of the Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar quarter by the execution of a Participation Agreement before the beginning of the calendar quarter during which the director wishes to begin deferral.

         Peter Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. Mr. Schwertfeger is a director or trustee, as the case of may be, of 100 Nuveen open-end and closed-end funds advised by Nuveen Advisory and Nuveen Institutional Advisory Corp. The directors of the Fund are directors or trustees, as the case may be, of 42 open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory.

         The table below shows, for each director who is not affiliated with Nuveen or Nuveen Advisory, the aggregate compensation the Fund paid for its fiscal year ended August 31, 1998 and the total compensation that Nuveen funds paid to each director during the calendar year 1998. The Fund has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without compensation from the Fund.


                                                         TOTAL
                                                      COMPENSATION
                                  AGGREGATE           FROM NUVEEN FUNDS
                                  COMPENSATION        PAID TO
NAME OF DIRECTOR                  FROM THE FUND       DIRECTORS(1)
----------------                  -------------       -------------
Robert P. Bremner ............    $         687       $      71,500
Lawrence H. Brown ............              742              79,000
Anne E. Impellizzeri .........              687              71,500
Peter R. Sawers ..............              687              72,000
William J. Schneider .........              687              71,500
Judith M. Stockdale ..........              666              72,000

----------
(1) Includes compensation for service on the boards of 37 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory ("NAC Funds").

          At March 31, 1999, the Fund's officers and directors as a group owned less than 1% of the outstanding shares of Common Stock and no shares of MuniPreferred.

INVESTMENT ADVISER

Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, acts as the investment adviser for, and manages the investment and reinvestment of the assets of, the Fund. Nuveen Advisory also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

     Under the Management Agreement the Fund has agreed to pay an annual management fee as follows:

                             MANAGEMENT FEE SCHEDULE

                  AVERAGE DAILY NET ASSETS           RATE
                   ------------------------          -----

Up to $125 million..........................................  .6500%
$125 to $250 million........................................  .6375
$250 to $500 million........................................  .6250
$500 million to $1 billion..................................  .6125
$1 billion to $2 billion....................................  .6000
$2 billion and over.........................................  .5875

         The Fund paid aggregate management fees of $3,219,555, $3,149,787 and $3,133,315 for the fiscal years ended August 31, 1998, 1997 and 1996, for an effective management fee rate of .63%, .63% and .63%, respectively.

         Nuveen Advisory was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is the co-managing underwriter of the Fund's shares. Founded in 1898, Nuveen currently sponsors 100 investment company portfolios (including the Fund). Nuveen and its affiliates have over $60 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

         The names, addresses and principal occupations of the principal executive officers and the directors of Nuveen Advisory are as follows:

         NAME AND ADDRESS                     PRINCIPAL OCCUPATIONS
         ----------------                     ---------------------
Timothy R. Schwertfeger...................Chairman of the Board and Director (Principal Executive
333 West Wacker Drive                     Officer), John Nuveen & Co. Incorporated

Chicago, Illinois 60606

John P. Amboian...........................President, John Nuveen & Co.
333 West Wacker Drive                     Incorporated
Chicago, Illinois 60606

                             PORTFOLIO TRANSACTIONS

         Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, places orders in such manner as, in the opinion of its management, offers the best price and market for the execution of each transaction. Portfolio securities are normally purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities are not purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         Generally, all portfolio transactions are effected on a principal (as opposed to an agency) basis and, accordingly, the Fund has not paid and does not expect to pay any brokerage commissions. Purchases from underwriters include a commission or concession the issuer pays to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information, statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not believed to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other clients. While Nuveen Advisory is primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and are at all times subject to Board review.

         Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever Nuveen Advisory decides to purchase or sell securities for the Fund and one or more other clients simultaneously. In making these allocations, the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. Notwithstanding the similarity of the investment objective of the Fund with that of other funds Nuveen Advisory manages, the Fund will be separately managed and the composition of its investment portfolio is likely to differ. Accordingly, the investment performance of the Fund will likely not be the same as other funds.

         Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations the Fund may purchase and the amount of Municipal Obligations the Fund may purchase in any one issue. In addition, the Board must approve at least quarterly purchases of securities made pursuant to the terms of the Rule, including a majority of the directors who are not interested persons of the Fund.

         For the fiscal years ended August 31, 1998, August 31, 1997 and August 31, 1996, the Fund did not pay any brokerage commissions.

                                 NET ASSET VALUE

         In determining the net asset value of the Fund, the Fund's custodian uses the valuations of portfolio securities a pricing service approved by the Board furnishes. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute a majority of the securities the Fund holds) are valued at fair value as the pricing service determines using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The officers of the Fund, under the general supervision of the Board, review procedures of the pricing service and its valuations.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR MUNIPREFERRED

GENERAL

         Note: Capitalized terms used in the following section have the meaning assigned to them in the Statement of Preferences, which is included as Appendix B to this Statement of Additional Information.

         AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers the Fund selected, which provide for the participation of those Broker-Dealers in Auctions for MuniPreferred shares. See "Broker-Dealers" below.

         SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members for shares of each series of MuniPreferred. One certificate for all of the shares of each series of MuniPreferred will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that the certificate is issued subject to the provisions restricting transfers of MuniPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's directors, as described under "Description of MuniPreferred -- Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of MuniPreferred and owners of these shares will not be entitled to receive certificates representing their ownership interest in these shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) each participant holds (the "Agent Member") in MuniPreferred shares, whether for its own account or as a nominee for another person.

THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment it makes in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.


         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of MuniPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if the Fund permits) with respect to transfers described under "Description of MuniPreferred -- The Auction -- Secondary Market Trading" in the Prospectus and notices from the Fund. TheAuction Agent is not required to accept any such notice for an Auction unless it receives the notice by 3:00 p.m., New York City time, on the Business Day preceding such Auction.


         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that before the removal the Fund shall have entered into such an agreement with a successor Auction Agent.

                                   TAX MATTERS

         The following is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Fund.

         The Fund intends to qualify under Subchapter M of the Code as a regulated investment company and satisfy conditions which enable dividends on Common Stock or MuniPreferred shares which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such stock, subject to the possible application of the alternative minimum tax.

         To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) net investment income (i.e., its investment company taxable income as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses). In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objective and Policies -- Investment Restrictions" above. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         The Fund intends to qualify to pay "exempt-interest" dividends on its shares of Common Stock and MuniPreferred shares as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of Municipal Obligations, the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) the Fund pays that are attributable to interest on Municipal Obligations and that the Fund so designates. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds the Fund received under any insurance policies for scheduled interest payments on defaulted Municipal Obligations, as described herein, will be excludable from Federal gross income under Section 103(a) of the Code. Gains of the Fund that are attributable to market discount on certain Municipal Obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, the Fund realizes will be taxable to its shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned shares of Common Stock or MuniPreferred shares of the Fund. The amount of taxable income allocable to the Fund's MuniPreferred shares will depend upon the amount of this income the Fund realizes, but is not generally expected to be significant. Except for dividends paid on MuniPreferred shares which include an allocated portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on its MuniPreferred shares will constitute exempt-interest dividends for Federal income tax purposes. Because the taxable portion of the Fund's investment income consists primarily of interest, as long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

         The IRS currently requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year.

The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its shares of Common Stock and MuniPreferred shares in proportion to the total dividends paid to each class for that year. To the extent permitted under applicable law, and consistent with the Fund's objectives, the Fund reserves the right to make special allocations of income within a class, as follows. The Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If, (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net
capital gain    or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as the Statement requires solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for Federal income tax purposes to its MuniPreferred shares, the Fund will arrange to make certain payments to owners of its MuniPreferred shares to which such allocation was made to offset the Federal income tax effect thereof as described under "Description of MuniPreferred -- Dividends and Rate Periods -- Gross-up Payments" in the Prospectus.

         The Fund received an opinion of counsel to the effect that the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain and other taxable income, if any, between its shares of Common Stock and MuniPreferred shares will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the IRS or the courts. Currently there is no guidance from the IRS or other sources specifically addressing whether the Fund's method for making such allocations will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion. If the IRS were to disagree with the Fund's allocation, it either could assert the need to reallocate the Fund's net capital gain or other taxable income or it could disallow a portion of the Fund's dividends paid deduction. In the event of a reallocation, some of the dividends the Fund identified as tax-exempt to owners of its MuniPreferred shares may be recharacterized as additional capital gain or other taxable income. Under these circumstances, the Fund would not be required to make gross-up payments to such owners to offset the tax effect of such reallocation. In addition, a reallocation or a disallowance of part of the Fund's dividends paid deduction would likely cause the Fund to be liable for income tax on any reallocated taxable income and possibly an excise tax. Counsel has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS should not prevail.

         In order for any distributions to owners of the Fund's MuniPreferred shares to be eligible to be treated as exempt-interest dividends, such MuniPreferred shares must be treated as stock for Federal income tax purposes. The Fund received an opinion of counsel, at the time the Fund first issued MuniPreferred shares, to the effect that its MuniPreferred shares will constitute stock of the Fund for Federal income tax purposes and, therefore, distributions declared and paid at the Applicable Rate as dividends with respect to the Fund's MuniPreferred shares, to the extent paid out of current or accumulated earnings and profits of the Fund, will constitute dividends for Federal income tax purposes. The opinion of counsel is based, among other things, on (a) a revenue ruling the IRS published in 1990, which holds that preferred stock that has its dividend rate periodically set pursuant to an auction process substantially similar to the auction process to be established for the Fund's MuniPreferred shares is treated as stock for Federal income tax purposes and (b) the Fund's representation to counsel that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund, Nuveen or any owner of the Fund's shares of MuniPreferred that the Broker-Dealer or other party will guarantee or otherwise arrange to ensure that an owner of such shares will be able to sell such shares. This opinion represents only counsel's best legal judgment and is not binding on the IRS or the courts.

         If at any time when the Fund's MuniPreferred shares are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its shares of Common Stock until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred -- Dividends and Rate Periods -- Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of its net investment income and net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its MuniPreferred shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules the IRS uses for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility these bonds financed or a "related person" of a "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         The Fund may, at its option, redeem its MuniPreferred shares in whole or in part, and is required to redeem its MuniPreferred shares to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the MuniPreferred shares will be taxed as gain or loss from the sale or exchange of the MuniPreferred shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) for non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's common share ownership of the Fund will be taken into account.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate an applicable tax treaty provides) on distributions of taxable net investment income (which term includes net short-term capital gain). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gain and any gain from the sale or other disposition of the MuniPreferred shares generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

         The sale or other disposition of MuniPreferred shares of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law, short-term capital gain and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gain of non-corporate taxpayers may be taxed at more favorable rates. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses a shareholder realizes on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares.

         Non-corporate investors who dispose of capital assets held for more than twelve (12) months generally will pay tax upon disposition of those assets at a 10% rate if they are in the lowest tax bracket (for 1999, singles with taxable income of $42,350 or less and married couples filing jointly with taxable income of $43,050 or less), and at a 20% rate if they are in higher tax brackets. In addition, beginning in the year 2001, for certain capital assets held for more than five years, the 10% maximum capital gains rate will be lowered to 8%, and in 2006 the 20% maximum capital gains rate will be lowered to 18%.

         Federal tax law imposes an alternative minimum tax on both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends it paid, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax.

         In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions the Fund makes that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

         Certain small corporations are not subject to the alternative minimum tax. A corporation qualifies for such exemption provided that (i) for the corporation's first taxable year beginning after December 31, 1996, its average annual gross receipts for the three prior taxable year period does not exceed $5,000,000 and (ii) the corporation's average annual gross receipts for each three prior taxable year period thereafter does not exceed $7,500,000.

         Tax-exempt income, including exempt-interest dividends the Fund pays, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

         The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

         The Code provides that every shareholder required to file a tax return must include for information purposes on the return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

         This is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive with respect to the Fund's transactions. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters.

State Tax Matters


     The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate MuniPreferred Shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal and California purposes, and that it will distribute all interest and dividends it receives to the shareholders.

     The Fund will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If it is subject to the California franchise or corporation income tax, the Fund does not expect to pay a material amount of such tax.


     If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax.

     Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the MuniPreferred Shares will not be deductible for purposes of the California personal income tax.

     All distributions of the Fund, regardless of source, to corporate MuniPreferred Shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.

     Gain on the sale, exchange, or other disposition of MuniPreferred Shares will be subject to the California personal income and corporate franchise tax.


     In addition, any loss realized by a holder of MuniPreferred Shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of MuniPreferred Shares within thirty days before or after the acquisition of other MuniPreferred Shares may be disallowed under the "wash sale" rules.

     MuniPreferred Shares may be subject to the California estate tax if held by a California decedent at the time of death.

     MuniPreferred Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

                            CERTAIN OWNERS OF RECORD

     As of March 31, 1999, no person is known to the Fund to own of record or beneficially five percent or more of the outstanding shares of Common Stock or MuniPreferred.

                                     EXPERTS

         The Statement of Net Assets of the Fund as of August 31, 1998 appearing in this Prospectus has been audited by Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                            Portfolio of Investments

                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)

                            February 28, 1999
                            (Unaudited)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 1.9%

$ 9,150,000    California Pollution Control Financing Authority, Sewage and Solid           12/06 at 101          A+    $ 9,681,249
                Waste Disposal Facilities Revenue Bonds (Anheuser-Busch Project),
                Series 1996, 5.750%, 12/01/30 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 2.1%

  5,000,000    California Educational Facilities Authority, Revenue Bonds                   10/06 at 102         AAA      4,955,950
                (Chapman University), Series 1996, 5.125%, 10/01/26

  6,000,000    The Regents of the University of California, Refunding Revenue                9/03 at 102         AAA      5,945,520
                Bonds (1989 Multiple Purpose Projects), Series C,
                5.000%, 9/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 1.9%

  9,500,000    California Pollution Control Financing Authority, Exempt Facilities          12/06 at 102          AA      9,777,590
                Revenue Bonds, Series 1996 (Mobil Oil Corporation Project),
                5.500%, 12/01/29 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 8.6%

               ABAG Finance Authority for Nonprofit Corporations (California),
                Insured Certificates of Participation (Tarzana Treatment Center,
                Inc.):
    495,000     4.450%, 12/01/08                                                            12/06 at 102          A+        496,490
  1,455,000     5.200%, 12/01/23                                                            12/06 at 102          A+      1,439,883

  3,000,000    California Health Facilities Financing Authority, Insured Health              7/04 at 102         AAA      2,877,000
                Facility Refunding Revenue Bonds (Catholic Healthcare West),
                1994 Series A, 4.750%, 7/01/19

  5,000,000    California Health Facilities Financing Authority, Insured Health              8/01 at 102           A      5,418,350
                Facility Revenue Bonds (The H.E.L.P. Group), 1991 Series A,
                7.000%, 8/01/21

  7,485,000    California Health Facilities Financing Authority, Kaiser                      3/01 at 102           A      7,970,477
                Permanent Refunding Revenue Bonds, 1991 Series A,
                6.500%, 3/01/11

  1,775,000    California Statewide Communities Development Authority,                       7/03 at 102          AA      1,812,470
                Certificates of Participation, St. Joseph Health System Obligated
                Group, 5.500%, 7/01/23

  6,500,000    City of Loma Linda, California, Hospital Revenue Refunding Bonds             12/99 at 102         AAA      6,811,155
                (Loma Linda University Medical Center Project),
                Series 1989-B, 7.000%, 12/01/15

  9,350,000    City of Loma Linda, California, Hospital Revenue Refunding                   12/03 at 102         AAA      9,534,943
                Bonds (Loma Linda University Medical Center Project),
                Series 1993-C, 5.375%, 12/01/22

  6,000,000    County of Madera, California, Certificates of Participation                   3/05 at 102         AAA      6,434,400
                (Valley Children's Hospital Project), Series 1995,
                5.750%, 3/15/28

  1,050,000    City of Stockton, California, Health Facility Revenue Bonds,                 12/07 at 102        BBB+      1,092,693
                Dameron Hospital Association, 1997 Series A, 5.450%, 12/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.6%

  3,455,000    California Housing Finance Agency, Housing Revenue Bonds                      8/01 at 102         AAA      3,683,963
                (Insured), 1991 Series A, 7.200%, 2/01/26 (Alternative Minimum Tax)

  9,250,000    California Statewide Communities Development Authority,                       7/08 at 101         BBB      9,351,843
                Apartment Development Revenue Refunding Bonds (Irvine
                Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.3%

  6,230,000    California Housing Finance Agency, Single Family Mortgage Bonds,              5/05 at 102         Aaa      6,659,122
                1995 Issue A-2, 6.350%, 8/01/15 (Alternative Minimum Tax)

               California Housing Finance Agency, Single Family Mortgage Bonds,
                1995 Issue B:
  1,805,000     6.250%, 8/01/14 (Alternative Minimum Tax)                                   10/05 at 102         AAA      1,898,282
  8,470,000     6.250%, 2/01/18 (Alternative Minimum Tax)                                   10/05 at 102         AAA      9,049,517



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$ 2,545,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,               8/01 at 102         AA-    $ 2,680,470
                1991 Series G, 7.050%, 8/01/27 (Alternative Minimum Tax)

  3,150,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,               2/00 at 102         Aa2      3,262,266
                1989 Series F, 7.250%, 8/01/17

  5,970,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,               2/06 at 102         AAA      6,348,856
                1995 Series M, 6.150%, 8/01/27 (Alternative Minimum Tax)

  5,900,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,               8/06 at 102         Aa2      6,311,525
                1996 Series H, 6.250%, 8/01/27 (Alternative Minimum Tax)

  1,750,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/09 at 101 1/2         AAA      1,776,303
                1998 Series E Remarketed, 5.250%, 2/01/33 (Alternative Minimum Tax)

  2,420,000    California Rural Home Mortgage Finance Authority, Single Family              No Opt. Call         AAA      2,693,581
                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                1995 Series B, 7.750%, 9/01/26 (Alternative Minimum Tax)

  3,860,000    Puerto Rico Housing Bank and Finance Agency, Affordable Housing               4/05 at 102         AAA      4,072,416
                Mortgage Subsidy Program, Single Family Mortgage Revenue
                Bonds, Portfolio I, 6.250%, 4/01/29 (Alternative Minimum Tax)

  2,680,000    Southern California Home Financing Authority, Single Family                  10/01 at 102         AAA      2,817,350
                Mortgage Revenue Bonds (GNMA and FNMA), Mortgage-Backed
                Securities Program, 1991 Issue B, 6.900%, 10/01/24
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 1.2%

  3,000,000    California Statewide Communities Development Authority,                       4/03 at 102          A+      3,193,830
                Series A, Certificates of Participation, Pacific Homes, 6.000%, 4/01/17

  2,800,000    The City of Los Angeles, Insured Certificates of Participation,               6/01 at 102          A+      3,040,632
                Ararat Home of Los Angeles,  7.250%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 4.0%

 11,405,000    State of California, Various Purpose General Obligation Bonds,                3/99 at 101         Aa3     11,552,467
               6.400%, 2/01/20 (Alternative Minimum Tax)

  8,665,000    State of California, Veterans General Obligation Bonds,                      12/03 at 102         Aa3      8,914,465
                Series BH, 5.600%, 12/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 16.2%

 10,000,000    Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim             No Opt. Call         AAA      1,839,900
                Public Improvements Project), Senior Lease Revenue Bonds,
                1997 Series C, 0.000%, 9/01/31

  9,725,000    Avalon Community Improvement Agency, Community Improvement                    8/01 at 102          A-     10,737,664
                Project, Area Tax Allocation Bonds, Series 1991 A, 7.250%, 8/01/21

  2,215,000    Brea Public Financing Authority (Orange County, California),                  8/01 at 102         AAA      2,411,914
                1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                Project AB), 6.750%, 8/01/22

  7,500,000    State Public Works Board of the State of California, Lease Revenue            9/08 at 101         AAA      7,464,825
                Refunding Bonds (Department of Corrections), 1998 Series B
                (California State Prisons Imperial County), 5.000%, 9/01/21

  6,000,000    Cerritos Public Financing Authority (Cerritos, California),                  11/03 at 102          A-      6,355,320
                1993 Revenue Bonds, Series A (Tax Exempt) (Los Cerritos
                Redevelopment Project Loan), 6.050%, 11/01/20

  5,000,000    Culver City Redevelopment Financing Authority, 1993 Tax                      11/03 at 102         AAA      4,954,150
                Allocation Refunding Revenue Bonds, 5.000%, 11/01/23

               City of Inglewood, California, Certificates of Participation
                (1991 Civic Center Improvement Project):
  5,515,000     7.000%, 8/01/11                                                              8/01 at 102        BBB-      5,898,127
  5,000,000     7.000%, 8/01/19                                                              8/01 at 102        BBB-      5,341,400
  3,000,000     6.500%, 8/01/21                                                              8/01 at 102        BBB-      3,161,580

  3,510,000    Long Beach Bond Finance Authority, Lease Revenue and Refunding               10/07 at 102         AAA      3,491,327
                Bonds (Civic Center Project), 1997 Series A, 5.000%, 10/01/27

  2,255,000    Los Angeles Unified School District, Certificates of Participation           No Opt. Call           A      2,271,281
                (Capital Facilities Project), Series 1991A, 7.000%, 5/01/99

  7,500,000    Los Angeles County Metropolitan Transportation Authority (California),        7/08 at 101         AAA      7,462,875
                Proposition C Sales Tax Revenue Refunding Bonds, Second
                Senior Bonds, Series 1998-A, 5.000%, 7/01/23

                            Portfolio of Investments

                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)

                            February 28, 1999
                            (Unaudited)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 3,605,000    Oakland State Building Authority, Lease Revenue Bonds                         4/08 at 101          AAA   $ 3,587,336
                (Elihu M. Harris State Office Building), 1998 Series A, 5.000%, 4/01/23

  1,390,000    City of Palm Springs Financing Authority, Tax Allocation Bonds,               8/01 at 102           A-     1,480,920
                1991 Series B (Agency Loans), 6.800%, 8/01/11

  2,195,000    Pleasanton Joint Powers Financing Authority, Reassessment Revenue             9/03 at 102         Baa1     2,357,342
                Bonds, 1993 Series A, 6.150%, 9/02/12

  2,550,000    Riverside Public Financing Authority (Riverside County, California),          2/01 at 102          N/R     2,718,530
                1991 Revenue Bonds, Series A (Multiple Project Loans),
                8.000%, 2/01/18

  5,235,000    City and County of San Francisco, Redevelopment Financing Authority,          8/03 at 103            A     5,241,230
                1993 Series C, Tax Allocation Revenue Bonds (San Francisco
                Redevelopment Projects), 5.125%, 8/01/18

    750,000    Redevelopment Agency of the City of San Jose (California),                    8/08 at 101          AAA       720,255
                Merged Area Redevelopment Project, Tax Allocation Bonds,
                Series 1999, 4.750%, 8/01/29

  5,000,000    City of West Hollywood (Los Angeles County, California),                      2/08 at 102          AAA     4,974,650
                1998 Refunding Certificates of Participation, City of West Hollywood
                Public Facilities Corporation, 5.000%, 2/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.4%

  3,275,000    California Statewide Communities Development Authority, Special              10/07 at 102         Baa3     3,363,949
                Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33
                (Alternative Minimum Tax)

  2,000,000    California Statewide Communities Development Authority, Special              10/07 at 102         Baa3     2,047,180
                Facilities Lease Revenue Bonds, 1997 Series A (United Air Lines,
                Inc.- San Francisco International Airport Projects),
                5.625%, 10/01/34 (Alternative Minimum Tax)

  7,500,000    Harbor Department of the City of Los Angeles, Revenue Bonds,                  8/06 at 101          AAA     8,258,925
                Issue of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)

  3,450,000    Airport Commission, City and County of San Francisco, California,             5/04 at 102          AAA     3,832,916
                San Francisco International Airport, Second Series Revenue Bonds,
                Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 33.8%

  5,120,000    ABAG Finance Authority for Nonprofit Corporations, Certificates              11/03 at 102          AAA     5,463,347
                of Participation (Stanford University Hospital), California,
                Series 1993, 5.250%, 11/01/08

  5,285,000    Brea Public Financing Authority (Orange County, California),                  8/01 at 102          AAA     5,816,090
                1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                Project AB), 6.750%, 8/01/22 (Pre-refunded to 8/01/01)

 10,500,000    California Health Facilities Financing Authority, Health Facility         1/00 at 101 1/2       N/R***    11,001,270
                Revenue Bonds (Pomona Valley Hospital Medical Center),
                1989 Series A, 7.000%, 1/01/18 (Pre-refunded to 1/01/00)

  3,000,000    California Pollution Control Financing Authority, Solid Waste                 7/02 at 102          Aaa     3,366,150
                Revenue Bonds (North County Recycling Center),
                1991 Series A Bonds, 6.750%, 7/01/17

  1,875,000    State of California, Various Purpose General Obligation Bonds,                3/04 at 102       Aa3***     2,083,819
                5.750%, 3/01/23 (Pre-refunded to 3/01/04)

  3,310,000    State Public Works Board of the State of California, Lease                    9/01 at 102          Aaa     3,690,286
                Revenue Bonds (California Community Colleges), 1991 Series A,
                7.250%, 9/01/05 (Pre-refunded to 9/01/01)

 10,525,000    State Public Works Board of the State of California, Lease                    9/01 at 100        A1***    11,156,500
                Revenue Bonds (Department of Corrections), Series 1991A
                (State Prisons-Imperial County), 5.750%, 9/01/21
                (Pre-refunded to 9/01/01)

  5,000,000    State Public Works Board of the State of California, Lease                    9/05 at 100         A***     5,637,100
                Revenue Bonds (The Trustees of The California State University),
                1995 Series A (Various California State University Projects),
                6.000%, 9/01/15 (Pre-refunded to 9/01/05)

  2,110,000    County of Contra Costa, California, 1989 Home Mortgage Revenue               No Opt. Call          AAA     2,628,195
                Bonds (GNMA Mortgage-Backed  Securities Program),
                7.700%, 11/01/09 (Alternative Minimum Tax)

  7,000,000    East Bay Municipal Utility District (Alameda and Contra Costa                12/01 at 102          AAA     7,708,260
                Counties, California), Water System Subordinated Revenue Bonds,
                Series 1991, 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

 10,000,000    Los Angeles County Public Works Finance Authority,                           10/04 at 102        AA***    11,334,800
                Revenue Bonds, Series 1994A (Los Angeles County Regional Park
                and Open Space District), 6.000%, 10/01/15 (Pre-refunded to 10/01/04)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   7,500,000  Los Angeles County Metropolitan Transportation Authority (California),        7/01 at 102         Aaa    $ 8,258,775
                 Proposition A Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 6.900%, 7/01/21 (Pre-refunded to 7/01/01)

    6,375,000  Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,                12/00 at 102         AAA      6,922,039
                 1990 Series A, 7.000%, 12/01/17 (Pre-refunded to 12/01/00)

    1,705,000  City of Palm Springs Financing Authority, Revenue (Tax Allocation)            8/05 at 100      N/R***      1,987,467
                 Bonds, 1991 Series B (Agency Loans), 6.800%, 8/01/11
                 (Pre-refunded to 8/01/05)

    3,700,000  Riverside Public Financing Authority (Riverside County, California),          2/01 at 102      N/R***      4,088,463
                 1991 Revenue Bonds, Series A (Multiple Project Loans),
                 8.000%, 2/01/18 (Pre-refunded to 2/01/01)

   19,000,000  Sacramento City Financing Authority, 1991 Revenue Bonds,                     11/01 at 102         Aaa     21,083,730
                 6.800%, 11/01/20 (Pre-refunded to 11/01/01)

    3,920,000  City of San Diego, California, Certificates of Participation (Balboa          7/01 at 100       Aa***      4,246,222
                 Park and Mission Bay Park Capital Improvements Program),
                 Series 1991, 6.900%, 7/15/21 (Pre-refunded to 7/15/01)

    5,000,000  San Mateo County Joint Powers Financing Authority, Lease Revenue              7/04 at 102         AAA      5,688,800
                 Bonds (San Mateo County Health Center), 1994 Series A,
                 6.125%, 7/15/14 (Pre-refunded to 7/15/04)

    4,000,000  County of Santa Clara, California, Certificates of Participation              3/01 at 102      N/R***      4,349,760
                 (The Terraces of Los Gatos Project), 1991 Series, American Baptist
                 Homes of the West, 6.900%, 3/01/18 (Pre-refunded to 3/01/01)

               Santa Clarita Public Financing Authority, Local Agency Revenue
                 Bonds, Series 1991:
    6,800,000    7.000%, 10/01/20 (Pre-refunded to 10/01/01)                                10/01 at 102       A-***      7,555,888
    3,000,000    6.750%, 10/01/21 (Pre-refunded to 10/01/01)                                10/01 at 102       A-***      3,307,020

    6,925,000  Santa Monica Community College District, Refunding Certificates               6/01 at 102        A***      7,621,932
                 of Participation, 1991 Series A, 7.150%, 6/01/08
                 (Pre-refunded to 6/01/01)

    6,500,000  Tri-City Hospital District (Oceanside, California), Insured Revenue           2/02 at 102         AAA      7,341,620
                 Bonds, Series 1991, 7.500%, 2/01/17 (Pre-refunded to 2/01/02)

   10,000,000  Tustin Community Redevelopment Agency, Town Center Area                      12/01 at 102         AAA     11,123,300
                 Redevelopment Project, Subordinate Tax Allocation Bonds,
                 Series 1991, 6.800%, 12/01/16 (Pre-refunded to 12/01/01)

    3,300,000  The Regents of the University of California, Refunding Revenue                9/02 at 102      AA-***      3,727,779
                 Bonds (Multiple Purpose Projects), Series A,
                 6.875%, 9/01/16 (Pre-refunded to 9/01/02)

    3,000,000  Westminster Redevelopment Agency, Westminster Commercial                      8/01 at 102         AAA      3,339,000
                 Redevelopment Project No. 1, 1991 Tax Allocation Bonds,
                 Series A (Orange County, California), 7.300%, 8/01/21
                 (Pre-refunded to 8/01/01)

    1,535,000  Yosemite Community College District, Certificates of Participation,           7/01 at 102      N/R***      1,669,727
                 7.750%, 7/01/11 (Pre-refunded to 7/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.7%

   10,350,000  California Pollution Control Financing Authority, Pollution Control          No Opt. Call         AA-     12,490,277
                 Revenue Bonds (San Diego Gas and Electric Company), 1991 Series A,
                 6.800%, 6/01/15 (Alternative Minimum Tax)

    9,650,000  California Pollution Control Financing Authority, Pollution Control          12/01 at 102         Aa3     10,549,959
                 Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

    3,500,000  Department of Water and Power of the City of Los Angeles,                     9/00 at 102         Aa3      3,771,040
                 California, Electric Plant Revenue Bonds, Second Issue of 1990,
                 7.250%, 9/15/30

    6,375,000  Department of Water and Power of the City of Los Angeles,                     1/01 at 102         Aa3      6,934,980
                 California, Electric Plant Revenue Bonds, Issue of 1991,
                 7.100%, 1/15/31

   10,500,000  Southern California Public Power Authority, Transmission                      7/03 at 100         AAA     10,406,445
                 Project Revenue Bonds, 1993 Subordinate Refunding Series
                 (Southern Transmission Project), 5.000%, 7/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 5.3%

    7,500,000  Eastern Municipal Water District (California), Water and Sewer                7/08 at 101         AAA      7,464,525
                 Revenue Refunding Certificates of Participation, Series 1998A,
                 5.000%, 7/01/21

    2,000,000  The City of Los Angeles, Wastewater System Revenue Bonds,                     6/99 at 102          A+      2,061,940
                 Refunding Series 1991-C, 7.100%, 6/01/18

   10,135,000  The Metropolitan Water District of Southern California, Water Revenue        No Opt. Call          AA     13,118,136
                 Bonds, Issue of 1992, 8.000%, 7/01/08

    3,000,000  The Metropolitan Water District of Southern California, Water Revenue         1/08 at 101          AA      2,952,000
                 Bonds, 1997 Authorization, Series A, 5.000%, 7/01/37


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

               West Basin Municipal Water District Revenue Certificates of
                 Participation, Series 1998A:

$  1,545,000     0.000%, 8/01/23                                                        8/08 at 45 19/32         AAA   $    425,184
   1,595,000     0.000%, 8/01/24                                                         8/08 at 43 1/16         AAA        414,668
   1,595,000     0.000%, 8/01/25                                                        8/08 at 40 13/16         AAA        392,975
   1,595,000     0.000%, 8/01/26                                                        8/08 at 38 23/32         AAA        371,586
------------------------------------------------------------------------------------------------------------------------------------
$484,610,000   Total Investments - (cost $462,614,416) - 99.0%                                                          505,079,708
=============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.0%                                                                       5,171,520
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $510,251,228
               ====================================================================================================================

            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

          *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R   Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 28, 1999
(Unaudited)


                                    California        California    California         California        California   California
                                         Value  Performance Plus   Opportunity Investment Quality    Select Quality   Quality Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
   at market value (note 1)       $257,699,139      $289,887,269  $183,056,363       $299,391,429     $505,079,708    $496,293,133

 Cash                                   35,771           268,964       372,081             43,198               --              --

 Receivables:
   Interest                          3,709,823         4,847,290     2,424,990          4,518,304        7,217,552       8,711,137

   Investments sold                    122,286         1,030,300            --            280,000          260,300       2,996,444

 Other assets                           41,992            32,217        20,114             30,963           55,312          47,021
----------------------------------------------------------------------------------------------------------------------------------
      Total assets                 261,609,011       296,066,040   185,873,548        304,263,894      512,612,872     508,047,735
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                              --                --            --                 --          124,065         289,209

Payable for investments purchased           --         3,250,000            --                 --               --       2,555,274

Accrued expenses:
  Management fees (note 6)             119,360           143,588        91,843            149,061          248,498         245,332

  Other                                122,339            89,266        88,981            126,044          153,078         131,737

Preferred share dividends payable          N/A            39,509        18,079             32,555           41,300          59,916

Common share dividends payable       1,046,740         1,053,822       676,210          1,060,188        1,794,703       1,761,645
----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              1,288,439         4,576,185       875,113          1,367,848        2,361,644       5,043,113
----------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)               $260,320,572      $291,489,855  $184,998,435       $302,896,046     $510,251,228    $503,004,622
==================================================================================================================================
Preferred shares, at liquidation value     N/A      $ 90,000,000  $ 55,000,000       $ 90,000,000     $150,000,000    $150,000,000
==================================================================================================================================
Preferred shares outstanding               N/A             3,600         2,200              3,600            6,000           6,000
==================================================================================================================================
Common shares outstanding           25,222,660        12,705,318     8,003,150         13,336,557       22,718,352      21,615,882
==================================================================================================================================

Netasset value per Common share outstanding

   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)     $      10.32      $   $  15.86  $      16.24       $      15.96     $      15.86    $      16.33
==================================================================================================================================
N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

                      Statement of Operations
                      Six Months Ended February 28, 1999
                      (Unaudited)


                                                     California                         California                      California
                                    California      Performance        California       Investment       California        Quality
                                         Value             Plus       Opportunity          Quality   Select Quality         Income
----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)          $7,273,490       $8,798,090        $5,587,052       $8,838,158       $14,878,298   $14,470,051
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)               754,967          930,108           596,361          965,172         1,611,075     1,586,206
Preferred shares - auction fees            N/A          111,576            68,185          111,576           185,959       185,959
Preferred shares - dividend
   disbursing agent fees                   N/A            9,917             4,959            4,959             9,917         9,917
Shareholders' servicing agent
   fees and expenses                    26,435           15,474             9,600           22,811            20,547        16,679
Custodian's fees and expenses           27,224           28,160            22,299           28,211            38,361        37,974
Directors' fees and expenses (note 6)    1,220            1,374               874            1,424             2,409         2,351
Professional fees                        8,520            8,829             8,675            8,842             9,137         9,108
Shareholders' reports - printing
   and mailing expenses                 38,332           29,307            19,991           51,228            47,893        46,489
Stock exchange listing fees             16,216           12,181             8,078           12,208            16,243        16,100
Investor relations expense              10,923           11,865             7,463           12,037            19,608        18,840
Other expenses                           6,669            9,671             7,585            9,708            15,136        14,176
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                         890,506        1,168,462           754,070        1,228,176         1,976,285     1,943,799
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                6,382,984        7,629,628         4,832,982        7,609,982        12,902,013    12,526,252
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Investments
Net realized gain from investment
   transactions (notes 1 and 4)        378,395           12,802           369,853          211,334            35,910        53,772
Net change in unrealized appreciation
   or depreciation of investments     (846,395)      (1,029,111)       (1,240,266)        (811,058)       (1,201,600)     (556,119)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments      (468,000)      (1,016,309)         (870,413)        (599,724)       (1,165,690)     (502,347)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  $5,914,984       $6,613,319        $3,962,569       $7,010,258       $11,736,323   $12,023,905
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.


                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets
                                  (Unaudited)

                                         California Value             California Performance Plus          California Opportunity
                              -----------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended Six Months Ended     Year Ended
                                       2/28/99          8/31/98           2/28/99           8/31/98          2/28/99        8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income            $  6,382,984     $ 13,379,417      $  7,629,628      $ 15,508,756      $ 4,832,982    $ 9,753,712
 Net realized gain from investment
   transactions (notes 1 and 4)        378,395        1,609,036            12,802           753,844          369,853      1,168,298
 Net change in unrealized appreciation
   or depreciation of investments     (846,395)       7,275,057        (1,029,111)        3,671,035       (1,240,266)     2,432,009
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   5,914,984       22,263,510         6,613,319        19,933,635        3,962,569     13,354,019
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders              (6,280,444)     (13,405,303)       (6,393,247)      (13,022,043)      (4,050,972)    (8,069,724)

   Preferred shareholders                  N/A              N/A        (1,158,953)       (2,861,139)        (669,121)    (1,759,155)

From accumulated net realized gains
from investment transactions:
   Common shareholders              (1,225,822)      (1,344,368)         (605,188)         (209,142)        (939,551)       (64,394)

   Preferred shareholders                  N/A              N/A          (134,766)          (44,442)        (204,666)       (13,860)

-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (7,506,266)     (14,749,671)       (8,292,154)      (16,136,766)      (5,864,310)    (9,907,133)

-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --          229,709           835,456         1,600,110          467,554        706,515
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                     (1,591,282)       7,743,548          (843,379)        5,396,979       (1,434,187)     4,153,401
Net assets at beginning of period  261,911,854      254,168,306       292,333,234       286,936,255      186,432,622    182,279,221
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period       $260,320,572     $261,911,854      $291,489,855      $292,333,234     $184,998,435   $186,432,622
===================================================================================================================================
Balance of undistributed net
   investment income at
   end of period                  $    249,763     $    147,223      $    551,073      $    473,645     $    402,435   $    289,546
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.


                                 See accompanying notes to financial statements.

                                California Investment Quality        California Select Quality         California Quality Income
                              ------------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended Six Months Ended     Year Ended
                                       2/28/99          8/31/98           2/28/99           8/31/98          2/28/99        8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 7,609,982     $ 15,657,549      $ 12,902,013      $ 26,310,925     $ 12,526,252   $ 25,437,033
Net realized gain from investment
   transactions (notes 1 and 4)        211,334          444,251            35,910         2,949,181           53,772        585,068
Net change in unrealized appreciation
   or depreciation of investments     (811,058)       4,240,471        (1,201,600)        6,035,385         (556,119)    10,900,888
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   7,010,258       20,342,271        11,736,323        35,295,491       12,023,905     36,922,989
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders              (6,352,554)     (13,080,251)      (10,750,687)      (22,044,563)     (10,558,216)   (21,032,274)
   Preferred shareholders           (1,157,122)      (2,868,562)       (1,709,189)       (4,721,829)      (1,980,159)    (4,840,296)

From accumulated net realized gains
   from investment transactions:
   Common shareholders                (383,623)         (62,200)       (2,428,752)         (322,695)        (388,716)            --
   Preferred shareholders              (83,412)         (13,716)         (521,736)          (66,525)         (90,180)            --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (7,976,711)     (16,024,729)      (15,410,364)      (27,155,612)     (13,017,271)   (25,872,570)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       754,981        1,509,857         1,254,587         1,883,226          997,897      1,988,327
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets (211,472)       5,827,399        (2,419,454)       10,023,105            4,531     13,038,746
Net assets at beginning of period  303,107,518      297,280,119       512,670,682       502,647,577      503,000,091    489,961,345
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period       $302,896,046     $303,107,518      $510,251,228      $512,670,682     $503,004,622   $503,000,091
===================================================================================================================================
Balance of undistributed net
   investment income at
   end of period                  $    427,554     $    327,248      $    767,879      $    325,742     $    967,512   $    979,635
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies

The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC).

California Value is not authorized by its Articles of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements, "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1999, California Performance Plus had outstanding when-issued purchase commitments of $3,250,000. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for California Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                          California                 California   California   California
                                         Performance   California    Investment       Select      Quality
                                                Plus  Opportunity       Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --           --
   Series T                                    1,800            --           --        2,400           --
   Series W                                       --         2,200           --           --        3,000
   Series Th                                      --            --           --        3,600           --
   Series F                                    1,800            --           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          3,600         2,200        3,600        6,000        6,000
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 28, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:
                                                          California Value       California Performance Plus
--------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          2/28/99      8/31/98           2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                        --       22,464            46,034        91,264
==============================================================================================================
                                                       California Opportunity   California Investment Quality
--------------------------------------------------------------------------------------------------------------

                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          2/28/99      8/31/98           2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     26,538       40,765           43,727        88,738
==============================================================================================================
                                                      California Select Quality   California Quality Income
--------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended  Six Months Ended    Year Ended
                                                          2/28/99      8/31/98           2/28/99       8/31/98
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     74,363      113,065       57,207      118,416
==============================================================================================================

(Unaudited)


3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 1, 1999, to shareholders of record on March 15, 1999, as follows:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0415       $.0830        $.0845       $.0795       $.0790       $.0815
=========================================================================================================


4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended February 28, 1999, were as follows:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in
     municipal securities   $29,182,435  $12,813,803     $9,325,758  $8,527,620  $13,285,326  $11,418,395
   Temporary municipal
     investments                     --    5,900,000      1,300,000   4,000,000    6,000,000    5,100,000
Sales and Maturities:
   Investments in
    municipal securities     25,947,300   10,530,274      9,853,519   7,494,235   13,972,781   11,490,355
   Temporary municipal
    investments               1,500,000    5,900,000      1,800,000   4,000,000    6,000,000    5,100,000
=========================================================================================================

At February 28, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1999, were as follows:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $22,316,273  $23,297,874   $17,648,135  $25,942,014  $42,544,736  $50,949,009
   depreciation                (146,945)     (79,799)      (50,063)     (21,390)     (79,444)     (23,109)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation $22,169,328  $23,218,075   $17,598,072  $25,920,624  $42,465,292  $50,925,900
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under California Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Fund's (excluding California Value) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                               Management Fee
-----------------------------------------------------------------------------
For the first $125 million                                        .6500 of 1%
For the next $125 million                                         .6375 of 1
For the next $250 million                                         .6250 of 1
For the next $500 million                                         .6125 of 1
For the next $1 billion                                           .6000 of 1
For net assets over $2 billion                                    .5875 of 1
=============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

(Unaudited)


7. Composition of Net Assets

At February 28, 1999, net assets consisted of:

                                          California                 California   California   California
                             California  Performance    California   Investment       Select      Quality
                                  Value         Plus   Opportunity      Quality      Quality       Income
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value    $        N/A $ 90,000,000  $ 55,000,000 $ 90,000,000 $150,000,000 $150,000,000
Common shares, $.01 par
   value per share              252,227      127,053        80,032      133,366      227,184      216,159
Paid-in surplus             237,377,899  177,581,183   111,549,569  186,278,245  316,757,810  300,841,476
Balance of undistributed net
   investment income            249,763      551,073       402,435      427,554      767,879      967,512
Accumulated net realized gain
   from investment
   transactions                 271,355       12,471       368,327      136,257       33,063       53,575
Net unrealized appreciation
   of investments            22,169,328   23,218,075    17,598,072   25,920,624   42,465,292   50,925,900
---------------------------------------------------------------------------------------------------------
Net assets                 $260,320,572 $291,489,855  $184,998,435 $302,896,046 $510,251,228 $503,004,622
---------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                   250,000,000  200,000,000   200,000,000  200,000,000  200,000,000  200,000,000
   Preferred                        N/A    1,000,000     1,000,000    1,000,000    1,000,000    1,000,000
=========================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                     Financial Highlights
                     (Unaudited)
                     Selected data for a Common share outstanding throughout each period is as follows:

                                             Investment Operations
                             ---------------------------------------------------
                                                                   Net
                                                             Realized/
                             Beginning            Net       Unrealized
                             Net Asset     Investment       Investment
                                 Value         Income      Gain (Loss)     Total
--------------------------------------------------------------------------------
California Value

Year Ended 8/31:
    1999(a)                     $10.38          $ .25          $ (.01)     $ .24
    1998                         10.09            .53             .34        .87
    1997                         10.03            .59             .15        .74
    1996                         10.20            .61            (.10)       .51
    1995                         10.20            .64             .04        .68
    1994                         10.74            .65            (.51)       .14

California Performance Plus

Year Ended 8/31:
    1999(a)                      15.98            .60            (.07)       .53
    1998                         15.67           1.23             .36       1.59
    1997                         15.41           1.27             .26       1.53
    1996                         15.45           1.28            (.04)      1.24
    1995                         15.24           1.28             .28       1.56
    1994                         16.38           1.30           (1.13)       .17

California Opportunity

Year Ended 8/31:
    1999(a)                      16.48            .60            (.10)       .50
    1998                         16.04           1.23             .45       1.68
    1997                         15.57           1.25             .45       1.70
    1996                         15.64           1.25            (.03)      1.22
    1995                         15.32           1.27             .36       1.63
    1994                         16.59           1.27           (1.26)       .01

California Investment Quality

Year Ended 8/31:
    1999(a)                      16.03            .57            (.03)       .54
    1998                         15.70           1.18             .36       1.54
    1997                         15.37           1.22             .32       1.54
    1996                         15.37           1.24              --       1.24
    1995                         15.20           1.25             .22       1.47
    1994                         16.44           1.26           (1.19)       .07

California Select Quality

Year Ended 8/31:
    1999(a)                      16.02            .57            (.05)       .52
    1998                         15.65           1.16             .41       1.57
    1997                         15.19           1.19             .52       1.71
    1996                         15.23           1.19             .09       1.28
    1995                         14.96           1.21             .35       1.56
    1994                         16.44           1.21           (1.43)      (.22)

California Quality Income

Year Ended 8/31:
    1999(a)                      16.37            .58            (.02)       .56
    1998                         15.86           1.18             .54       1.72
    1997                         15.24           1.20             .62       1.82
    1996                         15.05           1.20             .21       1.41
    1995                         14.68           1.21             .39       1.60
    1994                         15.92           1.20           (1.20)        --
--------------------------------------------------------------------------------

                                            Less Distributions
                             -----------------------------------------------------------------
                                      Net           Net
                               Investment    Investment        Capital       Capital
                                   Income        Income          Gains         Gains
                                To Common  To Preferred      To Common  To Preferred
                             Shareholders  Shareholders+  Shareholders  Shareholders+       Total
                             ---------------------------------------------------------------------
California Value

Year Ended 8/31:
    1999(a)                        $ (.25)        $ N/A          $(.05)        $ N/A       $ (.30)
    1998                             (.53)          N/A           (.05)          N/A         (.58)
    1997                             (.59)          N/A           (.09)          N/A         (.68)
    1996                             (.62)          N/A           (.06)          N/A         (.68)
    1995                             (.67)          N/A           (.01)          N/A         (.68)
    1994                             (.67)          N/A           (.01)          N/A         (.68)

California Performance Plus

Year Ended 8/31:
    1999(a)                          (.50)         (.09)          (.05)         (.01)        (.65)
    1998                            (1.03)         (.23)          (.02)           --        (1.28)
    1997                            (1.03)         (.22)          (.02)           --        (1.27)
    1996                            (1.03)         (.25)            --            --        (1.28)
    1995                            (1.03)         (.29)          (.02)         (.01)       (1.35)
    1994                            (1.06)         (.25)            --            --        (1.31)

California Opportunity

Year Ended 8/31:
    1999(a)                          (.51)         (.08)          (.12)         (.03)        (.74)
    1998                            (1.01)         (.22)          (.01)           --        (1.24)
    1997                            (1.01)         (.22)            --            --        (1.23)
    1996                            (1.02)         (.23)          (.03)+++      (.01)+++    (1.29)
    1995                            (1.05)         (.26)            --            --        (1.31)
    1994                            (1.07)         (.21)            --            --        (1.28)

California Investment Quality

Year Ended 8/31:
    1999(a)                          (.48)         (.09)          (.03)         (.01)        (.61)
    1998                             (.99)         (.22)            --            --        (1.21)
    1997                             (.99)         (.22)            --            --        (1.21)
    1996                            (1.02)         (.22)            --            --        (1.24)
    1995                            (1.04)         (.26)            --            --        (1.30)
    1994                            (1.12)         (.17)          (.02)           --        (1.31)

California Select Quality

Year Ended 8/31:
    1999(a)                          (.47)         (.08)          (.11)         (.02)        (.68)
    1998                             (.97)         (.21)          (.02)           --        (1.20)
    1997                             (.98)         (.20)          (.06)         (.01)       (1.25)
    1996                             (.98)         (.21)          (.10)         (.03)       (1.32)
    1995                             (.99)         (.25)          (.04)         (.01)       (1.29)
    1994                            (1.05)         (.18)          (.03)           --        (1.26)

California Quality Income

Year Ended 8/31:
    1999(a)                          (.49)         (.09)          (.02)           --         (.60)
    1998                             (.98)         (.23)            --            --        (1.21)
    1997                             (.98)         (.22)            --            --        (1.20)
    1996                             (.96)         (.23)          (.02)+++      (.01)+++    (1.22)
    1995                             (.96)         (.27)            --            --        (1.23)
    1994                            (1.00)         (.21)          (.02)         (.01)       (1.24)
--------------------------------------------------------------------------------------------------

N/A  Fund is not authorized to issue Preferred shares.

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized for periods less than one year.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders of California Opportunity and $.007 for Common shareholders and $.002 for Preferred shareholders of California Quality Income.

(a)  For the six months ended February 28, 1999.

                                                                   Total Returns
--------------------------------------------------------------------------------------------------------
                                Ending                                                            Ending
                             Net Asset          Ending         Based on      Based on Net     Net Assets
                                 Value    Market Value     Market Value**     Asset Value**        (000)
--------------------------------------------------------------------------------------------------------
California Value

Year Ended 8/31:
    1999(a)                     $10.32        $10.0000            4.93%             2.30%       $260,321
    1998                         10.38          9.8125            2.11              8.90         261,912
    1997                         10.09         10.1875            7.59              7.55         254,168
    1996                         10.03         10.1250           12.52              5.16         251,948
    1995                         10.20          9.6250           (6.59)             6.92         193,426
    1994                         10.20         11.0000            (.50)             1.32         192,237

California Performance Plus

Year Ended 8/31:
    1999(a)                      15.86         17.3125            (.84)             2.73         291,490
    1998                         15.98         18.0000           10.74              8.93         292,333
    1997                         15.67         17.2500           16.71              8.77         286,936
    1996                         15.41         15.7500           14.04              6.53         282,104
    1995                         15.45         14.7500            5.75              8.75         281,766
    1994                         15.24         15.0000           (8.34)             (.48)        279,175

California Opportunity

Year Ended 8/31:
    1999(a)                      16.24         17.5625            3.21              2.36         184,998
    1998                         16.48         17.6250           11.99              9.36         186,433
    1997                         16.04         16.6875           11.83              9.79         182,279
    1996                         15.57         15.8750           13.10              6.31         177,862
    1995                         15.64         15.0000            4.72              9.43         178,072
    1994                         15.32         15.3750           (8.20)            (1.27)        175,325

California Investment Quality

Year Ended 8/31:
    1999(a)                      15.96         16.9375            3.35              2.74         302,896
    1998                         16.03         16.8750            8.39              8.66         303,108
    1997                         15.70         16.5000           12.32              8.82         297,280
    1996                         15.37         15.6250           11.08              6.72         291,423
    1995                         15.37         15.0000            3.77              8.38         290,426
    1994                         15.20         15.5000           (2.10)             (.64)        287,504

California Select Quality

Year Ended 8/31:
    1999(a)                      15.86         16.6875            3.10              2.66         510,251
    1998                         16.02         16.7500            8.11              8.93         512,671
    1997                         15.65         16.4375           13.22             10.17         502,648
    1996                         15.19         15.5000           15.73              6.95         490,214
    1995                         15.23         14.3750            7.14              9.22         489,967
    1994                         14.96         14.4380           (7.60)            (2.52)        483,986

California Quality Income

Year Ended 8/31:
    1999(a)                      16.33         17.3125            2.57              2.87         503,005
    1998                         16.37         17.3750           13.29              9.65         503,000
    1997                         15.86         16.2500           15.19             10.74         489,961
    1996                         15.24         15.0000           12.32              7.89         475,498
    1995                         15.05         14.2500            9.24              9.57         471,064
    1994                         14.68         14.0000           (6.27)            (1.41)        463,200
--------------------------------------------------------------------------------------------------------



                                                      Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
                                              Ratio of Net                       Ratio of Net
                             Ratio of           Investment         Ratio of        Investment
                             Expenses to         Income to      Expenses to         Income to
                             Average               Average    Average Total     Average Total
                             Net Assets         Net Assets       Net Assets        Net Assets      Portfolio
                             Applicable to   Applicable to        Including         Including       Turnover
                             Common Shares++ Common Shares++      Preferred++       Preferred++         Rate
------------------------------------------------------------------------------------------------------------
California Value

Year Ended 8/31:
    1999(a)                            .69%*          4.91%*            N/A               N/A             10%
    1998                               .71            5.19              N/A               N/A             40
    1997                               .74            5.85              N/A               N/A             17
    1996                               .77            6.00              N/A               N/A             23
    1995                               .75            6.32              N/A               N/A              9
    1994                               .76            6.24              N/A               N/A              9

California Performance Plus

Year Ended 8/31:
    1999(a)                           1.16*           7.59*             .81*             5.26*             4
    1998                              1.18            7.76              .81              5.35             20
    1997                              1.19            8.17              .81              5.59             12
    1996                              1.18            8.23              .80              5.62             14
    1995                              1.23            8.56              .83              5.77             24
    1994                              1.21            8.21              .83              5.63             19

California Opportunity

Year Ended 8/31:
    1999(a)                           1.16*           7.43*             .82*             5.23*             5
    1998                              1.17            7.52              .82              5.28             18
    1997                              1.19            7.85              .82              5.46              4
    1996                              1.19            7.88              .82              5.47              8
    1995                              1.21            8.38              .83              5.73             36
    1994                              1.25            7.94              .87              5.51             24

California Investment Quality

Year Ended 8/31:
    1999(a)                           1.16*           7.17*             .81*             5.05*             2
    1998                              1.15            7.45              .80              5.22             21
    1997                              1.16            7.82              .80              5.44             12
    1996                              1.16            7.95              .81              5.51             10
    1995                              1.18            8.36              .81              5.72             14
    1994                              1.18            7.97              .82              5.53             18

California Select Quality

Year Ended 8/31:
    1999(a)                           1.10*           7.18*             .78*             5.08*             3
    1998                              1.11            7.35              .78              5.18             17
    1997                              1.12            7.68              .78              5.36              5
    1996                              1.13            7.73              .79              5.38             13
    1995                              1.16            8.25              .80              5.66             12
    1994                              1.16            7.76              .81              5.43             15

California Quality Income

Year Ended 8/31:
    1999(a)                           1.11*           7.13*             .78*             5.01*             2
    1998                              1.12            7.34              .78              5.12             11
    1997                              1.14            7.69              .79              5.31              8
    1996                              1.15            7.83              .79              5.37              6
    1995                              1.19            8.36              .80              5.63             29
    1994                              1.17            7.81              .80              5.35             12
------------------------------------------------------------------------------------------------------------

Report of Independent Auditors






The Board of Directors and Shareholders
Nuveen California Municipal Value Fund, Inc.
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen California Municipal Market Opportunity Fund, Inc.
Nuveen California Investment Quality Municipal Fund, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen California Quality Income Municipal Fund, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Chicago, Illinois
October 16, 1998

Portfolio of Investments
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
August 31, 1998

  Principal                                                                      Optional Call                             Market
     Amount Description                                                             Provision*    Ratings**                 Value
 ---------------------------------------------------------------------------------------------------------------------------------
            Consumer Staples - 1.9%

$9,150,000  California Pollution Control Financing Authority, Sewage              12/06 at 101           A1            $9,635,133
              and Solid Waste Disposal Facilities Revenue Bonds
              (Anheuser-Busch Project), Series 1996, 5.750%,
              12/01/30 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
            Education and Civic Organizations - 2.1%

 5,000,000  California Educational Facilities Authority Revenue Bonds             10/06 at 102          AAA             4,985,000
              (Chapman University), Series 1996, 5.125%, 10/01/26

 6,000,000  The Regents of the University of California Refunding                  9/03 at 102          Aaa             5,928,300
              Revenue Bonds (1989 Multiple Purpose Projects),
              Series C, 5.000%, 9/01/23
---------------------------------------------------------------------------------------------------------------------------------
            Health Care - 8.2%

 3,000,000  California Health Facilities Financing Authority, Insured              7/04 at 102          Aaa             2,890,260
              Health Facility Refunding Revenue Bonds (Catholic
              Healthcare West), 1994 Series A, 4.750%, 7/01/19

 5,000,000  California Health Facilities Financing Authority, Insured              8/01 at 102            A             5,453,750
              Health Facility Revenue Bonds (The H.E.L.P. Group),
              1991 Series A, 7.000%, 8/01/21

 7,485,000  California Health Facilities Financing Authority, Kaiser               3/01 at 102            A             8,010,597
              Permanente Refunding Revenue Bonds, 1991 Series A,
              6.500%, 3/01/11

 1,775,000  California Statewide Communities Development Authority,                7/03 at 102           AA             1,825,197
              Certificates of Participation, St. Joseph Health System
              Obligated Group, 5.500%, 7/01/23

 6,500,000  City of Loma Linda, California Hospital Revenue Refunding             12/99 at 102          Aaa             6,863,610
              Bonds (Loma Linda University Medical Center Project),
              Series 1989-B, 7.000%, 12/01/15

 9,350,000  City of Loma Linda, California, Hospital Revenue Refunding            12/03 at 102          Aaa             9,563,087
              Bonds (Loma Linda University Medical Center Project),
              Series 1993-C, 5.375%, 12/01/22

 6,000,000  County of Madera, California, Certificates of Participation            3/05 at 102          Aaa             6,397,500
              (Valley Children's Hospital Project), Series 1995,
              5.750%, 3/15/28

 1,050,000  City of Stockton, California, Health Facility Revenue Bonds,          12/07 at 102         BBB+             1,117,169
              Dameron Hospital Association, 1997 Series A, 5.450%, 12/01/10
---------------------------------------------------------------------------------------------------------------------------------
            Housing/Multifamily - 1.6%

 4,250,000  California Statewide Communities Development Authority                 7/08 at 101          BBB             4,322,845
              Apartment Development, Revenue Refunding (Irvine
              Apartment Communities LP), 98-A4, 5.250%, 5/15/25

 3,455,000  California Housing Finance Agency Housing Revenue Bonds                8/01 at 102          Aaa             3,687,418
              (Insured), 1991 Series A, 7.200%, 2/01/26 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
            Housing/Single Family - 9.8%

 6,230,000  California Housing Finance Agency Single Family Mortgage               5/05 at 102          Aaa             6,674,822
              Bonds, 1995 Issue A-2, 6.350%, 8/01/15 (Alternative
              Minimum Tax)

            California Housing Finance Agency Single Family Mortgage
             Bonds, 1995 Issue B:
 1,890,000    6.250%, 2/01/14 (Alternative Minimum Tax)                           10/05 at 102          Aaa             1,990,586
 8,470,000    6.250%, 2/01/18 (Alternative Minimum Tax)                           10/05 at 102          Aaa             9,068,914
   400,000    6.300%, 8/01/24 (Alternative Minimum Tax)                           10/05 at 102          Aaa               428,224

 3,625,000  California Housing Finance Agency Home Mortgage Revenue                2/00 at 102           Aa             3,782,289
              Bonds, 1989 Series F, 7.250%, 8/01/17

 2,820,000  California Housing Finance Agency Home Mortgage Revenue                8/01 at 102          Aa2             2,986,634
              Bonds, 1991 Series G, 7.050%, 8/01/27 (Alternative
              Minimum Tax)

 5,990,000  California Housing Finance Agency Home Mortgage Revenue                2/06 at 102          Aaa             6,381,626
              Bonds, 1995 Series M, 6.150%, 8/01/27 (Alternative
              Minimum Tax)
 5,920,000  California Housing Finance Agency Home Mortgage Revenue                8/06 at 102           Aa             6,344,405
              Bonds, 1996 Series H, 6.250%, 8/01/27 (Alternative
              Minimum Tax)

56

Portfolio of Investments
Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued) August 31, 1998

  Principal                                                                       Optional Call                             Market
     Amount  Description                                                            Provisions*    Ratings**                 Value
----------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

$ 2,955,000  California Rural Home Mortgage Finance Authority Single Family        No Opt. Call          AAA           $ 3,469,318
               Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
               1995 Series B, 7.750%, 9/01/26 (Alternative Minimum Tax)

  5,655,000  Puerto Rico Housing Bank and Finance Agency, Affordable                4/05 at 102          Aaa             6,013,301
               Housing Mortgage Subsidy Program, Single Family Mortgage
               Revenue Bonds, Portfolio I (AMT), 6.250%, 4/01/29
               (Alternative Minimum Tax)

  2,835,000  Southern California Home Financing Authority Single Family            10/01 at 102          AAA             2,993,108
               Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities
               Program), 1991 Issue B, 6.900%, 10/01/24 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
             Long Term Care - 1.2%

  3,000,000  California Statewide Communities Development Authority,                4/03 at 102           A+             3,206,850
               Series A, Certificates of Participation, Pacific Homes,
               6.000%, 4/01/17

  2,800,000  The City of Los Angeles, Insured Certificates of Participation,        6/01 at 102           A+             3,052,840
               Ararat Home of Los Angeles, 7.250%, 6/01/21
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.0%

 11,405,000  State of California Various Purpose General Obligation Bonds,          2/00 at 100           A1            11,654,770
               6.400%, 2/01/20 (Alternative Minimum Tax)

  8,665,000  State of California, Veterans General Obligation Bonds, Series BH,    12/03 at 102           A1             8,924,084
               5.600%, 12/01/32 (Alternative Minimum Tax)

    150,000  State of California, Various Purpose General Obligation Bonds,         3/04 at 102           A1               158,355
               5.750%, 3/01/23
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligations/Limited - 18.3%

 10,000,000  California State Public Works Board Lease Revenue Refunding Bonds,     9/08 at 101          Aaa             9,919,000
              1998B, Department of Corrections, 5.000%, 9/01/21

  9,725,000  Avalon Community Improvement Agency Community Improvement              8/01 at 102           A-            10,769,757
               Project Area Tax Allocation Bonds, Series 1991 A, 7.250%, 8/01/21

  2,215,000  Brea Public Financing Authority (Orange County, California), 1991      8/01 at 102          Aaa             2,422,745
               Tax Allocation Revenue Bonds, Series A (Redevelopment Project AB),
               6.750%, 8/01/22

  6,000,000  Cerritos Public Financing Authority (Cerritos, California),           11/03 at 102           A-             6,365,820
               1993 Revenue Bonds, Series A (Tax Exempt) (Los Cerritos
               Redevelopment Project Loan), 6.050%, 11/01/20

    285,000  ABAG Finance Corporation (California), Series A Certificates          12/98 at 100           A-               287,827
               of Participation, Cities of Concord, Saratoga, Santa Cruz,
               and South Gate, 7.625%, 6/01/11

  5,000,000  Culver City Redevelopment Financing Authority, 1993 Tax               11/03 at 102          Aaa             4,939,700
               Allocation Refunding Revenue Bonds, 5.000%, 11/01/23

             City of Inglewood, California, Certificates of Participation
               (1991 Civic Center Improvement Project):
  5,515,000  7.000%, 8/01/11                                                        8/01 at 102         BBB-             5,947,486
  5,000,000  7.000%, 8/01/19                                                        8/01 at 102         BBB-             5,386,450
  3,000,000  6.500%, 8/01/21                                                        8/01 at 102         BBB-             3,180,510

  3,510,000  Long Beach Bond Finance Authority, Lease Revenue and Refunding        10/07 at 102          Aaa             3,477,954
               Bonds, Civic Center Project, Series A, 5.000%, 10/01/27

  4,255,000  Los Angeles Unified School District, Certificates of                  No Opt. Call            A             4,352,822
               Participation (Capital Facilities Project, 1991A),
               7.000%, 5/01/99

  7,500,000  Los Angeles County Metropolitan Transport Authority,                   7/08 at 101          Aaa             7,436,250
               Sales Tax Revenue Refunding Bonds, Proposition C
               Senior Subordinate, Series A, 5.000%, 7/01/23

  3,605,000  Oakland State Building Authority, Lease Revenue Bonds                  4/08 at 101          Aaa             3,574,610
               (Elihu M. Harris State Office Building), 1998 Series A
               5.000%, 4/01/23

  1,390,000  City of Palm Springs Financing Authority Revenue (Tax Allocation),     8/01 at 102           A-             1,491,915
               Bonds, 1991 Series B (Agency Loans), 6.800%, 8/01/11

  2,205,000  Pleasanton Joint Powers Financing Authority Reassessment               9/03 at 102         Baa3             2,377,431
               Revenue Bonds, 1993 Series A, 6.150%, 9/02/12

  2,550,000  Riverside Public Financing Authority (Riverside County,                2/01 at 102          N/R             2,721,131
               California), 1991 Revenue Bonds, Series A (Multiple Project
               Loans), 8.000%, 2/01/18

  Principal                                                                      Optional Call                             Market
     Amount  Description                                                            Provision*    Ratings**                 Value
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

$1,250,000   CSAC Lease Financing Program Certificates of Participation            8/00 at 100         Baa1           $ 1,288,663
              (San Benito County California--Jail and Juvenile Hall
                Facilities Project), 7.400%, 8/01/11

 5,235,000   City and County of San Francisco, Redevelopment Financing             8/03 at 103            A             5,215,369
              Authority, 1993 Series C Tax Allocation Revenue Bonds
              (San Francisco Redevelopment Projects), 5.125%, 8/01/18

 6,925,000    Santa Monica Community College District, Refunding                   6/01 at 102            A             7,542,018
               Certificates of Participation 1991 Series A, 7.150%, 6/01/08

 5,000,000    West Hollywood Certificates of Participation Refunding, 5.000%,      2/08 at 102          Aaa             4,938,400
               2/01/25
---------------------------------------------------------------------------------------------------------------------------------
              Transportation - 3.4%

 3,275,000    California Statewide Communities Development Authority, Special     10/07 at 102         Baa3             3,379,407
               Facilities Lease Revenue Bonds, 1997 Series A, 5,700%,
               10/01/33 (Alternative Minimum Tax)

 2,000,000    California Statewide Communities Development Authority, Special     10/07 at 102         Baa3             2,052,160
               Facilities Lease Revenue Bonds, 1997 Series A (United Air Lines
               Inc.--San Francisco International Airport Projects), 5.625%,
               10/01/34 (Alternative Minimum Tax)

 7,500,000    Harbor Department of the City of Los Angeles Revenue Bonds, Issue    8/06 at 101          Aaa             8,259,375
               of 1996, 6.200%, 8/01/25 (Alternative Minimum Tax)

 3,450,000    Airport Commission, City and County of San Francisco, California,    5/04 at 102          Aaa             3,820,392
               San Francisco International Airport, Second Series Revenue Bonds,
               Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 32.2%

 1,875,000    California State Various Purpose General Obligation Bonds, Full      3/04 at 102        A+***             2,079,000
               Faith and Credit, 5.750%, 3/01/23 (Pre-refunded to 3/01/04)

10,500,000    California Health Facilities Financing Authority, Health         1/00 at 101 1/2       N/R***            11,118,030
               Facility Revenue Bonds (Pomona Valley Hospital Medical
               Center), 1989 Series A, 7.000%, 1/01/18 (Pre-refunded to
               1/01/00)

 3,000,000    California Pollution Control Financing Authority, Solid Waste        7/02 at 102          Aaa             3,340,410
               Revenue Bonds (North County Recycling Center), 1991 Series A
               Bonds, 6.750%, 7/01/17

 3,310,000    State Public Works Board of the State of California, Lease           9/01 at 102          Aaa             3,707,630
               Revenue Bonds (California Community Colleges), 1991 Series
               A, 7.250% 9/01/05 (Pre-refunded to 9/01/01)

10,525,000    State Public Works Board of the State of California, Lease           9/01 at 100         A***            11,149,238
               Revenue Bonds (Department of Corrections), 1991 Series A
               (State Prisons--Imperial County), 5.750%, 9/01/21
               (Pre-refunded to 9/01/01)

 5,000,000    State Public Works Board of the State of California Lease           9/05  at 100         A***             5,619,900
               Revenue Bonds (The Trustee of The California State University),
               1995 Series A (Various California State University Projects),
               6.000%, 9/01/15 (Pre-refunded to 9/01/05)

 5,120,000     ABAG Finance Authority for Nonprofit Corporations, Certificates    11/03 at 102        A1***             5,424,435
                of Participation (Stanford University Hospital), California,
                Series 1993, 5.250%, 11/01/08

 5,285,000     Brea Public Financing Authority (Orange County, California),        8/01 at 102          Aaa             5,834,746
                1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                Project AB), 6.750%, 8/01/22 (Pre-refunded to 8/01/01)

 2,110,000     County of Contra Costa, California, 1989 Home Mortgage Revenue      No Opt Call          Aaa             2,635,749
                Bonds (GNMA Mortgage-Backed Securities Program), 7.700%,
                11/01/09 (Alternative Minimum Tax)

 7,000,000     East Bay Municipal Utility District (Alameda and Contra Costa       12/01 at 102         Aaa             7,711,550
                Counties, California), Water System Subordinated Revenue Bonds,
                Series 1991, 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

10,000,000     Los Angeles County Public Works Finance Authority, Revenue Bonds    10/04 at 102       AA***            11,288,200
                Series 1994A (Los Angeles County Regional Park and Open Space
                District), 6.000%, 10/01/15 (Pre-refunded to 10/01/04)

 7,500,000     Los Angeles County Metropolitan Transportation (California),          7/01 at 102        Aaa             8,292,900
                Proposition A Sales Tax Revenue Refunding Bonds, Series 1993 A,
                6.900%, 7/01/21 (Pre-refunded to 7/01/01)

 6,375,000     Mt Diablo Hospital District, Insured Hospital Revenue Bonds,        12/00 at 102         Aaa            6,963,923
                1990 Series A, 7.000%, 12/01/17 (Pre-refunded to 12/01/00)

 1,705,000     City of Palm Springs Financing Authority Revenue (Tax Allocation),   8/05 at 100      N/R***            1,988,098
                Bonds 1991 Series B (Agency Loans), 6.800%, 8/01/11 (Pre-refunded to 8/01/05)


---------------------------------------------------------------------------------------------------------------------------------

        Portfolio of Investments
        Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued) August 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)
$ 3,700,000    Riverside Public Financing Authority, 8.000%, 2/01/18                         2/01 at 102      N/R***     $ 4,129,829
                (Pre-refunded to 2/01/01)
 19,000,000    Sacramento City Financing Authority 1991 Revenue Bonds, 6.800%, 11/01/20     11/01 at 102         Aaa      21,133,320
                (Pre-refunded to 11/01/01)
  3,920,000    City of San Diego, California, Certificate of Participation (Balboa Park      7/01 at 100       Aa***       4,264,764
                and Mission Bay Park Capital Improvements Program), Series 1991,
                6.900%, 7/15/21 (Pre-refunded to 7/15/01)
  5,000,000    San Mateo County Joint Powers Financing Authority Lease Revenue Bonds         7/04 at 102         Aaa       5,668,200
                (San Mateo County Health Center), 1994 Series A, 6.125%, 7/15/14
                (Pre-refunded to 7/15/04)
  4,000,000    County of Santa Clara, California, Certificates of Participation (The         3/01 at 102      N/R***       4,375,480
                Terraces of Los Gatos Project), 1991 Series, American Baptist Homes of
                the West, 6.900%, 3/01/18 (Pre-refunded to 3/01/01)
                Santa Clarita Public Financing Authority Local Agency Revenue Bonds,
                Series 1991:
  6,800,000    7.000%, 10/01/20 (Pre-refunded to 10/01/01)                                  10/01 at 102       A-***       7,581,048
  3,000,000    6.750%, 10/01/21 (Pre-refunded to 10/01/01)                                  10/01 at 102       A-***       3,317,310
  6,500,000    Tri-City Hospital District (Oceanside, California), Insured Revenue           2/02 at 102         Aaa       7,387,965
                Bonds, Series 1991, 7.500%, 2/01/17 (Pre-refunded to 2/01/02)
 10,000,000    Tustin Community Redevelopment Agency Town Center Area Redevelopment         12/01 at 102         Aaa      11,145,700
                Project, Subordinate Tax Allocation Bonds, Series 1991, 6.800%,
                12/01/16 (Pre-refunded to 12/01/01)
  3,300,000    The Regents of the University of California, Refunding Revenue Bonds          9/02 at 102      AA-***       3,738,636
                (Multiple Purpose Projects), Series A, 6.875%, 9/01/16 (Pre-refunded to 9/01/02)
  3,000,000    Westminster Redevelopment Agency, Westminster Commercial Redevelopment        8/01 at 102      AAA***       3,356,280
                Project No. 1, 1991 Tax Allocation Bonds, Series A (Orange County,
                California), 7.300%, 8/01/21 (Pre-refunded to 8/01/01)
  1,535,000    Yosemite Community College District, Certificates of Participation,           7/01 at 102      N/R***       1,683,496
                7.750%, 7/01/11 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.7%
  9,650,000    California Pollution Control Financing Authority, Pollution Control          12/01 at 102         Aa3      10,550,635
                Revenue Bonds (Southern California Edison Company), 1991 Series, 6.900%,
                12/01/17 (Alternative Minimum Tax)
 10,350,000    California Pollution Control Financing Authority, Pollution Control          No Opt. Call          A1      12,274,582
                Revenue Bonds (San Diego Gas and Electric Company), 1991 Series A,
                6.800%, 6/01/15 (Alternative Minimum Tax)
  9,500,000    California Pollution Control Financing Authority Exempt Facilities           12/06 at 102          AA       9,772,840
                Revenue Bonds, Series 1996 (Mobil Oil Corporation Project), 5.500%,
                12/01/29 (Alternative Minimum Tax)
  1,000,000    Anaheim Public Financing Authority Revenue Bonds, Series 1998, City          10/08 at 101         AAA         991,480
                of Anaheim Electric Distribution Facilities, 5.000%, 10/01/23
  3,500,000    Department of Water and Power of the City of Los Angeles, California,         9/00 at 102         Aa3       3,797,464
                Electric Plant Revenue Bonds, Second Issue of 1990, 7.250%, 9/15/30
  6,375,000    Department of Water and Power of the City of Los Angeles Electric             1/01 at 102         Aa3       6,967,173
                Plant Revenue Bonds, Issue of 1991, 7.100%, 1/15/31
 10,500,000    Southern California Public Power Authority, Transmission Project              7/03 at 100         Aaa      10,376,834
                Revenue Bonds, 1993 Subordinate Refunding Series (Southern
                Transmission Project), 5.000%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 5.5%
  7,500,000    Eastern Municipal Water District, Water and Sewer Revenue Certification       7/08 at 101         Aaa       7,438,950
                of Participation, Refunding, 5.000%, 7/01/21
  3,000,000    The City of Los Angeles Wastewater System Revenue Bonds, Refunding            6/99 at 102          A1       3,128,430
                Series 1991-C, 7.100%, 6/01/18
 10,135,000    The Metropolitan Water District of Southern California Water Revenue         No Opt. Call          AA      13,129,587
                Bonds, Issue of 1992, 8.000%, 7/01/08
  3,000,000    Metropolitan Water District, Southern California Waterworks Revenue           1/08 at 101          AA       2,966,820
                Bonds, 1997 Series A, 5.000%, 7/01/37

   Principal                                                   Optional Call                     Market
      Amount  Description                                        Provisions*    Ratings**         Value
-------------------------------------------------------------------------------------------------------
              Water and Sewer (continued)
              West Basin Municipal Water District Revenue
               Certificates of Participation, Series 1998A:
$  1,545,000    0.000%, 8/01/23                              8/08 at 45 19/32         Aaa  $    420,038
   1,595,000    0.000%, 8/01/24                              8/08 at 43  2/32         Aaa       409,740
   1,595,000    0.000%, 8/01/25                              8/08 at 40 13/16         Aaa       388,382
   1,595,000    0.000%, 8/01/25                              8/08 at 38 23/32         Aaa       368,093
-------------------------------------------------------------------------------------------------------
$477,115,000  Total Investments--(cost $463,207,117)--98.9%                                 506,874,069
-------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities--1.1%                                             5,796,613
-------------------------------------------------------------------------------------------------------
              Net Assets--100%                                                             $512,670,682
=======================================================================================================

  * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trusts containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
August 31, 1998

                                                              California                  California             California
                                                                   Value            Performance Plus            Opportunity
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
  at market value (note 1)                                  $254,741,430                $288,636,729           $184,256,036

Temporary investments in short-term
  municipal securities, at amortized
  cost, which approximates market
  value (note 1)                                               1,500,000                          --                500,000

Cash                                                             325,284                     115,912                111,462
Receivables:
  Interest                                                     3,805,211                   4,881,939              2,433,880
  Investments sold                                             2,823,030                      30,900                     --
Other assets                                                      19,865                      25,704                 15,445
-----------------------------------------------------------------------------------------------------------------------------
    Total assets                                             263,214,820                 293,691,184            187,316,823
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                     --                          --                     --
Accrued expenses:
  Management fees (note 6)                                       127,608                     158,407                101,743
  Other                                                          128,617                      88,963                 90,345
Preferred share dividends payable                                    N/A                      21,882                 18,089
Common share dividends payable                                 1,046,741                   1,088,698                674,024
-----------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                          1,302,966                   1,357,950                884,201
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                         $261,911,854                $292,333,234           $186,432,622
=============================================================================================================================
Preferred shares, at liquidation value                               N/A                $ 90,000,000           $ 55,000,000
=============================================================================================================================
Preferred shares outstanding                                         N/A                       3,600                  2,200
=============================================================================================================================
Common shares outstanding                                     25,222,660                  12,659,284              7,976,612
=============================================================================================================================
Net asset value per Common
  share outstanding (net assets less
  Preferred shares at liquidation
  value, divided by Common
  shares outstanding)                                       $      10.38                $      15.98           $      16.48
=============================================================================================================================

                                                              California                  California             California
                                                      Investment Quality              Select Quality         Quality Income
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
  at market value (note 1)                                  $298,932,472                $506,874,069           $496,925,984

Temporary investments in short-term
  municipal securities, at amortized
  cost, which approximates market
  value (note 1)                                                      --                          --                     --

Cash                                                             243,649                      11,243                 96,912
Receivables:
  Interest                                                     4,517,614                   7,360,121              8,800,411
  Investments sold                                             1,509,916                   1,674,497              1,340,867
Other assets                                                      19,226                      23,928                 32,754
-----------------------------------------------------------------------------------------------------------------------------
    Total assets                                             305,222,877                 515,943,858            507,196,928
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                754,010                   1,005,347              2,010,693
Accrued expenses:
  Management fees (note 6)                                       163,944                     274,539                269,321
  Other                                                           99,189                     154,097                127,240
Preferred share dividends payable                                 41,436                      50,318                 32,551
Common share dividends payable                                 1,056,780                   1,788,875              1,757,032
-----------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                          2,115,359                   3,273,176              4,196,837
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                         $303,107,518                $512,670,682           $503,000,091
=============================================================================================================================
Preferred shares, at liquidation value                      $ 90,000,000                $150,000,000           $150,000,000
=============================================================================================================================
Preferred shares outstanding                                       3,600                       6,000                  6,000
=============================================================================================================================
Common shares outstanding                                     13,292,830                  22,643,989             21,558,675
=============================================================================================================================
Net asset value per Common
  share outstanding (net assets less
  Preferred shares at liquidation
  value, divided by Common
  shares outstanding)                                       $      16.03                $      16.02           $      16.37
=============================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.
61

Statement of Operations
Year Ended August 31, 1998

                                              California            California       California            California
                                                   Value      Performance Plus      Opportunity    Investment Quality
---------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                   $15,198,436           $17,859,594      $11,274,245           $18,067,029
---------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                       1,529,903             1,858,181        1,192,958             1,923,058
Preferred shares - auction fees                      N/A               225,001          137,499               225,001
Preferred shares - dividend
  disbursing agent fees                              N/A                19,998           10,001                10,001
Shareholders' servicing agent
  fees and expenses                               56,971                32,785           20,468                30,476
Custodian's fees and expenses                     54,531                56,645           44,921                56,639
Directors' fees and expenses (note 6)              2,250                 2,535            1,612                 2,628
Professional fees                                 17,181                17,882           17,572                17,908
Shareholders' reports - printing
  and mailing expenses                            89,183                67,582           46,752                72,924
Stock exchange listing fees                       32,700                24,564           16,290                24,619
Investor relations expense                        22,072                23,505           14,827                23,888
Other expenses                                    14,228                22,160           17,633                22,338
---------------------------------------------------------------------------------------------------------------------
Total expenses                                 1,819,019             2,350,838        1,520,533             2,409,480
---------------------------------------------------------------------------------------------------------------------
Net investment income                         13,379,417            15,508,756        9,753,712            15,657,549
---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain from Investments
Net realized gain from investment
  transactions (notes 1 and 4)                 1,609,036               753,844        1,168,298               444,251
Net change in unrealized appreciation
  or depreciation of investments               7,275,057             3,671,035        2,432,009             4,240,471
---------------------------------------------------------------------------------------------------------------------
Net gain from investments                      8,884,093             4,424,879        3,600,307             4,684,722
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                            $22,263,510           $19,933,635      $13,354,019           $20,342,271
=====================================================================================================================


                                              California            California
                                          Select Quality        Quality Income
------------------------------------------------------------------------------
Investment Income (note 1)                   $30,282,424           $29,323,053
------------------------------------------------------------------------------
Expenses
Management fees (note 6)                       3,219,555             3,150,103
Preferred shares - auction fees                  375,001               375,001
Preferred shares - dividend
  disbursing agent fees                           19,998                19,998
Shareholders' servicing agent
  fees and expenses                               43,685                35,368
Custodian's fees and expenses                     77,041                76,253
Directors' fees and expenses (note 6)              4,440                 4,333
Professional fees                                 18,503                18,444
Shareholders' reports - printing
  and mailing expenses                           110,723               106,854
Stock exchange listing fees                       32,755                32,467
Investor relations expense                        38,875                37,232
Other expenses                                    30,923                29,967
------------------------------------------------------------------------------
Total expenses                                 3,971,499             3,886,020
------------------------------------------------------------------------------
Net investment income                         26,310,925            25,437,033
------------------------------------------------------------------------------
Realized and Unrealized
Gain from Investments
Net realized gain from investment
  transactions (notes 1 and 4)                 2,949,181               585,068
Net change in unrealized appreciation
  or depreciation of investments               6,035,385            10,900,888
------------------------------------------------------------------------------
Net gain from investments                      8,984,566            11,485,956
------------------------------------------------------------------------------
Net increase in net assets
  from operations                            $35,295,491           $36,922,989
==============================================================================

N/A - Fund is not authorized to issue Preferred Shares.

62                             See accompanying notes to financial statements.

                                           Statement of Changes in Net Assets

                                                California Value         California Performance Plus      California Opportunity
                                           ---------------------------   ---------------------------   ----------------------------
                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                8/31/98        8/31/98        8/31/98        8/31/98        8/31/98        8/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                      $ 13,379,417   $ 14,799,222   $ 15,508,756   $ 15,907,165   $  9,753,712   $  9,852,143
Net realized gain from investment
  transactions (notes 1 and 4)                1,609,036        871,832        753,844        295,043      1,168,298        163,232
Net change in unrealized appreciation
  or depreciation of investments              7,275,057      2,662,398      3,671,035      3,027,505      2,432,009      3,417,852
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                            22,263,510     18,333,452     19,933,635     19,229,713     13,354,019     13,433,227
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Common shareholders                       (13,405,303)   (14,749,502)   (13,022,043)   (12,928,998)    (8,069,724)    (8,025,751)
  Preferred shareholders                            N/A            N/A     (2,861,139)    (2,803,257)    (1,759,155)    (1,748,730)
From accumulated net realized gains
  from investment transactions:
  Common shareholders                        (1,344,368)    (2,245,205)      (209,142)      (236,296)       (64,394)            _
  Preferred shareholders                            N/A            N/A        (44,442)       (57,906)       (13,860)            _
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders             (14,749,671)   (16,994,707)   (16,136,766)   (16,026,457)    (9,907,133)    (9,774,481)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
  issued to shareholders due to
  reinvestment of distributions                 229,709        881,931      1,600,110      1,628,670        706,515        758,304
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                    7,743,548      2,220,676      5,396,979      4,831,926      4,153,401      4,417,050
Net assets at beginning of year             254,168,306    251,947,630    286,936,255    282,104,329    182,279,221    177,862,171
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $261,911,854   $254,168,306   $292,333,234   $286,936,255   $186,432,622   $182,279,221
===================================================================================================================================
Balance of undistributed net
  investment income at end of year         $    147,223   $    173,109   $    473,645   $    848,071   $    289,546   $    364,713
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.



63                               See accompanying notes to financial statements.

                                     California Investment Quality     California Select Quality        California Quality Income
                                   -------------------------------  -------------------------------  -------------------------------
                                     Year Ended         Year Ended    Year Ended         Year Ended    Year Ended        Year Ended
                                        8/31/98            8/31/97       8/31/98            8/31/97       8/31/98           8/31/97
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 15,657,549       $ 16,033,064  $ 26,310,925       $ 26,629,944  $ 25,437,033      $ 25,681,517
Net realized gain from
 investment transactions
 (notes 1 and 4)                        444,251             18,985     2,949,181            389,794       585,068            81,484
Net change in unrealized
 appreciation or depreciation
 of investments                       4,240,471          4,197,880     6,035,385         11,488,811    10,900,888        12,987,562
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 from operations                     20,342,271         20,249,929    35,295,491         38,508,549    36,922,989        38,750,563
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment
 income:
  Common shareholders               (13,080,251)       (13,028,724)  (22,044,563)       (22,122,630)  (21,032,274)      (20,855,446)
  Preferred shareholders             (2,868,562)        (2,897,105)   (4,721,829)        (4,582,259)   (4,840,296)       (4,783,533)
From accumulated net realized
 gains from investment
 transactions:
  Common shareholders                   (62,200)                --      (322,695)        (1,252,537)           --                --
  Preferred shareholders                (13,716)                --       (66,525)          (266,364)           --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders      (16,024,729)       (15,925,829)  (27,155,612)       (28,223,790)  (25,872,570)      (25,638,979)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
 issued to shareholders due to
 reinvestment of distributions       1,509,857           1,533,387     1,883,226          2,149,140     1,988,327         1,352,091
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets           5,827,399           5,857,487    10,023,105         12,433,899    13,038,746        14,463,675
Net assets at beginning of year    297,280,119         291,422,632   502,647,577        490,213,678   489,961,345       475,497,670
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year         $303,107,518        $297,280,119  $512,670,682       $502,647,577  $503,000,091      $489,961,345
====================================================================================================================================
Balance of undistributed net
 investment income at end
 of year                          $    327,248        $    618,512  $    325,742       $    781,209  $    979,635      $  1,415,172
====================================================================================================================================

64                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC).

California Value is not authorized by its Article of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements, "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for California Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholder
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                    California                             California          California          California
                   Performance          California         Investment              Select             Quality
                          Plus         Opportunity            Quality             Quality              Income
-------------------------------------------------------------------------------------------------------------
Number of shares:
  Series M                  --                  --              3,600                  --                  --
  Series T               1,800                  --                 --               2,400                  --
  Series W                  --               2,200                 --                  --               3,000
  Series Th                 --                  --                 --               3,600                  --
  Series F               1,800                  --                 --                  --               3,000
-------------------------------------------------------------------------------------------------------------
Total                    3,600               2,200              3,600               6,000               6,000
=============================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do in the future, they did not make any such investments during the fiscal year ended August 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimate.

2. Fund Shares
Transactions in Common shares were as follows:

                                               California Value        California Performance Plus
                                           -------------------------   ----------------------------
                                           Year Ended     Year Ended    Year Ended     Year Ended
                                             8/31/98        8/31/97       8/31/98        8/31/97
---------------------------------------------------------------------------------------------------
Shares issued to shareholders
  due to reinvestment of distributions         22,464         83,152        91,264         99,470
===================================================================================================

                                            California Opportunity    California Investment Quality
                                           -------------------------  -----------------------------
                                           Year Ended     Year Ended    Year Ended     Year Ended
                                             8/31/98        8/31/97       8/31/98        8/31/97
---------------------------------------------------------------------------------------------------
Shares issued to shareholders
  due to reinvestment of distributions         40,765         46,625        88,738         96,114
===================================================================================================

                                           California Select Quality    California Quality Income
                                           -------------------------   ----------------------------
                                           Year Ended     Year Ended    Year Ended     Year Ended
                                             8/31/98        8/31/97       8/31/98        8/31/97
---------------------------------------------------------------------------------------------------
Shares issued to shareholders
  due to reinvestment of distributions        113,065        136,425       118,416         84,978
===================================================================================================

3. Distrubutions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 1998, to sharesholders of record on September 15, 1998, as follows:

                     California           California         California            California       California       California
                          Value      Performance Plus       Opportunity    Investment Quality   Select Quality   Quality Income
-------------------------------------------------------------------------------------------------------------------------------
Dividend per share       $.0415                $.0860            $0.845                $.0795           $.0790           $.0815
===============================================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary muncipal investments during the fiscal year ended August 31, 1998, were as follows:


                                                              California                  California             California
                                                                   Value            Performance Plus            Opportunity
------------------------------------------------------------------------------------------------------------------------------
Purchases:

  Investments in municipal securities                       $100,274,092                $ 63,892,800           $ 32,789,915

  Temporary municipal investments                             34,450,000                  16,700,000              9,900,000

Sales and Maturities:

  Investments in municipal securities                        101,499,794                  58,810,179             32,087,050

  Temporary municipal investments                             32,950,000                  17,200,000             10,200,000
===================================================================================================================================


                                                               California                 California             California
                                                        Investment Quality            Select Quality         Quality Income
------------------------------------------------------------------------------------------------------------------------------
Purchases:

  Investments in municipal securities                       $ 64,157,843                $ 89,005,377           $ 58,403,112

  Temporary municipal investments                             23,020,000                  41,600,000             11,200,000

Sales and Maturities:

  Investments in municipal securities                         63,742,341                  84,663,608             55,373,045

  Temporary municipal investments                             23,020,000                  48,775,000             11,800,000
===================================================================================================================================

At August 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1998, were as follows



                                                              California                  California             California
                                                                   Value            Performance Plus            Opportunity
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                               $23,015,723                 $24,247,186           $18,838,337

  depreciation                                                        --                          --                     --
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                  $23,015,723                 $24,247,186            $18,838,337
=============================================================================================================================



                                                              California                  California             California
                                                      Investment Quality              Select Quality         Quality Income
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                               $26,731,681                $43,666,892             $51,482,019

  depreciation                                                        --                          --                     --
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                  $26,731,681                $43,666,892             $51,482,019
=============================================================================================================================

6. Management Fee and Other Transactions with Affiliates Under California Value's investment management agreement with Nuveen Advisroy Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the fund.

Under the Fund's (excluding California Value) investment management agreements with the Adviser, each Fund pays annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:


Average Daily Net Asset Value                                 Management Fee
----------------------------------------------------------------------------
For the first $125 miliion                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6255 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5875 of 1
============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation diretly to those of its Diretors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At August 31, 1998, net assets consisted of:

                                                         California                      California      California      California
                                         California     Performance      California      Investment          Select         Quality
                                              Value            Plus     Opportunity         Quality         Quality          Income
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value                $        N/A    $ 90,000,000    $ 55,000,000    $ 90,000,000    $150,000,000    $150,000,000

Common shares, $.01 par
   value per share                          252,227         126,593          79,766         132,928         226,440         215,587

Paid-in surplus                         237,377,899     176,746,187     111,082,282     185,523,703     315,503,967     299,844,151

Balance of undistributed net
   investment income                        147,223         473,645         289,546         327,248         325,742         979,635

Accumulated net realized gain
   from investment
   transactions                           1,118,782         739,623       1,142,691         391,958       2,947,641         478,699

Net unrealized appreciation
   of investments                        23,015,723      24,247,186      18,838,337      26,731,681      43,666,892      51,482,019
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                             $261,911,854    $292,333,234    $186,432,622    $303,107,518    $512,670,682    $503,000,091
===================================================================================================================================
Authorized shares:
   Common                               250,000,000     200,000,000     200,000,000     200,000,000     200,000,000    $200,000,000
   Preferred                                    N/A       1,000,000       1,000,000       1,000,000       1,000,000       1,000,000
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

Financial Highlights
Selected data for a Common share outstanding throughout each period is as follows:


                                                 Investment Operations
                                      --------------------------------------
                                                             Net
                                                       Realized/
                        Beginning            Net      Unrealized
                        Net Asset     Investment      Investment
                            Value         Income      Gain (Loss)     Total
--------------------------------------------------------------------------------
California Value

Year Ended 8/31:
     1998                  $10.09          $ .53            $ .34     $ .87
     1997                   10.03            .59              .15       .74
     1996                   10.20            .61             (.10)      .51
     1995                   10.20            .64              .04       .68
     1994                   10.74            .65             (.51)      .14

California Performance Plus

Year Ended 8/31:
     1998                   15.67            1.23             .36       1.59
     1997                   15.41            1.27             .26       1.53
     1996                   15.45            1.28            (.04)      1.24
     1995                   15.24            1.28             .28       1.56
     1994                   16.38            1.30           (1.13)       .17

California Opportunity

Year Ended 8/31:
     1998                   16.04            1.23             .45       1.68
     1997                   15.57            1.25             .45       1.70
     1996                   15.64            1.25            (.03)      1.22
     1995                   15.32            1.27             .36       1.63
     1994                   16.59            1.27           (1.26)       .01

California Investment Quality

Year Ended 8/31:
     1998                   15.70            1.18             .36       1.54
     1997                   15.37            1.22             .32       1.54
     1996                   15.37            1.24              --       1.24
     1995                   15.20            1.25             .22       1.47
     1994                   16.44            1.26           (1.19)       .07

California Select Quality

Year Ended 8/31:
     1998                   15.65            1.16             .41       1.57
     1997                   15.19            1.19             .52       1.71
     1996                   15.23            1.19             .09       1.28
     1995                   14.96            1.21             .35       1.56
     1994                   16.44            1.21           (1.43)      (.22)

California Quality Income

Year Ended 8/31:
     1998                   15.86            1.18             .54       1.72
     1997                   15.24            1.20             .62       1.82
     1996                   15.05            1.20             .21       1.41
     1995                   14.68            1.21             .39       1.60
     1994                   15.92            1.20           (1.20)        --
================================================================================


                                                       Less Distributions
                             ------------------------------------------------------------------------------
                                       Net                Net
                                Investment         Investment          Capital             Capital
                                    Income             Income            Gains               Gains
                                 To Common       To Preferred        to Common        To Preferred
                              Shareholders       Shareholders+    Shareholders       Shareholders+             Total
--------------------------------------------------------------------------------------------------------------------
California Value

Year Ended 8/31:
     1998                             (.53)               N/A             (.05)                N/A              (.58)
     1997                             (.59)               N/A             (.09)                N/A              (.68)
     1996                             (.62)               N/A             (.06)                N/A              (.68)
     1995                             (.67)               N/A             (.01)                N/A              (.68)
     1994                             (.67)               N/A             (.01)                N/A              (.68)

California Performance Plus

Year Ended 8/31:
     1998                            (1.03)             (.23)             (.02)                 --             (1.28)
     1997                            (1.03)             (.22)             (.02)                 --             (1.27)
     1996                            (1.03)             (.25)               --                  --             (1.28)
     1995                            (1.03)             (.29)             (.02)                 --             (1.35)
     1994                            (1.03)             (.25)               --                  --             (1.31)

California Opportunity

Year Ended 8/31:
     1998                            (1.01)             (.22)             (.01)                 --             (1.24)
     1997                            (1.01)             (.22)               --                  --             (1.23)
     1996                            (1.02)             (.23)             (.03)+++            (.01)+++         (1.29)
     1995                            (1.05)             (.26)               --                  --             (1.31)
     1994                            (1.07)             (.21)               --                  --             (1.28)

California Investment Quality

Year Ended 8/31:
     1998                             (.99)             (.22)               --                  --             (1.21)
     1997                             (.99)             (.22)               --                  --             (1.21)
     1996                            (1.02)             (.22)               --                  --             (1.24)
     1995                            (1.04)             (.26)               --                  --             (1.30)
     1994                            (1.12)             (.17)             (.02)                 --             (1.31)

California Select Quality

Year Ended 8/31:
     1998                             (.97)             (.21)             (.02)                 --             (1.20)
     1997                             (.98)             (.20)             (.06)               (.01)            (1.25)
     1996                             (.98)             (.21)             (.10)               (.03)            (1.32)
     1995                             (.99)             (.25)             (.04)               (.01)            (1.29)
     1994                            (1.05)             (.18)             (.03)                                (1.26)

California Quality Income

Year Ended 8/31:
     1998                             (.98)             (.23)               --                  --             (1.21)
     1997                             (.98)             (.22)               --                  --             (1.20)
     1996                             (.96)             (.23)             (.02)+++            (.01)+++         (1.22)
     1995                             (.96)             (.27)               --                  --             (1.23)
     1994                            (1.00)             (.21)             (.02)               (.01)            (1.24)
=====================================================================================================================


N/A        Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. total returns are not annualized.

+          The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

+++ The amounts shown include distributions in excess of capital gains of $.011 for Common shareholders and $.003 for Preferred shareholders of California Opportunity and $.007 for Common shareholders and $.002 for Preferred shareholders of California Quality Income.


                                        Total Returns                                   Ratios/Supplemental Data
                                -------------------------------    ------------------------------------------------------------
                                                                                                      Ratio of Net
                                                                                        Ratio of        Investment
   Ending                                                               Ending       Expenses to         Income to     Portfolio
Net Asset             Ending         Based on      Based on Net     Net Assets           Average           Average      Turnover
    Value       Market Value     Market Value*      Asset Value*         (000)        Net Assets++      Net Assets++        Rate
--------------------------------------------------------------------------------------------------------------------------------

   $10.38           $ 9.8125             2.11%             8.90%      $261,912               .71%             5.19%           40%
    10.09            10.1875             7.59              7.55        254,168               .74              5.85            17
    10.03            10.1250            12.52              5.16        251,948               .77              6.00            23
    10.20             9.6250            (6.59)             6.92        193,426               .75              6.32             9
    10.20            11.0000             (.50)             1.32        192,237               .76              6.24             9

    15.98            18.0000            10.74              8.93        292,333               .81              5.35            20
    15.67            17.2500            16.71              8.77        286,936               .81              5.59            12
    15.41            15.7500            14.04              6.53        282,104               .80              5.62            14
    15.45            14.7500             5.75              8.75        281,766               .83              5.77            24
    15.24            15.0000            (8.34)             (.48)       279,175               .83              5.63            19

    16.48            17.6250            11.99              9.36        186,433               .82              5.28            18
    16.04            16.6875            11.83              9.79        182,279               .82              5.46             4
    15.57            15.8750            13.10              6.31        177,862               .82              5.47             8
    15.64            15.0000             4.72              9.43        178,072               .83              5.73            36
    15.32            15.3750            (8.20)            (1.27)       175,325               .87              5.51            24

    16.03            16.8750             8.39              8.66        303,108               .80              5.22            21
    15.70            16.5000            12.32              8.82        297,280               .80              5.44            12
    15.37            15.6250            11.08              6.72        291,423               .81              5.51            10
    15.37            15.0000             3.77              8.38        290,426               .81              5.72            14
    15.20            15.5000            (2.10)             (.64)       287,504               .82              5.53            18

    16.02            16.7500             8.11              8.93        512,671               .78              5.18            17
    15.65            16.4375            13.22             10.17        502,648               .78              5.36             5
    15.19            15.5000            15.73              6.95        490,214               .79              5.38            13
    15.23            14.3750             7.14              9.22        489,967               .80              5.66            12
    14.96            14.4380            (7.60)            (2.52)       483,986               .81              5.43            15

    16.37            17.3750            13.29              9.65        503,000               .78              5.12            11
    15.86            16.2500            15.19             10.74        489,961               .79              5.31             8
    15.24            15.0000            12.32              7.89        475,498               .79              5.37             6
    15.05            14.2500             9.24              9.57        471,064               .80              5.63            29
    14.68            14.0000            (6.27)            (1.41)       463,200               .80              5.35            12
--------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS GROUP -- A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.  Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA    Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A      Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

       Debt rated "BB", "B", "CCC", "CLARK CURBO" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B      Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC    Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CLARK CURBO The rating "CLARK CURBO" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C      The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI     The rating "CI" is reserved for income bonds on which no interest is being paid.

D      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L      The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR     Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

       An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

       -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

       -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1   Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

SP-3   Speculative capacity to pay principal and interest.

       A note rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

       An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3    Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B      Issues rated "B" are regarded as having only speculative capacity for timely payment.

C      This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

       A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

AAA    Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA    Bonds that are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA     Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA    Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA     Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C      Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.          This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       -- Leading market positions in well established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                APPENDIX B

             NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.

                         AMENDMENT AND RESTATEMENT OF
                 STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                              AND PREFERENCES OF
                            MUNICIPAL AUCTION RATE
               CUMULATIVE PREFERRED STOCK ("MUNIPREFERRED(R)"),
                                   SERIES W

     Nuveen California Select Quality Municipal Fund, Inc., a Minnesota corporation (the "Corporation"), hereby certifies to the Secretary of State of Minnesota as follows:

     First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by its amended and restated articles of incorporation, the Board of Directors has, by resolution duly adopted on December 18, 1998, authorized the issuance of a series of its authorized Preferred Stock designated as its Municipal Auction Rate Cumulative Preferred Stock, Series W.

     Second: The rights and preferences of the shares of such series of stock are as follows:

             NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
                               TABLE OF CONTENTS

                                                                              PAGE
DEFINITIONS...............................................................     1
"AA" Composite Commercial Paper Rate......................................     1
Accountant's Confirmation.................................................     2
Affiliate.................................................................     2
Agent Member..............................................................     2
Anticipation Notes........................................................     2
Applicable Rate...........................................................     2
Articles..................................................................     2
Auction...................................................................     2
Auction Agency Agreement..................................................     2
Auction Agent.............................................................     2
Auction Date..............................................................     2
Auction Procedures........................................................     2
Available MuniPreferred...................................................     3
Benchmark Rate............................................................     3
Beneficial Owner..........................................................     3
Bid and Bids..............................................................     3
Bidder and Bidders........................................................     3
Board of Directors........................................................     3
Broker-Dealer.............................................................     3
Broker-Dealer Agreement...................................................     3
Business Day..............................................................     3
Code......................................................................     3
Commercial Paper Dealers..................................................     3
Common Stock..............................................................     3
Cure Date.................................................................     3
Date of Original Issue....................................................     3
Deposit Securities........................................................     3
Discounted Value..........................................................     4
Dividend Payment Date.....................................................     4
Dividend Period...........................................................     4
Existing Holder...........................................................     4
Failure to Deposit........................................................     4
Federal Tax Rate Increase.................................................     4
Fund......................................................................     4
Gross-up Payment..........................................................     5
Holder....................................................................     5
Hold Order and Hold Orders................................................     5
Independent Accountant....................................................     5
Initial Rate Period.......................................................     5
Interest Equivalent.......................................................     5
Issue Type Category.......................................................     5
Kenny Index...............................................................     5
Late Charge...............................................................     5
Liquidation Preference....................................................     5
Market Value..............................................................     5
Maximum Potential-Gross-up Payment Liability..............................     5


Maximum Rate..............................................    5
Minimum Rate Period.......................................    6
Moody's...................................................    6
Moody's Discount Factor...................................    6
Moody's Eligible Asset....................................    6
Moody's Exposure Period...................................    7
Moody's Volatility Factor.................................    7
MuniPreferred.............................................    7
MuniPreferred Basic Maintenance Amount....................    7
MuniPreferred Basic Maintenance Cure Date.................    8
MuniPreferred Basic Maintenance Report....................    8
Municipal Obligations.....................................    9
1940 Act..................................................    9
1940 Act Cure Date........................................    9
1940 Act MuniPreferred Asset Coverage.....................    9
Notice of Redemption......................................    9
Notice of Special Rate Period.............................    9
Order and Orders..........................................    9
Original Issue Insurance..................................    9
Other Issues..............................................    9
Outstanding...............................................    9
Permanent Insurance.......................................    9
Person....................................................    9
Portfolio Insurance.......................................    9
Potential Beneficial Owner................................    9
Potential Holder..........................................   10
Preferred Stock...........................................   10
Quarterly Valuation Date..................................   10
Rate Multiple.............................................   10
Rate Period...............................................   10
Rate Period Days..........................................   10
Receivables for Municipal Obligations Sold................   10
Redemption Price..........................................   10
Reference Rate............................................   10
Registration Statement....................................   11
S&P.......................................................   11
S&P Discount Factor.......................................   11
S&P Eligible Asset........................................   11
S&P Exposure Period.......................................   11
S&P Volatility Factor.....................................   11
Secondary Market Insurance................................   11
Securities Depository.....................................   11
Sell Order and Sell Orders................................   11
Special Rate Period.......................................   11
Special Redemption Provisions.............................   11
Submission Deadline.......................................   11
Submitted Bid and Submitted Bids..........................   11
Submitted Hold Order and Submitted Hold Orders............   11
Submitted Order and Submitted Orders......................   12
Submitted Sell Order and Submitted Sell Orders............   12
Subsequent Rate Period....................................   12
Substitute Commercial Paper Dealer........................   12
Substitute U.S. Government Securities Dealer..............   12
Sufficient Clearing Bids..................................   12


Taxable Allocation.....................................................................................   12
Taxable Income.........................................................................................   12
Taxable Equivalent of Bond Rate........................................................................   12
Treasury Bill..........................................................................................   13
Treasury Bill Rate.....................................................................................   13
Treasury Note..........................................................................................   13
Treasury Note Rate.....................................................................................   13
U.S. Government Securities Dealer......................................................................   13
Valuation Date.........................................................................................   14
Volatility Factor......................................................................................   14
Voting Period..........................................................................................   14
Winning Bid Rate.......................................................................................   14

PART I.................................................................................................   14

1.  Number of Authorized Shares........................................................................   14

2.  Dividends..........................................................................................   14
       (a)  Ranking....................................................................................   14
       (b)  Cumulative Cash Dividends..................................................................   14
       (c)  Dividends Cumulative From Date of Original Issue...........................................   14
       (d)  Dividend Payment Dates and Adjustment Thereof..............................................   14
       (e)  Dividend Rates and Calculation of Dividends................................................   15
              (i)  Dividend Rates......................................................................   15
              (ii) Calculation of Dividends............................................................   17
       (f)  Curing a Failure to Deposit................................................................   17
       (g)  Dividend Payments by Fund to Auction Agent.................................................   17
       (h)  Auction Agent as Trustee of Dividend Payments by Fund......................................   17
       (i)  Dividends Paid to Holders..................................................................   17
       (j)  Dividends Credited Against Earliest Accumulated But Unpaid Dividends.......................   17
       (k)  Dividends Designated as Exempt-Interest Dividends..........................................   18

3.  Gross-up Payments..................................................................................   18
       (a)  Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer..............   18
       (b)  Special Rate Periods of More Than 28 Rate Period Days......................................   18
       (c)  No Gross-up Payments In the Event of a Reallocation........................................   18

4.  Designation of Special Rate Periods................................................................   18
       (a)  Length of and Preconditions for Special Rate Period........................................   18
       (b)  Adjustment of Length of Special Rate Period................................................   19
       (c)  Notice of Proposed Special Rate Period.....................................................   19
       (d)  Notice of Special Rate Period..............................................................   20
       (e)  Failure to Deliver Notice of Special Rate Period...........................................   20

5.  Voting Rights......................................................................................   20
       (a)  One Vote Per Share of MuniPreferred........................................................   20
       (b)  Voting For Additional Directors............................................................   21
              (i)    Voting Period.....................................................................   21
              (ii)   Notice of Special Meeting.........................................................   21
              (iii)  Terms of office of Existing Directors.............................................   22
              (iv)   Terms of Office of Certain Directors to
                       Terminate Upon Termination of Voting Period.....................................   22
       (c)  Holders of MuniPreferred To Vote On Certain Other Matters..................................   22

        (i) Increases in Capitalization..................................... 22
        (ii) 1940 Act Matters............................................... 23
    (d) Board May Take Certain Actions Without Shareholder Approval......... 23
    (e) Voting Rights Set Forth Herein Are Sole Voting Rights............... 24
    (f) No Preemptive Rights or Cumulative Voting............................24
    (g) Voting for Directors Sole Remedy for Fund's Failure to Pay
         Dividends.......................................................... 24
    (h) Holders Entitled to Vote............................................ 24
 6. 1940 Act MuniPreferred Asset Coverage................................... 24
 7. MuniPreferred Basic Maintenance Amount.................................. 24
 8. [Reserved].............................................................. 26
 9. Restrictions on Dividends and Other Distributions....................... 26
    (a) Dividends on Preferred Stock Other Than MuniPreferred............... 26
    (b) Dividends and Other Distributions With Respect to Common Stock
         Under the 1940 Act................................................. 26
    (c) Other Restrictions on Dividends and Other Distributions............. 27
10. Rating Agency Restrictions.............................................. 27
11. Redemption.............................................................. 28
    (a) Optional Redemption................................................. 28
    (b) Mandatory Redemption................................................ 29
    (c) Notice of Redemption................................................ 30
    (d) No Redemption Under Certain Circumstances........................... 30
    (e) Absence of Funds Available for Redemption........................... 30
    (f) Auction Agent as Trustee of Redemption Payments by Fund............. 31
    (g) Shares for Which Notice of Redemption Has Been Given Are No Longer
         Outstanding........................................................ 31
    (h) Compliance With Applicable Law...................................... 31
    (i) Only Whole Shares of MuniPreferred May Be Redeemed.................. 31
12. Liquidation Rights...................................................... 32
    (a) Ranking............................................................. 32
    (b) Distributions Upon Liquidation...................................... 32
    (c) Pro Rata Distributions.............................................. 32
    (d) Rights of Junior Stock.............................................. 32
    (e) Certain Events Not Constituting Liquidation......................... 32
13. Miscellaneous........................................................... 32
    (a) Amendment of Appendix A to Add Additional Series.................... 32
    (b) Appendix A Incorporated By Reference................................ 33
    (c) No Fractional Shares................................................ 33
    (d) Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise
         Acquired by the Fund............................................... 33
    (e) Board May Resolve Ambiguities....................................... 33
    (f) Headings Not Determinative.......................................... 33
    (g) Notices............................................................. 33

PART II

1.   Orders...................................................................................................    33

2.   Submission of Orders by Broker-Dealers to Auction Agent..................................................    35

3.   Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate..........................    37

4.   Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares............    38

5.   Notification of Allocations..............................................................................    41

6.   Auction Agent............................................................................................    41

7.   Transfer of Shares of MuniPreferred......................................................................    41

8.   Global Certificate.......................................................................................    41

Appendix A....................................................................................................   A-1

Section 1.  Designation As To Series..........................................................................   A-1

Section 2.  Number of Authorized Shares Per Series............................................................   A-1

Section 3.  Exceptions to Certain Definitions.................................................................   A-1

Section 4.  Certain Definitions...............................................................................   A-1

Section 5.  Initial Rate Periods..............................................................................   A-7

Section 6.  Date for Purposes of Paragraph (yyy) Contained Under the Heading "Definitions" in this Statement..   A-7

Section 7.  Party Named for Purposes of the Definition of "Rate Multiple" in this Statement...................   A-7

Section 8.  Additional Definitions............................................................................   A-7

Section 9.  Dividend Payment Dates............................................................................   A-8

Section 10. Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this Statement...............   A-8

Section 11. Redemption Provisions Applicable to Initial Rate Periods..........................................   A-8

Section 12. Applicable Rate for Purposes of Subparagraph(b)(iii) of Section 3 of Part II of this Statement....   A-8

          NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC., a Minnesota corporation (the "Fund"), certifies to the Secretary of State of the State of Minnesota that:

          First: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Fund's Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution, authorized the issuance of shares of the Fund's authorized Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of APPENDIX A hereto and such number of shares per such series as is set forth in Section 2 of APPENDIX A hereto.

          Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of APPENDIX A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):

                                  DEFINITIONS

          Except as otherwise specifically provided in Section 3 of APPENDIX A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

               (a) ""AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; PROVIDED, HOWEVER, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA11 Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining

          Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days, maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

               (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

               (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; PROVIDED, HOWEVER, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

               (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

               (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes
          (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

               (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of this Statement. (g) "ARTICLES" shall have the meaning specified on the first page of this Statement.

               (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

               (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

               (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of
          Part II of this Statement.

               (k) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

               (1) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

               (m) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

               (n) "BENCHMARK RATE" shall have the meaning specified in Section 12 of APPENDIX A hereto.

               (o) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

               (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

               (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; PROVIDED, HOWEVER, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

               (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

               (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

               (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

               (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

               (v) "CODE" means the Internal Revenue Code of 1986, as amended.

               (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

               (x) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Fund.

               (y) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

               (z) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

               (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal obligations rated at least A-1+ or SP-l+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

               (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean,
          (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)
          (a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

               (cc) [Reserved]

               (dd) [Reserved]

               (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

               (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

               (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

               (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

               (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

               (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

               (kk) "GROSS-UP PAYMENT" shall have the meaning specified in
          Section 4 of APPENDIX A hereto.

               (ll) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

               (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

               (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

               (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of APPENDIX A hereto.

               (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

               (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

               (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

               (ss) "LATE CHARGE" shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of this Statement.

               (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

               (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

               (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

               (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

                    (i) in the case of any Auction Date which is not the Auction
               Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate

               Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                         (A) the dividend rate on shares of such series for the
                    then-ending Rate Period; and

                         (B) the product of (1) the higher of (x) the Reference
                    Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and
                    (2) the Rate Multiple on such Auction Date; or

                    (ii) in the case of any Auction Date which is the Auction
               Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

               (xx) [Reserved]

               (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

               (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

               (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

               (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

               (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

                (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition;
        (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                              FEDERAL                         VOLATILITY
                         TAX RATE INCREASE                      FACTOR
                         -------------------------------------------------
                                  5%                             295%
                                  10%                            317%
                                  15%                            341%
                                  20%                            369%
                                  25%                            400%
                                  30%                            436%
                                  35%                            477%
                                  40%                            525%

                (eee) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

                (fff) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $2S,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the

Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this
Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

        (ggg) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

        (hhh) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

        (iii) "MUNICIPAL OBLIGATIONS" shall mean "Municipal Obligations" as defined in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the "Registration Statement").

        (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

        (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of
Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

        (lll) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

        (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of
Part I of this Statement.

        (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph
(d)(i) of Section 4 of Part I of this Statement.

        (ooo) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (ppp) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

        (qqq) "OTHER ISSUES," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

        (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

        (sss) "PERMANENT INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

        (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        (uuu) "PORTFOLIO INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

        (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial owner of shares of such series that wishes to purchase additional shares of such series.

        (www) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an

Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

        (xxx) "PREFERRED STOCK" shall mean the preferred stock of the Fund, and includes the shares of MuniPreferred.

        (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of APPENDIX A hereto.

        (zzz) "RATE MULTIPLE" shall have the meaning specified in Section 4 of APPENDIX A hereto.

        (aaaa) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

        (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

        (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

        (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

        (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

        (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

        (gggg) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

        (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

        (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of APPENDIX A hereto.

        (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

        (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

        (llll) "SECONDARY MARKET INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

        (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

        (nnnn) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of
Part I of this Statement.

        (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

        (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; PROVIDED, HOWEVER, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

        (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; PROVIDED, HOWEVER, that none of such entities shall be a Commercial Paper Dealer.

        (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; PROVIDED, HOWEVER, that none of such entities shall be a U.S. Government Securities Dealer.

        (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        (zzzz) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

        (aaaaa) "TAXABLE INCOME" shall have the meaning specified in Section 12 of APPENDIX A hereto.

        (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (PROVIDED, HOWEVER, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; PROVIDED, HOWEVER, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

        (ccccc) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

                (ddddd) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

                (eeeee) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

                (fffff) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                (ggggg) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                (hhhhh) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

                (iiiii) "VOLATILITY FACTORY" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

                (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

                (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        Any additional definitions specifically set forth in Section 8 of APPENDIX A hereto shall be incorporated herein and made part hereof by reference thereto.

                                    PART I

        1.  NUMBER OF AUTHORIZED SHARES.

        The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of APPENDIX A hereto.

        2.  DIVIDENDS.

        (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

        (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

        (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

        (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of APPENDIX A hereto; PROVIDED, HOWEVER, that:

                (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in Section 1 of APPENDIX A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

                (ii) notwithstanding Section 9 of APPENDIX A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; PROVIDED, HOWEVER, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

        (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS. (i) DIVIDEND RATES. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of APPENDIX A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; PROVIDED, HOWEVER, that if:

                (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
        Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-"); or

                (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

        (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

        (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

        (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

        (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.

        (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

        (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

        3.  GROSS-UP PAYMENTS.

        Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

                (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

                (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

                (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

        4.  DESIGNATION OF SPECIAL RATE PERIODS.

        (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

        (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of APPENDIX A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T MuniPreferred" in Section 1 of APPENDIX A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of APPENDIX A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of APPENDIX A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred,
(c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

        (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or paused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and
(ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and
(B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction,
        (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

                (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

        (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

        5. VOTING RIGHTS.

        (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including each share of MuniPreferred, and of shares of Common Stock shall vote together as a single class; PROVIDED, HOWEVER, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including MuniPreferred, voting together as a single class, shall elect the balance of the directors.

        (b) VOTING FOR ADDITIONAL DIRECTORS. (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including MuniPreferred, equal to at least two full years, dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                (B) if at any time holders of shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

        (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

        (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

        (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

        (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS. (i) INCREASES IN CAPITALIZATION. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at d meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; PROVIDED, HOWEVER, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of APPENDIX A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; PROVIDED, HOWEVER, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file d voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class).

        (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Articles, (A) the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purpose of the foregoing, "majority of the outstanding shares of Preferred Stock" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

        (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; PROVIDED, HOWEVER, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities
Discounted Value                                      Moody's Exposure Period
Escrowed Bonds Moody's Volatility Factor
Issue Type Category                                            1940 Act Cure Date
Market Value  1940 Act MuniPreferred Asset Coverage
Maximum Potential Gross-up                            Other Issues
  Payment Liability                                            Quarterly Valuation Date
MuniPreferred Basic Maintenance Amount                Receivables for Municipal
MuniPreferred Basic Maintenance Cure Date             Obligations Sold
MuniPreferred Basic Maintenance Report                S&P Discount Factor
Moody's Discount Factor                               S&P Eligible Asset
Moody's Eligible Asset                                S&P Exposure Period
                                                               S&P Volatility Factor
                                                               Valuation Date
                                                      Volatility Factor

         (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

          6.  1940 ACT MUNIPREFERRED ASSET COVERAGE.

          The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

          7.  MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

          (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

          (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

          (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

          (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's confirmation as to such MuniPreferred Basic Maintenance Report.

          (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

          (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

          (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

          8.  [Reserved]

          9.  RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

          (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

          (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

          10.  RATING AGENCY RESTRICTIONS.

          For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

               (a) buy or sell futures or write put or call options;

               (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

               (c) issue additional shares of any series of MuniPreferred or any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

               (d) engage in any short sales of securities;

               (e)  lend securities;

               (f) merge or consolidate into or with any other corporation;

               (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

               (h) enter into reverse repurchase agreements.

          11.  REDEMPTION.

          (a) OPTIONAL REDEMPTION. (i) Subject to the provisions of subparagraph
(v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; PROVIDED, HOWEVER, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of APPENDIX A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

          (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph
(a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iv) Subject to the provisions of subparagraph (v) of this paragraph
(a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

          (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

          (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to ~redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (PROVIDED, HOWEVER, that if there is no such minimum number of shares of MuniPreferred and shares of other Preferred Stock the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Stock (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; PROVIDED, HOWEVER, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

          (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; PROVIDED, HOWEVER, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

          (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the

Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

          (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

          (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

          12.  LIQUIDATION RIGHTS.

          (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

          (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

          (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d) RIGHTS OF JUNIOR STOCK. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of stock ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions(if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

        (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

        13. MISCELLANEOUS.

        (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend APPENDIX A hereto to (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of this Statement without shareholder approval and (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

        (b) APPENDIX A INCORPORATED BY REFERENCE. APPENDIX A hereto is incorporated in and made a part of this Statement by reference thereto.

        (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

        (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) shall cease to be of further effect and shall cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.

        (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

        (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

        (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II

        1. ORDERS. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

                (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                        (A) the number of Outstanding shares, if any, of such
                series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                        (B) the number of Outstanding shares, if any, of such
                series held by such Beneficial Owner which such Beneficial owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial owner; and/or

                        (C) the number of Outstanding shares, if any, of such
                series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;
        and

                (ii) one or more Broker-Dealers, using lists of Potential Beneficial owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
        Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

        (ii) A Sell Order by a Beneficial owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                (A) the number of Outstanding shares of such series specified in such Sell Order; or

                (B) such number or a lesser number of outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

        (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this
        Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

        (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

        2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to orders submitted or deemed submitted to it by Beneficial owners and as a Potential Holder in respect of shares subject to orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                (ii) the aggregate number of shares of such series that are the subject of such Order;

                (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                        (A) the number of shares, if any, of such series subject
                to any Hold Order of such Existing Holder;

                        (B) the number of shares, if any, of such series subject
                to any Bid of such Existing Holder and the rate specified in such Bid; and

                        (C) the number of shares, if any, of such series subject
                to any Sell Order of such Existing Holder; and

                (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

        (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; PROVIDED, HOWEVER, that if an Order or orders covering all of the outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold orders exceeds the number of outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                        (B) subject to subclause (A), if more than one Bid of an
                Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                        (C) subject to subclauses (A) and (B), if more than one
                Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                        (D) in any such event, the number, if any, of such
                Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                (i) the excess of the number of outstanding shares of such series over the number of outstanding shares of such series subject to Submitted Hold orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

                (ii) from the Submitted Orders for shares of such series whether:

                        (A) the number of Outstanding shares of such series
                subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

        exceeds or is equal to the sum of:

                        (B) the number of Outstanding shares of such series
                subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                        (C) the number of Outstanding shares of such series
                subject to Submitted Sell Orders

        (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                        (A)(I) each such Submitted Bid of Existing Holders
                specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                        (B)(I) each such Submitted Bid of Potential Holders
                specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

        would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
        (B) above, would equal not less than the Available MuniPreferred of such series.

        (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of APPENDIX A hereto.

        4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

                (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and
        (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

        (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

        (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders' or Potential Beneficial Owners, Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

        5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

        6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

        7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; PROVIDED, HOWEVER, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

        8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of MuniPreferred in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

        IN WITNESS WHEREOF, NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC., has caused these presents to be signed in its name and on its behalf by its Vice President on May , 1999.

                                         NUVEEN CALIFORNIA SELECT QUALITY
---------------------------------------------------------------------------
                                         MUNICIPAL FUND, INC.
                                         --------------------

                                         By
-------------------------------------------
                                         Gifford R. Zimmerman
                                         Vice President and Secretary

             NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.

                                  APPENDIX A

SECTION 1.  DESIGNATION AS TO SERIES.

          SERIES W: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series W." Each share of
Series T MuniPreferred shall be issued on May   , 1999; have an Applicable Rate
for its Initial Rate Period equal to    % per annum; have an initial Dividend
Payment Date of May   , 1999; and have such other preferences, limitations and
relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in
Part I and Part II of this Statement. The Series W MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series W MuniPreferred shall be identical except as provided in Section 11 of
Part I of this Statement.

SECTION 2.  NUMBER OF AUTHORIZED SHARES PER SERIES.

          The number of authorized shares constituting Series W MuniPreferred is 10,000.

SECTION 3.  EXCEPTIONS TO CERTAIN DEFINITIONS.

          Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

          Not applicable.

SECTION 4.  CERTAIN DEFINITIONS.

          For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                    "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal Obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.

                "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal and California income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under
        Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

                "ISSUE TYPE CATEGORY" shall mean, with respect to a Municipal obligation acquired by the Fund, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to Tass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; and (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the
        Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories.

                "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                                 RATING CATEGORY
--------------------------------------------------------------------------------

                                                        (V)MIG
      EXPOSURE PERIOD          Aaa*   Aa*   A-    Baa*     -1.*   SP-1+**
      ---------------          ----   ---   ---   ------   ----   -------
7 weeks                        151%   159%  168%    202%    229%    136%      148%
8 weeks or less but greater
  than seven weeks             154    164   173     205     235     137       149
9 weeks or less but greater
 than eight weeks              158    169   179     209     242     138       150

*    Moody's rating.
**   Municipal obligations not rated by Moody's but rated BEB or BBB+ by S&P.
** Municipal Obligations rated MIG-1 or VMIG-l or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

                Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

                "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided, however, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Except for general obligation bonds, Municipal obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal obligations issued by the same issuer and ,rated Baa by Moody's or A by S&P,.may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal obligations falling within a particular Issue Type Category and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by

       Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated EBB by S&P if rated BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Municipal obligations issued by issuers located within any one county and rated BBB by S&P may comprise no more than 4% of Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 6% of Moody's Eligible Assets; such BBB, Baa and A-rated Municipal obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 10% of Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of Moody's Eligible Assets; and (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation rated BBB- by S&P shall not be considered to be rated BBB by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-l or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

             Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, 'Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., Chase Manhattan Bank or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

             "OTHER ISSUES" shall have the respective meanings specified in the definition of "Issue Type Category."

             "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

             PREVAILING RATING                                        PERCENTAGE
             -------------------------------------------------------------------
             *aa3*/AA- or higher                                         110%

                 "a3"/A-                                           125%
                 "baa3"/BBB-                                       150%
                 "ba3"/BB-                                         250%
                 Below "ba3"/BB-                                   200%

       PROVIDED, HOWEVER, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

               For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3u or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below,
       (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB if such shares have a rating of "baa3" or better by Moody's and BBB or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; PROVIDED, HOWEVER, that if such shares are rated by only one rating agency,ithe prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in
       Section 7 of APPENDIX A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in
       Section 7 of APPENDIX A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

               "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                      RATING CATEGORY
----------------------------------------------------------------------------
    EXPOSURE PERIOD                          AAA*     AA*       A-      BBB*
----------------------------------------------------------------------------
    40 Business Days                         200%     205%     220%     260%
    22 Business Days                         180      185      200      240
    10 Business Days                         165      170      185      225
     7 Business Days                         160      165      180      220
     3 Business Days                         140      145      160      200

*S&P rating.

       Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; PROVIDED, HOWEVER, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and FURTHER PROVIDED that such Moody's-rated short-term Municipal obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

       "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or , if not rated by S&P but rated by Moody's, is rated at least A by Moody's; (iv) is not part of a private placement of Municipal obligations; and
(v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Special utilities issues that are not rated by S&P shall not comprise S&P Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

       (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

       (2) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; PROVIDED, HOWEVER, that general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 30% of the aggregate Market Value of S&P Eligible Assets;

              (3) Municipal obligations rated by Moody's but not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and

              (4) Non-California long-term Municipal Obligations shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 5. INITIAL RATE PERIODS.

       The Initial Rate Period for shares of Series W MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding May __, 1999.

SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (YYY) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

            May 31, 1999.

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

        PARTY:  SERIES OF MUNIPREFERRED:
        Salomon Smith Barney Inc.                                  Series W

SECTION 8. ADDITIONAL DEFINITIONS.

       "CALIFORNIA MUNICIPAL OBLIGATION" shall mean "California Municipal obligation" as defined in the Fund's Registration Statement.

SECTION 9. DIVIDEND PAYMENT DATES.

       Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

       Series W MuniPreferred on Thursday, May   , 1999, and on each Thursday
thereafter; and

SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION 5 OF PART I OF THIS STATEMENT.

       $150,000,000

SECTION 11. REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

       Not applicable.

SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (b)(iii) OF SECTION 3 OF PART II OF THIS STATEMENT.

        For purpose of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal combined regular, Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; PROVIDED, HOWEVER, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

May ______, 1999

                          PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:
     Included in Part A of the Registration Statement

     Financial Highlights for each of the nine years ended October 31, 1998

     PART I

     Portfolio of Investments, August 31, 1998 (audited)

     Statement of Net Assets, August 31, 1998 (audited)

     Statement of Operations for the year ended August 31, 1998 (audited)

     Statement of Changes in Net Assets for the two years ended August 31, 1998 (audited)

(2)  EXHIBITS

     The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 25: MARKETING ARRANGEMENTS

     See Sections 2(a) and 3(i) of the Purchase Agreement filed as an Exhibit herein.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Securities and Exchange Commission fees                   $ 11,676
Printing and engraving expenses                             60,000
Legal fees                                                  55,000
Accounting expenses                                          5,000
Rating Agency fees                                          15,000
Blue Sky filing fees and expenses                           10,000
Miscellaneous expenses                                       5,000
                                                          --------
         Total*                                           $161,676


[*Estimated]

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES

     At March 31, 1999:

                                                                  NUMBER OF
                 TITLE OF CLASS                                   RECORD HOLDERS
                 --------------                                   --------------
Common Stock, $.01 par value................................        12,600

Preferred Stock, $.01 par value.............................            22


ITEM 29: INDEMNIFICATION

     Article EIGHTH of the Registrant's Articles of Incorporation provides as follows:

     EIGHTH: To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

     Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to making any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer's or director's disabling conduct. A determination that an officer or director is entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     The directors and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $40,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 7 of the Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their directors, certain of their officers and directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the Federal securities laws.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc.,

Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains Articles of Incorporation, By-Laws, minutes of directors and shareholders meetings, and contracts of the Registrant and all advisory material of the investment adviser.

     The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. It also maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for shares of the Registrant's Common Stock. Bankers Trust Company, 4 Albany Street, New

York, New York 10006, maintains all required records in its capacity as transfer agent, registrar, dividend disbursing agent and redemption agent for the Registrant's MuniPreferred shares.

ITEM 32: MANAGEMENT SERVICES

     Not applicable.

ITEM 33: UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) Registrant undertakes that:

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding (is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 17th day of May, 1999.



                  NUVEEN CALIFORNIA SELECT QUALITY FUND, INC.

                            /s/ GIFFORD R. ZIMMERMAN

                            --------------------------------------
                            Gifford R. Zimmerman, Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                   SIGNATURE                             TITLE                                   DATE
                   ---------                             -----                                   ----

/s/ STEPHEN D. FOY                                   Vice President and                        May 17, 1999
-----------------------------------------            Controller (Principal
Stephen D. Foy                                       Financial and Accounting
                                                     Officer)


Timothy R. Schwertfeger*                             Executive Officer

Robert P. Bremner*                                   Director

Lawrence H. Brown*                                   Director

Anne E. Impellizzeri*                                Director

Peter R. Sawers*                                     Director

William J. Schneider*                                Director

Judith M. Stockdale*                                 Director


                                            By
                                            /s/ GIFFORD R. ZIMMERMAN
                                            -----------------------
                                            Gifford R. Zimmerman
                                            Attorney-in-Fact

                                            May 17, 1999


-----------------
* An original power of attorney authorizing, among others, Timothy R. Schwertfeger, Gifford R. Zimmerman, Larry W. Martin, and each of them, to execute this Registration Statement, and Amendments thereto, for each of the officers and directors of Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith.

INDEX TO EXHIBITS

                                                              SEQUENTIALLY
EXHIBIT                                                       NUMBERED
NUMBER                                                        PAGE
-------                                                       ------------


a. Articles of Incorporation of Registrant, as amended, including the Statement Establishing and Fixing the Rights and Preferences of Registrant's Municipal Auction Rate Cumulative Preferred Stock (Incorporated by reference to Exhibit a of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-06294), which was filed May
     12, 1999)..........................................................


b. By-Laws of Registrant (Incorporated by reference to Exhibit b of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-
     06294), which was filed May 12, 1999).............................

c.   Not applicable....................................................


d.1 Basic Terms of Auction Agency Agreement, including form of request and acceptance letter related thereto (Incorporated by reference to Exhibit d.1 of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and
     811-06294), which was filed May 12, 1999).........................


d.2 Basic Terms of Broker-Dealer Agreement, including form of request and acceptance letter related thereto (Incorporated by reference to Exhibit d.2 of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and
     811-06294), which was filed May 12, 1999).........................


d.3 Form of Letter of Representation to The Depository Trust Company relating to the Series of MuniPreferred (Incorporated by reference to Exhibit d.3 of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and
     811-06294), which was filed May 12, 1999).........................


e. Dividend Reinvestment Plan (Incorporated by reference to Exhibit e of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-
     06294), which was filed May 12, 1999).............................

f.   Not applicable....................................................


g.1 Investment Management Agreement (Incorporated by reference to Exhibit g.1 of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and
     811-06294), which was filed May 12, 1999).........................


g.2 Renewal of Investment Management Agreement (Incorporated by reference to Exhibit g.2 of the Registration Statement on Form N-2 (Registration Nos.
     333-78325 and 811-06294), which was filed May 12, 1999)...........


h. Form of Underwriting Agreement (Incorporated by reference to Exhibit h of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and
     811-06294), which was filed May 12, 1999).........................


i. Deferred Compensation Plan for Non-Employee Directors (Incorporated by reference to Exhibit i of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-06294), which was filed May 12,
     1999).............................................................


j.1 Exchange-Traded Fund Custody Agreement (Incorporated by reference to Exhibit j.1 of the Registration Statement on Form N-2 (Registration Nos.
     333-78325 and 811-06294), which was filed May 12, 1999)...........


j.2 Fund Accounting Agreement (Incorporated by reference to Exhibit j.2 of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-
     06294), which was filed May 12, 1999).............................


j.3  Letter of Succession to Agreements (Incorporated by reference to Exhibit
     j.3 of the Registration Statement on Form N-2 (Registration Nos. 333-78325
     and 811-06294), which was filed May 12, 1999).....................

k.   Not applicable....................................................


l. Opinion and consent of Morgan, Lewis & Bockius LLP (Incorporated by reference to Exhibit l of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-06294), which was filed May 12,
     1999).............................................................

m.   Not applicable....................................................

n.   Consent of Ernst & Young..........................................

o.   Not applicable....................................................

p.   Not applicable....................................................

q.   Not applicable....................................................


r. Financial Data Schedule (Incorporated by reference to Exhibit r of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-
     06294), which was filed May 12, 1999).............................

s. Powers of Attorney (Incorporated by reference to Exhibit s of the Registration Statement on Form N-2 (Registration Nos. 333-78325 and 811-
     06294), which was filed May 12, 1999).............................